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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-88373) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 20                     [X]
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 22                             [X]

                              VANGUARD STAR FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  IT IS REQUESTED THAT THIS FILING BECOME EFFECTIVE ON APRIL 23, 1998 PURSUANT TO PARAGRAPH (B) OF RULE 485.

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

  WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1997 ON MARCH 30, 1998.

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

                               VANGUARD STAR FUND

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Not Applicable
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... Investment Objectives;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Management of the
                                                    Portfolio STAR Fund;
                                                    Investment Management
  Item 5A.   Management's Discussion of Fund
             Performance........................... Herein incorporated by reference to Registrant's
                                                    Annual Report to
                                                    Shareholders dated
                                                    December 31, 1997 filed
                                                    with the Securities &
                                                    Exchange Commission's
                                                    EDGAR system on March 5,
                                                    1998
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Shares; Share Price of the
                                                    Portfolio; Dividends,
                                                    Capital Gains,
                                                    Distributions and Taxes;
                                                    General Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Your Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Management of Vanguard
                                                    STAR Fund; General
                                                    Information
  Item 13.   Investment Objective and Policies..... Investment Limitations
  Item 14.   Management of the Registrant.......... Management of Vanguard
                                                    STAR Fund; Investment
                                                    Management
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of Vanguard
                                                    STAR Fund; General
                                                    Information
  Item 16.   Investment Advisory and Other          Management of Vanguard
             Services.............................. STAR Fund; Investment
                                                    Advisory Services;
                                                    Termination of Advisory
                                                    Agreement
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... General Information;
                                                    Financial Statements
  Item 19.   Purchase, Redemption and Pricing of    Purchase of Shares;
             Securities Being Offered.............. Redemption of Shares
  Item 20.   Tax Status............................ Appendix
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Performance Data ..... Not Applicable
  Item 23.   Financial Statements.................. Financial Statements

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[LOGO OF VANGUARD STAR PORTFOLIO APPEARS HERE]

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PROSPECTUS--APRIL 23, 1998
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447
(SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
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INVESTMENT         Vanguard STAR Fund (the "Fund") is an open-end non-diver-
OBJECTIVE AND      sified investment company which seeks to maximize total
POLICIES           investment return (i.e., capital growth and income) sub-
                   ject to the investment restrictions and asset allocation
                   policies described in this Prospectus. The Fund consists
                   of six portfolios; however this prospectus relates only to the STAR Portfolio. The STAR Portfolio invests in a diver-
                   sified portfolio of ten mutual funds (the "Vanguard
                   Funds"), all of which are members of The Vanguard Group of
                   Investment Companies. The STAR Portfolio will invest 60%
                   to 70% of its assets in seven Vanguard Funds which invest
                   primarily in equity securities, and 30% to 40% of its as-
                   sets in three Vanguard Portfolios which invest primarily
                   in fixed-income securities. There is no assurance that the
                   STAR Portfolio will achieve its stated objective. Shares
                   of the Fund are neither insured nor guaranteed by any
                   agency of the U.S. Government, including the FDIC.
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OPENING AN         The STAR Portfolio is designed primarily for long-term in-
ACCOUNT            vestment savings. To open an Individual Retirement Account
                   (IRA), please use a Vanguard IRA Adoption Agreement. To
                   obtain a copy of this form, call 1-800-662-7447, Monday
                   through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday,
                   from 9:00 a.m. to 4:00 p.m. (Eastern time). If you are es-
                   tablishing an investment account outside a Vanguard-
                   sponsored retirement plan, complete the Account Registra-
                   tion Form. If you need assistance in completing these
                   forms, please call the Investor Information Department.
                   The minimum initial investment is $1,000 for all accounts.
-------------------------------------------------------------------------------
ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the STAR Portfolio before
                   you invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing addi-
                   tional information about Vanguard STAR Fund has been filed with the Securities and Exchange Commission. This State-
                   ment is dated April 23, 1998 and has been incorporated by
                   reference into this Prospectus. A copy may be obtained
                   without charge by writing to the Fund, calling the In-
                   vestor Information Department at 1-800-662-7447, or visit-
                   ing the Securities and Exchange Commission's website
                   (www.sec.gov).
-------------------------------------------------------------------------------
TABLE OF
CONTENTS

                         Page
Portfolio Expenses.....    2
Financial Highlights...    4
Yield and Total Return.    5
   FUND INFORMATION
Investment Objective...    5
Investment Policies....    6
Investment Risks.......    7
Who Should Invest......    9
Implementation of Poli-
 cies..................    9

                                          Page
                  Investment Limita-
                   tions................   17
                  Management of the
                   Portfolio............   17
                  Investment Management.   19
                  Performance Record....   25
                  Dividends, Capital
                   Gains
                   and Taxes............   26
                  Share Price of the
                   Portfolio............   28
                  General Information...   28

                                                                           Page
                                             SHAREHOLDER GUIDE
                                  Opening an Account and Purchasing
                                   Shares.................................  29
                                  When Your Account Will
                                   Be Credited............................  33
                                  Selling Your Shares.....................  33
                                  Exchanging Your Shares..................  36
                                  Important Information about Telephone
                                   Transactions...........................  38
                                  Transferring Registration...............  38
                                  Other Vanguard Services.................  39

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

PORTFOLIO          The following table illustrates all expenses and fees that
EXPENSES           you would incur as a shareholder of the STAR Portfolio.
                   The expenses and fees set forth in the table are for the 1997 fiscal year.

                   SHAREHOLDER TRANSACTION EXPENSES
                   -----------------------------------------------------------

             Sales Load Imposed on Purchases.........................       None
             Sales Load Imposed on Reinvested Dividends..............       None
             Redemption Fees.........................................       None
             Exchange Fees...........................................       None

                   ANNUAL FUND OPERATING EXPENSES
                   -----------------------------------------------------------
             Management & Administrative Expenses....................       None
             Investment Advisory Fees................................       None
             12b-1 Fees..............................................       None
             Other Expenses
              Distribution Costs.....................................  None
              Miscellaneous Expenses.................................  None
                                                                       ----
             Total Other Expenses....................................       None
                                                                            ----
               TOTAL OPERATING EXPENSES..............................       NONE
                                                                            ====

                   The STAR Portfolio did not incur any expenses in fiscal year 1997, and has not incurred any operating expenses since its inception in 1985. However, while the STAR Port-folio is expected to operate without expenses, sharehold-ers in the STAR Portfolio bear indirectly the expenses of the underlying Vanguard Funds in which the STAR Portfolio invests. The following chart provides the expense ratio for each of the underlying investments of the Portfolio for its 1997 fiscal year, as well as the percentage of the STAR Portfolio's net assets invested in each fund as of December 31, 1997:

                                                                    PERCENTAGE
                                                          EXPENSE OF PORTFOLIO'S
                                                           RATIO    NET ASSETS
                                                          ------- --------------
             Vanguard/Windsor Fund.......................  0.27%       14.9%
             Vanguard/Windsor II.........................  0.37        27.6
             Vanguard Explorer Fund......................  0.62         5.1
             Vanguard/Morgan Growth Fund.................  0.48         5.1
             GNMA Portfolio..............................  0.31        12.4
             Long-Term Corporate Portfolio...............  0.32        12.4
             Prime Portfolio.............................  0.32        12.4
             Vanguard/PRIMECAP Fund......................  0.51         5.1
             Vanguard U.S. Growth Portfolio..............  0.42         5.0
                                                                       ----
                                                                        100%

                   Based on these figures, the average weighted expense ratio for the STAR Portfolio's underlying investments on Decem-ber 31, 1997 was .36 of 1%. This figure is only an approx-imation of the Portfolio's underlying expense ratio, since the assets of the Portfolio invested in each of the under-lying Funds change daily.

                    Using an expense ratio of .36% for the STAR Portfolio's un-derlying funds, the following example illustrates the ex-penses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table showing shareholder transaction expenses, the Portfolio charges no redemption fees of any kind.

                  1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                  ------           -------                 -------                 --------
                    $4               $12                     $20                     $46

                    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL          The following financial highlights, insofar as they relate
HIGHLIGHTS         to each of the fiscal years ended December 31, 1997, have
                   been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements which contain this in-formation, was unqualified. This information should be read in conjunction with the STAR Portfolio's financial statements and notes thereto, which, together with the re-maining portions of the Portfolio's 1997 Annual Report to Shareholders, are incorporated by reference in the State-ment of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse
                   LLP, in the Portfolio's 1997 Annual Report to Sharehold-ers. For a more complete discussion of the Portfolio's performance, please see the Portfolio's 1997 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                   Department at 1-800-662-7447.

                                                 YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------
                            1997    1996    1995    1994     1993    1992    1991    1990     1989    1988
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $15.86  $15.03  $12.61  $13.41   $12.89  $12.30  $10.73  $12.05   $11.12  $ 9.98
                          ------  ------  ------  ------   ------  ------  ------  ------   ------  ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .60     .58    .590     .53      .47     .51     .62     .73      .84     .64
 Capital Gain
  Distributions
  Received..............    1.06     .63    .435     .26      .36     .18     .35     .18      .34     .16
                          ------  ------  ------  ------   ------  ------  ------  ------   ------  ------
 Total Distributions
  Received..............    1.66    1.21   1.025     .79      .83     .69     .97     .91     1.18     .80
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.65    1.19   2.550    (.82)     .56     .59    1.59   (1.34)     .90    1.06
                          ------  ------  ------  ------   ------  ------  ------  ------   ------  ------
 TOTAL FROM INVESTMENT
  OPERATIONS............    3.31    2.40   3.575    (.03)    1.39    1.28    2.56    (.43)    2.08    1.86
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.59)   (.59)  (.590)   (.52)    (.47)   (.51)   (.62)   (.73)    (.77)   (.69)
 Distributions From
  Realized Capital
  Gains.................   (1.20)   (.98)  (.565)   (.25)    (.40)   (.18)   (.37)   (.16)    (.38)   (.03)
                          ------  ------  ------  ------   ------  ------  ------  ------   ------  ------
 TOTAL DISTRIBUTIONS....   (1.79)  (1.57) (1.155)   (.77)    (.87)   (.69)   (.99)   (.89)   (1.15)   (.72)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $17.38  $15.86  $15.03  $12.61   $13.41  $12.89  $12.30  $10.73   $12.05  $11.12
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN............   21.15%  16.11%  28.64%  (0.21)%  10.88%  10.51%  24.18%  (3.62)%  18.80%  19.04%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $7,355  $5,863  $4,842  $3,766   $3,628  $2,489  $1,574  $1,038     $949    $681
Ratio of Total Expenses
 to Average Net Assets..       0%      0%      0%      0%       0%      0%      0%      0%       0%      0%
Ratio of Net Investment
 Income to Average
 Net Assets.............    3.46%   3.71%   4.12%   4.01%    3.67%   4.36%   5.48%   6.65%    6.42%   5.87%
Portfolio Turnover Rate.      15%     18%     13%      9%       3%      3%     11%     12%       7%     21%

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4

YIELD AND          From time to time the STAR Portfolio may advertise its
TOTAL RETURN       yield and total return. Both yield and total return fig-
                   ures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten- year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the begin-ning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of the Portfolio is calculated by dividing net in-
                   vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-
                   od. Net investment income includes interest and dividend
                   income earned on the Portfolio's securities; it is net of
                   all expenses and all recurring and nonrecurring charges
                   that have been applied to all shareholder accounts. The
                   yield calculation assumes that net investment income
                   earned over 30 days is compounded monthly for six months
                   and then annualized. Methods used to calculate advertised
                   yields are standardized for all stock and bond mutual
                   funds. However, these methods differ from the accounting
                   methods used by the Portfolio to maintain its books and
                   records, and so the advertised 30-day yield may not fully
                   reflect the income paid to an investor's account.
-------------------------------------------------------------------------------
INVESTMENT         The objective of the STAR Portfolio is to maximize total
OBJECTIVE          investment return (i.e., capital growth and income) sub-
                   ject to the investment restrictions and asset allocation
THE STAR           policies described in this Prospectus. The Portfolio in-
PORTFOLIO SEEKS    vests in a diversified portfolio of ten mutual funds (the
TO MAXIMIZE        "Vanguard Funds"), all of which are members of The Van-
TOTAL INVESTMENT   guard Group. There is no assurance that the Portfolio will
RETURN             achieve its stated objective.

                   This investment objective is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
-------------------------------------------------------------------------------

INVESTMENT         The Portfolio will invest 60% to 70% of its assets in
POLICIES           seven Vanguard Funds which invest primarily in equity se-
                   curities and 30% to 40% of its assets in three Vanguard
THE STAR           Funds which invest primarily in fixed-income securities.
PORTFOLIO          The following table shows how the Portfolio's assets are
INVESTS IN A       divided among the ten Vanguard Funds:
DIVERSIFIED
PORTFOLIO
OF VANGUARD
FUNDS

                                  PERCENTAGE
             INVESTMENT           OF STAR'S                 VANGUARD
             CATEGORY             NET ASSETS                 FUNDS
             -----------------    ----------     ------------------------------
             Equity Funds           60-70%       Vanguard/Windsor Fund
                                                 Vanguard/Windsor II
                                                 Vanguard Explorer Fund
                                                 Vanguard/Morgan Growth Fund
                                                 Vanguard U.S. Growth Portfolio
                                                 Vanguard/PRIMECAP Fund
                                                 500 Portfolio
             Bond Funds             20-30%       GNMA Portfolio
                                                 Long-Term Corporate Portfolio
             Money Market Fund      10-20%       Prime Portfolio

                   As investments for the Portfolio, the Fund's Trustees have chosen Vanguard/ Windsor Fund, Vanguard/Windsor II, Van-guard Explorer Fund, Vanguard/Morgan Growth Fund, the Van-guard U.S. Growth Portfolio of Vanguard World Fund,
                   Inc. ("Vanguard U.S. Growth Portfolio"), Vanguard/PRIMECAP Fund, Inc. ("Vanguard/PRIMECAP"), the 500 Portfolio of Vanguard Index Trust ("500 Portfolio"), the GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securi-ties Fund, and the Prime Portfolio of Vanguard Money Mar-ket Reserves. The 500 Portfolio, although approved as an additional investment by the Fund's Trustees, is not cur-rently being purchased by the STAR Portfolio. The selec-tion of the Vanguard Funds in which the Portfolio will in-vest, as well as the maximum and minimum amounts of the Portfolio's assets which can be invested in each invest-ment category, are fundamental policies and so cannot be changed without the approval of a majority of the Portfo-lio's shareholders. See "Implementation of Policies" for a description of the ten Vanguard Funds in which the Portfo-lio invests.

THE PORTFOLIO      The allocation of the Portfolio's assets among the Van-
HOLDS A STEADY     guard Funds will be made by the Officers of the Fund under
BALANCE OF         the supervision of the Fund's Board of Trustees, within
STOCKS, BONDS      the percentage ranges set forth in the table above. The
AND CASH           ranges specified for the Portfolio's investments in the
RESERVES           underlying Funds are narrow and permit little variation in the Portfolio's investment program. It is expected that the Portfolio's allocation of investments between the "in-vestment categories" listed above will be quite constant.

                   Since inception on March 29, 1985, the STAR Portfolio has maintained fixed allocation targets for its investments in equity (stock), bond and money market funds. The Portfo-lio's investment in equity funds has been targeted at 62.5% of assets, the Portfolio's investment in bond funds has been targeted at 25% of assets, and the Portfolio's investment in the money market fund at 12.5% of assets. This policy reflects the Board of Trustees' belief that holding relatively steady propor-tions of stocks, bonds and money market instruments is more likely to provide favorable long-term investment re-turns, with moderate risk, than frequently rebalancing the Portfolio's investment holdings based on short-term events.

                   The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolio maintains a consistent investment approach in pursuit of its objective. Of course, due to the limits set on the Fund's investments, the STAR Portfolio does not have the same flexibility to maximize total return as a mutual fund that is not so constrained in periods when a greater com-mitment to stocks or to fixed-income securities would pro-vide a higher total investment return.

                   From time to time, the Portfolio's investments in the un-derlying Vanguard Funds may be limited by certain factors. The Board of Trustees or Directors of any of the under-lying Vanguard Funds may impose limits on additional in-vestments in a particular Fund. For example, restrictions on additional investments in Vanguard/Windsor Fund imposed by its Board of Directors have limited the Portfolio's in-vestment in that Fund.

                   See "Implementation of Policies" for a description of
                   other investment practices of the STAR Portfolio.
-------------------------------------------------------------------------------
INVESTMENT RISKS   Like any investment program, an investment in the STAR
                   Portfolio entails certain risks. The Portfolio invests in common stock funds and fixed-income funds and is therefore subject to stock market risk, bond market risk, inflation risk, and manager risk.

MARKET RISK--      As a mutual fund investing a little more than 60% of its
STOCKS             assets in common stocks, The Portfolio is subject to stock
                   MARKET RISK--i.e., the possibility that stock prices in general will decline over short or even extended periods.
                   The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                      AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1997)
                                   OVER VARIOUS TIME HORIZONS

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             -------           -------           --------           --------
               Best           +53.9%            +23.9%            +20.1%             +16.9%
               Worst         -43.3             -12.5             - 0.9              + 3.1
               Average       +13.0             +10.5             +10.9              +10.9

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and in-terim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many invest-ors to recover their losses (assuming dividends were rein-vested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK--      The bond market is typically less risky than the stock
BONDS              market, although there have been times when some bonds
                   were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide.
                   Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its ma-turity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when in-terest rates fall, bond prices generally rise.

                   From time to time, the stock and bond markets may fluctu-ate independently of one another. In other words, a de-cline in the stock market may in certain instances be off-set by a rise in the bond market, or vice versa. As a result, the Portfolio, with its balance of common stock, bond and money market investments, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclu-sively in common stocks.

INFLATION RISK     Like market risk, inflation represents a significant
                   threat to even a well-diversified portfolio because infla-tion erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged
                   3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

                   The Portfolio is concentrated in investment companies in The Vanguard Group, so investors should be aware that the Portfolio's performance is directly related to the invest-ment performance of the Vanguard Funds in which it in-vests. First, changes in the net asset values of the un-derlying Vanguard Funds affect the Portfolio's net asset value. Second, over the long-term, the Portfolio's ability to meet its investment objective depends on the underlying Vanguard Funds meeting their investment objectives.

INVESTORS ARE      The investment advisers manage the underlying Vanguard
EXPOSED TO         Funds (except for the 500 Portfolio) according to the tra-
MANAGER RISK       ditional methods of "active" investment management, which
                   involve the buying and selling of securities based upon
                   economics, financial and market analysis and investment
                   judgement. MANAGER RISK refers
                   to the possibility that each Fund's investment adviser may fail to execute the Fund's investment strategy effective-
                   ly. As a result, the Fund may fail to achieve its stated
                   objective.
-------------------------------------------------------------------------------
WHO SHOULD         The STAR Portfolio is designed primarily for long-term in-
INVEST             vestment savings. Because of the risks associated with
                   common stock and bond investments, the Portfolio is in-
INVESTORS          tended to be a long-term investment vehicle and is not de-
SEEKING LONG-      signed to provide investors with a means of speculating on
TERM               short-term stock and bond market movements. Investors who
INVESTMENT         engage in excessive account activity generate additional
SAVINGS            costs which are borne by all of the Portfolio's sharehold-
                   ers. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasona-bly deemed to be disruptive to efficient portfolio manage-ment, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange Privilege Limita-tions." Finally, the Portfolio reserves the right to sus-pend the offering of its shares. The Portfolio seeks to provide individuals with a diversified investment program consisting of Vanguard Funds which may invest in equity and fixed-income securities. As the Portfolio invests a significant portion of its portfolio (60% to 70% of as-sets) in mutual funds investing primarily in equity secu-rities, which Vanguard's management believes to offer the best potential for high long-term rewards, investors should consider their investment in the Portfolio as a long-term investment.

                   The STAR Portfolio may be especially suitable for tax-
                   advantaged retirement accounts, including: Individual Re-
                   tirement Accounts (IRAs), Simplified Employee Plans
                   (SEPs), 403(b)(7) tax-sheltered retirement plans for em-
                   ployees of non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans. While the Portfolio
                   is specifically designed for tax-advantaged retirement ac-
                   counts, shares may also be purchased by investors for
                   other long-term investment savings purposes.
-------------------------------------------------------------------------------
IMPLEMENTATION     The Vanguard Funds in which the STAR Portfolio may invest,
OF POLICIES        as well as certain other investment practices of the Port-
                   folio, are described below. Investors desiring more infor-mation on a Vanguard Fund described below should call Van-guard's Investor Information Department (1-800-662-7447) for the Fund's prospectus.

THE PORTFOLIO      Vanguard/Windsor Funds, consisting of Vanguard/Windsor
INVESTS IN TWO     Fund and Vanguard/Windsor II, are growth and income mutual
GROWTH AND         funds. Both Funds seek to provide long-term growth of in-
INCOME STOCK       come and capital and, as a secondary objective, to provide
FUNDS              current income. The Vanguard/Windsor Funds have different
                   investment advisers and advisory fee structures. Although
                   Vanguard/Windsor Fund and Vanguard/Windsor II invest pri-marily in common stocks, either Fund may invest in fixed-income securities and preferred stocks when, in the judg-ment of the Fund's investment adviser, economic and market conditions make such a course desirable.

                   VANGUARD/WINDSOR FUND'S stocks are selected principally on the basis of fundamental economic value. Key to the valua-tion process is the relationship of a company's earning power and dividend payout to the market price of its stock. Vanguard/Windsor Fund's holdings are usually char-acterized by relatively low price-earnings ratios and above-average dividend payout yields, and are deemed by the investment adviser at the time of purchase to be over-looked or undervalued by the market in general.

                   Vanguard/Windsor II is a value-oriented growth and income fund that invests in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock.

                   Vanguard/Windsor II employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund. Each adviser is responsible for a specific percentage of the Fund's assets.

                   The four investment advisers employ active investment man-agement methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

                   While the advisers use different processes to select secu-rities for their portfolios, all four are committed to in-vesting in large- and mid-cap stocks that, in their opin-ion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average divi-dend yields.

                   Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), which is responsible for about 68% of the Fund's assets, uses traditional methods of stock selection--research and anal-ysis--to identify under-valued securities. A security will be sold when, in BHM&S's opinion, its share price accu-rately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

                   Like BHM&S, Tukman Capital Management, Inc. (Tukman), which manages about 10% of the Fund's assets, uses tradi-tional research methods to select undervalued securities. Tukman typically buys stocks of financially sound compa-nies in growing business sectors only and holds them for three to five years.

                   Equinox Capital Management, Inc. (Equinox), which manages about 10% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single in-dustry.

                   Vanguard Core Management Group, which is responsible for about 7% of the Fund's assets, selects stocks from a "uni-verse" of about 550 companies. Vanguard Core Management Group evaluates the stocks using several fundamental fac-tors, such as a stock's price in relation to its projected growth rate. All of the stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of undervalued large- and mid-cap stocks.

                   The balance of Vanguard/Windsor II Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs.

                   The top ten holdings (which amounted to 25% of the Fund's total net assets) as of October 31, 1997, follow:

                    1. Chase Manhattan Corp.
                    2. International Business Machines Corp.
                    3. Ford Motor Co.
                    4. Exxon Corp.
                    5. GTE Corp.
                    6. Schlumberger Ltd.
                    7. Sears, Roebuck & Co.
                    8. SBC Communications Inc.
                    9. Allstate Corp.
                   10. Travelers Group Inc.

                   Keep in mind that, because the makeup of the Fund may change, this listing is only a "snapshot" at one point in time.

THE PORTFOLIO      Vanguard/Morgan Growth Fund, the Vanguard U.S. Growth
INVESTS IN THREE   Portfolio and Vanguard/PRIMECAP Fund are growth stock
GROWTH FUNDS AND   funds, and Vanguard Explorer Fund is an aggressive growth
ONE AGGRESSIVE     stock fund. Each Fund seeks to provide long-term growth of
GROWTH STOCK       capital, with dividend income expected to be incidental to
FUND               this objective. Each Fund generally invests in a diversi-
                   fied portfolio of common stocks but may also, from time to time, hold securities that are convertible into common stocks.

                   VANGUARD/MORGAN GROWTH FUND invests mainly in large-capi-talization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also in-vest in securities that are convertible into common stocks.

                   Vanguard/Morgan Growth Fund's assets are managed by two unaffiliated investment advisers and by Vanguard's Core Management Group. Each adviser independently chooses com-mon stock investments for the Fund. Wellington Management Company, LLP, which is currently responsible for approxi-mately 38% of Vanguard/Morgan Growth Fund's equity invest-ments, utilizes traditional methods of securities valuation, including fundamental company re-search and relative valuation techniques, in selecting growth stocks for the Fund. In contrast, Franklin Portfo-lio Associates LLC and Vanguard's Core Management Group, which are each responsible for approximately 43% and 14%, respectively, of Vanguard/Morgan Growth Fund's equity investments, are "quantitative" investment manag-ers. They utilize computerized techniques attempting to outperform the returns of a specific standard, the Growth Fund Stock Index. The Growth Fund Stock Index, a benchmark calculated by Morningstar, Inc. (an independent company which provides mutual fund statistics), is a measure of the composite performance of the common stock holdings of the 50 largest growth mutual funds.

                   The VANGUARD U.S. GROWTH PORTFOLIO is one of two Portfo-lios of Vanguard World Fund, an open-end diversified in-vestment company. The Vanguard U.S. Growth Portfolio, which invests in equity securities of companies based in the United States, seeks to provide long-term capital ap-preciation. Dividend income is incidental to this objec-tive. The Vanguard U.S. Growth Portfolio seeks to achieve this objective by investing chiefly in equity securities, including common stocks and securities convertible into common stocks, which offer favorable prospects for capital growth but little current income.

                   The Vanguard U.S. Growth Portfolio invests primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. In selecting securities for the Vanguard U.S. Growth Portfolio, Lincoln Capital Man-agement ("Lincoln") its investment adviser, emphasizes common stocks of high-quality, established growth compa-nies. Such companies tend to have exceptional growth rec-ords, strong market positions, reasonable financial strength, and relatively low sensitivity to changing eco-nomic conditions. Lincoln seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth.

                   VANGUARD/PRIMECAP FUND is an open-end diversified invest-ment company that seeks to provide long-term growth of capital by investing principally in common stocks. Divi-dend income is incidental to this objective. Vanguard/PRIMECAP selects stocks primarily on the basis of above-average earnings growth potential and quality of management. Vanguard/PRIMECAP will invest primarily in common stocks which offer favorable prospects for capital growth but which generally provide little current income.

                   The Fund primarily holds common stocks considered to offer above average corporate earnings growth potential that is not reflected in the current valuation. The Adviser makes judgments about portfolio securities in the context of a 3-5 year investment horizon. When evaluating earnings growth, the Fund considers changing industry dynamics, new markets, product cycles, management changes and other fun-damental factors. Individual securities are assessed rela-tive to the stock market averages as defined by the S&P 500 Composite Stock Index.

                   Securities purchased by VANGUARD EXPLORER FUND may be is-sued by small or unseasoned companies with speculative risk characteristics. Such securities ordinarily pay neg-ligible dividends, if any, and trade in established over-the-counter markets. The median market capitalization of the companies included in Vanguard Explorer Fund is ex-pected to be up to $1 billion. By comparison, for compa-nies included in the Small Company Growth Fund Stock In-dex, a benchmark of the market for small company stocks, the median market capitalization is approximately $550 million. For companies in the Standard & Poor's 500 Com-posite Stock Price Index, a widely-used measure of the broad stock market, the median capitalization is approxi-mately $24.5 billion.

                   Vanguard Explorer Fund's assets are managed by three unaf-filiated investment advisers and by Vanguard's Core Man-agement Group. Granahan Investment Management, Inc., which specialized in small company stock investments, manages about 45% of the Fund, Wellington Management Company, LLP manages about 30% of the Fund's assets, Chartwell Invest-ment Partners manages about 10% of the Fund's assets, and Vanguard's Core Management Group manages about 10% of the Fund's assets. Each adviser also maintains a moderate cash reserve accounting for approximately 5% of the Fund's re-maining assets.

THE PORTFOLIO      Both the GNMA and Long-Term Corporate Portfolios of Van-
INVESTS IN TWO     guard Fixed Income Securities Fund are bond funds, which
BOND FUNDS         seek to provide a high and stable level of dividend income by investing in fixed-income securities. The two Portfo-lios have distinct investment policies.

                   Under normal circumstances, the GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA") securities, which offer the combined benefits of a U.S. Government guarantee of timely payment of interest and principal and yields that usually exceed those of comparable U.S. Treasury securities.

                   GNMA certificates are mortgage-backed securities repre-senting proportionate ownership of a pool of mortgage loans. These loans--issued by lenders such as mortgage bankers, commercial banks and savings and loan associa-tions--are either insured by the Federal Housing Adminis-tration (FHA) or guaranteed by the Veterans Administration
                   (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a gov-ernment corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

                   As mortgage-backed securities, GNMA certificates differ from ordinary corporate or government bonds in that prin-cipal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and principal payments (including prepay-ments) are passed through to holders of the certificates

                   (such as the Portfolio). Upon receipt, principal payments are used by the GNMA Portfolio to purchase additional GNMA certificates or other U.S. Government guaranteed securi-ties.

                   The GNMA Portfolio is exposed to PREPAYMENT RISK. Prepay-ment risk is the possibility that, as interest rates fall, homeowners are likely to refinance their home mortgages, which causes the principal on GNMA certificates held by the GNMA Portfolio to be "prepaid" earlier than expected. The GNMA Portfolio must then reinvest the unanticipated principal in new GNMA certificates, which reduces the in-come earned by the GNMA Portfolio.

                   Besides investing in GNMA certificates, the GNMA Portfolio may invest up to 15% of its net assets in restricted secu-rities (securities which are not freely marketable or which are subject to restrictions on sale under the Secu-rities Act of 1933).

                   The LONG-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade corporate bonds. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Stan-dard & Poor's Corporation (AAA, AA, A, or BBB). At least 80% of the Portfolio's assets will be invested in straight debt securities, and at least 70% of the Portfolio's as-sets will be rated A or better by Moody's Investors Serv-ice, Inc. or Standard & Poor's Corporation. Securities rated Baa or BBB are considered medium-grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack out-standing investment characteristics and, in fact, have speculative characteristics as well.

THE PORTFOLIO      The PRIME PORTFOLIO of Vanguard Money Market Reserves is a
INVESTS IN ONE     money market fund, and so seeks to provide the maximum
MONEY MARKET       current income that is consistent with the preservation of
FUND               capital and liquidity. The Prime Portfolio also seeks to
                   maintain a constant net asset value (price) of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a constant net asset value of $1.00 per share.

                   The Prime Portfolio invests in the following money market instruments:

                   (a) Negotiable certificates of deposit and bankers' ac-
                       ceptances of U.S. banks having total assets in excess of $1 billion.

                   (b) Commercial paper (including variable amount master de-
                       mand notes) rated Prime-1 by Moody's Investors Serv-ice, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an out-standing debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                   (c) Short-term corporate debt obligations rated Aa3 or
                       better by Moody's or AA- or better by Standard &
                       Poor's.

                   (d) Eurodollar and Yankee bank obligations.

                   (e) U.S. Treasury obligations, including bills, notes,
                       bonds and other debt obligations issued by the U.S. Treasury, as well as securities issued or guaranteed by agencies or instrumentalities of the U.S. Govern-ment, state and municipal governments.

                   (f) Repurchase agreements that are collateralized by secu-
                       rities described in (a) through (e) above.

                   In addition, up to 10% of the Prime Portfolio's assets may be invested in certain commercial paper, which is not freely marketable or which is subject to restrictions on sale under the Securities Act of 1933.

THE PORTFOLIO The 500 Portfolio is one of six Portfolios of Vanguard In-MAY INVEST IN AN dex Trust, an open-end diversified investment company. The
INDEX FUND         500 Portfolio is an index fund which seeks to match the
                   investment performance of the Standard & Poor's 500 Com-posite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks. The 500 Portfolio attempts to duplicate the investment results of the S&P 500 by holding all 500 stocks in approximately the same proportions as they are represented in the S&P 500.

                   The 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. In-stead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the S&P 500 through statistical procedures. All index matching services are provided to the 500 Port-folio on an at-cost basis by the Core Management Group of The Vanguard Group, Inc.

THE PORTFOLIO      The STAR Portfolio and each of its underlying Vanguard
AND EACH           Funds are authorized to invest temporarily in certain
UNDERLYING FUND    short-term fixed income securities. Such securities may be
MAY INVEST IN      used to invest uncommitted cash balances, to maintain li-
SHORT-TERM FIXED   quidity to meet shareholder redemptions, or to take a tem-
INCOME             porary defensive position against market declines. These
SECURITIES         securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and re-purchase agreements collateralized by these securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.

SOME OF THE        The Portfolio's underlying equity and bond mutual funds
VANGUARD FUNDS     (but not the Portfolio itself ) may invest in futures con-
MAY INVEST IN      tracts and options to a limited extent. Specifically, the
FUTURES            Portfolio's seven equity funds--Vanguard/Windsor Fund,
CONTRACTS AND      Vanguard/Windsor II, the 500 Portfolio, Vanguard/Morgan
OPTIONS            Growth Fund, the Vanguard U.S. Growth Portfolio,
                   Vanguard/PRIMECAP Fund and Vanguard Explorer Fund--may in-vest in equity futures contracts and options, while the Portfolio's two fixed-income funds--the GNMA and Long-Term
                   Corporate Portfolios--may invest in bond futures contracts and options. The Portfolio's money market fund, the Prime
                   Portfolio, and the Portfolio itself are not permitted to invest in futures contracts or options.

                   Futures contracts and options may be used for several rea-sons: to simulate full investment in the underlying secu-rities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. While futures contracts and op-tions can be used as leveraged instruments, a Fund may not use futures contracts or options transactions to leverage its assets.

                   The underlying Vanguard Funds will not use futures con-tracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associ-ated with the use of futures contracts and options by the underlying Funds are: (i) imperfect correlation between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures po-sition prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in con-tracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Additionally, investments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                   The underlying Funds may enter into futures contracts pro-vided that not more than 5% of their respective assets are required as a futures contract deposit. In addition the underlying Funds may enter into futures contracts and op-tions transactions only to the extent that not more than 20% of their respective assets are committed to such con-tracts or transactions.

EACH OF THE        Each of the Portfolio's underlying Funds, except Prime,
PORTFOLIO'S        (and not the Portfolio itself) may lend its investment se-
FUNDS MAY LEND     curities to qualified institutional investors on a short-
ITS SECURITIES     term or long-term basis for the purpose of realizing addi-
                   tional net investment income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO          The Portfolio's turnover rate is not expected to exceed
TURNOVER IS        25% annually. A portfolio turnover rate of 25% would occur
EXPECTED TO BE     if one quarter of the Portfolio's investments were sold
LOW                within a year. The Fund's Officers will purchase or sell
                   securities: (i) to accommodate purchases and sales of
                   Portfolio shares; (ii) on those occasions when they deem
                   that market conditions warrant a change in the percentage
                   of the Portfolio's assets invested in each of the under-
                   lying Vanguard Funds; and (iii) to maintain or modify the
                   allocation of the Portfolio's assets between the under-
                   lying Vanguard Funds in which the Portfolio invests within the percentage limits described under "Investment Poli-
                   cies."
-------------------------------------------------------------------------------
INVESTMENT         The Fund has adopted limitations on some of its investment
LIMITATIONS        policies. Some of these limitations are that the Fund will not:

THE FUND HAS       (a) borrow money, except from banks for temporary or emer-
ADOPTED CERTAIN        gency purposes, and then only in an amount not in ex-
FUNDAMENTAL            cess of 5% of the lower of the market value or cost of
LIMITATIONS            its assets, in which case it may pledge, mortgage or
                       hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets; and

                   (b) invest more than 25% of its assets in any one indus-
                       try, except for investment companies which are members of The Vanguard Group.

                   A complete list of the Fund's investment limitations can
                   be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by ap-
                   proval of a majority of the Fund's shareholders.
-------------------------------------------------------------------------------
MANAGEMENT OF      The Officers of the Fund manage its day-to-day operations.
THE PORTFOLIO      The Officers are directly responsible to the Fund's Board
                   of Trustees. The Trustees, who are elected by the Fund's
THE OFFICERS       shareholders, determine how the assets of the Portfolio
MANAGE THE         should be invested among the Vanguard Funds, set general
PORTFOLIO'S        policies for the Portfolio and choose its Officers. The
OPERATIONS         Officers of the Fund also serve as Officers of each of the
                   Vanguard Funds and of The Vanguard Group, Inc. ("Van-guard"). The Trustees each serve as Directors of The Van-guard Group, Inc. and most of the Funds within the Group.
                   A list of Trustees and Officers of the Fund and a state-ment of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securi-ties and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Fund and the underlying Funds were ever to become divergent, a con-cern might arise that this could create a potential con-flict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to Vanguard STAR Fund and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Fund could be adverse to the interests of an underlying Vanguard Fund, or the re-verse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situ-ation and take all steps they believe reasonable to mini-mize and, where possible, eliminate the potential con-flict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.


VANGUARD           The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND    (the "Agreement") with Vanguard under which Vanguard will
DISTRIBUTES THE    provide all management, administrative and distribution
PORTFOLIO          services to the Fund at cost. Vanguard is a jointly-owned
                   subsidiary of more than 30 investment company members (the
                   "Funds") of The Vanguard Group. The Vanguard Funds offer more than 95 distinct investment portfolios with total as-sets in excess of $360 billion. As a result of Vanguard's unique corporate structure, Vanguard Funds have costs sub-stantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).

                   The Special Servicing Agreement provides that Vanguard STAR Fund will pay for services to be rendered to the Fund by Vanguard on an "out of pocket" basis. The Fund will also bear the expenses of services provided by other par-ties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset, in whole or in part, by a reim-bursement from Vanguard for (a) contributions made by the Fund to the cost of operating the underlying Vanguard Funds the Fund invests in and (b) certain savings in ad-ministrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Fund's con-tributions to Vanguard represent revenues Vanguard re-ceives because the Fund bears its pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Fund result primar-ily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Fund (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated the Portfolio's investment program by investing directly in the underlying Funds).

                   Although such cost savings are not certain, the Trustees
                   believe that the reimbursements to be made by Vanguard to
                   the Fund should be sufficient to offset most, if not all,
                   of the expenses incurred by the Fund. Therefore, the Fund
                   is expected by the Trustees to operate at a very low, or
                   zero, expense ratio. Since its inception in May 1985, the
                   Fund has had an expense ratio of zero. Of course,
                   shareholders of the Portfolio will still bear their fair
                   and proportionate share of the costs of operating the Van-
                   guard Funds owned by the Portfolio. (See "Portfolio Ex-
                   penses.") In the event that the economic benefits of oper-
                   ating the Portfolio exceed its actual costs, such benefits will be shared by each of the Funds in The Vanguard Group, including the underlying Funds in which the Portfolio in-
                   vests.
-------------------------------------------------------------------------------
INVESTMENT         The STAR Portfolio does not employ an investment adviser
MANAGEMENT         and therefore pays no advisory fees. The Portfolio has no
                   portfolio manager. The determination of how the Portfo-
THE PORTFOLIO      lio's assets will be invested in certain of the Vanguard
DOES NOT EMPLOY    Funds is made by the Fund's Officers pursuant to the in-
AN INVESTMENT      vestment objective and policies set forth in this Prospec-
ADVISER            tus and procedures and guidelines established by the
                   Trustees. However, the Portfolio, as a shareholder of each of the underlying Vanguard Funds, benefits from the in-vestment advisory services of each of the underlying
                   Funds, and will indirectly bear its proportionate share of any investment advisory fees paid by those Funds.

                   The STAR Portfolio's underlying Funds are managed by the following investment advisers:

             INVESTMENT ADVISER               FUNDS MANAGED
             -------------------------------  ----------------------------------
             Wellington Management Company,   Vanguard/Windsor Fund
              LLP
                                              Vanguard Explorer Fund
                                              Vanguard/Morgan Growth Fund
                                              GNMA and Long-Term Corporate
                                               Portfolios of Vanguard Fixed
                                               Income Securities Fund
             Barrow, Hanley, Mewhinney &      Vanguard/Windsor II
              Strauss, Inc.
             Equinox Capital Management,
              Inc.                            Vanguard/Windsor II
             Tukman Capital Management, Inc.  Vanguard/Windsor II
             Granahan Investment Management,  Vanguard Explorer Fund
              Inc.
             Franklin Portfolio Associates
              LLC                             Vanguard/Morgan Growth Fund
             Lincoln Capital Management       Vanguard U.S. Growth Portfolio of
                                              Vanguard World Fund
             PRIMECAP Management Company      Vanguard/PRIMECAP Fund
             The Vanguard Group, Inc.         Prime Portfolio of Vanguard Money
                                               Market Reserves
                                              500 Portfolio of Vanguard Index
                                               Trust
                                              Vanguard/Windsor II
                                              Vanguard/Morgan Growth Fund
             Chartwell Investment Partners    Vanguard Explorer Fund

                   The investment advisory agreements between the underlying Vanguard Funds and these advisers are described below. Each adviser is supervised by the Directors and Officers of the Vanguard Fund whose assets it manages.

WELLINGTON         Wellington Management Company, LLP ("WMC"), 75 State
MANAGEMENT         Street, Boston, MA 02109, serves as sole investment ad-
COMPANY, LLP       viser to Vanguard/Windsor Fund and the GNMA and Long-Term
                   Corporate Portfolios of Vanguard Fixed Income Securities
                   Fund. WMC also serves as investment adviser for 30% of the assets of Vanguard Explorer Fund, and 38% of the assets of Vanguard/Morgan Growth Fund.

                   WMC is a professional investment advisory firm which glob-ally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are 14 of the Vanguard Funds. As of December 31, 1997, WMC held discretionary management authority with respect to more than $175 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment cli-ents since 1960.

VANGUARD/WINDSOR   Vanguard/Windsor Fund pays WMC an advisory fee equal to
FUND IS MANAGED    .125 of 1% on the first $17.5 billion of Vanguard/Windsor
BY WMC             Fund's assets; and .10 of 1% on Vanguard/Windsor Fund's
                   assets in excess of $17.5 billion. This basic advisory fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Vanguard/Windsor Fund relative to the investment record of the Standard & Poor's 500 Composite
                   Stock Price Index (the "Index").

                   During the fiscal year ended October 31, 1997, Vanguard/Windsor Fund paid WMC total advisory fees repre-senting an annual effective fee rate of 0.12% of Vanguard/Windsor Fund's average net assets, before a de-crease of 0.06% based on performance. This fee was paid under a previous fee schedule that provided for a higher rate of fees.

VANGUARD/WINDSOR   Vanguard/Windsor II employs a "multi-manager" approach
II IS MANAGED      utilizing four investment advisers to manage the Fund's
BY BHM&S           assets. Vanguard/Windsor II has investment advisory con-
                   tracts with: Barrow, Hanley, Mewhinney & Strauss, Inc.
                   ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th
                   Floor, Dallas, TX 75204-2429; Equinox Capital Management,
                   Inc. ("Equinox"), 590 Madison Avenue, 41st Floor, New
                   York, NY 10022; and Tukman Capital Management, Inc.
                   ("Tukman"), 60 East Sir Francis Drake Boulevard, Larkspur,
                   CA 94939. Additionally, a portion of the Fund's assets are managed on an at-cost basis by Vanguard's Core Management
                   Group. BHM&S, Equinox and Tukman are not affiliated in any way with Wellington Management Company, the investment ad-viser to Vanguard/Windsor Fund.

                   Vanguard/Windsor II has entered into an advisory agreement with BHM&S, under which BHM&S manages approximately 68% of the assets of Vanguard/Windsor II. As of December 31, 1997 BHM&S, a professional investment counseling firm founded in 1979 and which is owned by United Asset Management, 1 International Place, Boston, MA 02110, provides investment services to investment companies, institutions and indi-viduals with respect to assets of approximately $28.8 bil-lion. Vanguard/Windsor II pays BHM&S an annual basic advi-sory fee equal to

                   .30 of 1% for the first $200 million of assets. The rate decreases to .20 of 1% on the next $300 million of assets; to .15 of 1% on the next $500 million of assets; and to .125 of 1% on assets in excess of $1 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 25% of the basic fee depending on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S relative to the investment record of the Standard & Poor's/BARRA Value In-dex.

EQUINOX CAPITAL    Equinox is a professional investment counseling firm
MANAGEMENT         founded in 1989. As of December 31, 1997, Equinox provided investment advisory services with respect to approximately
                   $9.3 billion of assets. Vanguard/Windsor II pays Equinox an annual basic advisory fee equal to .20 of 1% on the first $400 million of assets managed by Equinox; .15 of 1% on the next $600 million of assets; .125 of 1% on the next
                   $1 billion and .10 of 1% on assets over $2 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 50% of the ba-sic fee depending on the investment performance of the as-sets of Vanguard/Windsor II managed by Equinox relative to the investment performance of the Russell 1000 Value
                   Index.

TUKMAN CAPITAL     Tukman is a professional counseling firm founded in 1980.
MANAGEMENT         As of December 31, 1997, Tukman provided investment advi-
                   sory services with respect to assets of approximately $5.2 billion. Vanguard/Windsor II pays Tukman an annual basic advisory fee equal to .40 of 1% on the first $25 million of assets managed by Tukman; .35 of 1% on the next $125 million of assets; .25 of 1% on the next $350 million of assets; .20 of 1% on the next $500 million of assets, and .15 of 1% on assets greater than $1 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 50% of the basic fee depending on the investment performance of the assets of Vanguard/Windsor II managed by Tukman relative to the investment record of the S&P 500.

AND VANGUARD'S     Vanguard's Core Management Group provides investment advi-
CORE MANAGEMENT    sory services on an at-cost basis with respect to a por-
GROUP              tion of Vanguard/Windsor II's assets (currently approxi-
                   mately 7%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, several Portfolios of the Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Van-guard Specialized Portfolios, the Total International
                   Portfolio of Vanguard STAR Fund, a portion of the Vanguard/Morgan Growth Fund and Vanguard Explorer Fund,
                   Vanguard International Equity Index Fund, Vanguard Insti-tutional Index Fund, Vanguard Balanced Index Fund and the
                   Equity Index Portfolio of Vanguard Variable Insurance
                   Fund, as well as to several indexed separate accounts. To-tal assets under management by the Core Management Group were approximately $97 billion as of December 31, 1997.

                   For the fiscal year ended October 31, 1997, the aggregate investment advisory fees paid by the Fund to BHM&S, Equi-nox Capital Management and Tukman Capital

                   Management, Inc., represented an effective annual rate of 0.13% of average net assets before an increase of 0.02% based on performance. The investment advisory fees paid by the Fund for this period to BHM&S represented an effective annual rate of 0.15 of 1% of the average net assets man-aged by BHM&S. The investment advisory fees paid by the Fund for this period to Equinox and Tukman represented an effective annual rate of 0.18 of 1% and 0.27 of 1% of the average net assets managed by Equinox and Tukman, respectively.

THE 500            The 500 Portfolio receives all investment advisory serv-
PORTFOLIO IS       ices on an at-cost basis from Vanguard's Core Management
MANAGED BY         Group. The Trust is not actively managed, but is instead
VANGUARD'S CORE    administered by the Core Management Group using computer-
MANAGEMENT GROUP   ized, quantitative techniques.

VANGUARD/MORGAN    WMC is also responsible for approximately 38% of the eq-
GROWTH FUND IS     uity investments of Vanguard/Morgan Growth Fund.
MANAGED BY WMC     Vanguard/Morgan Growth Fund pays WMC a basic advisory fee
                   equal to .175 of 1% of the first $500 million of assets managed by WMC; .10 of 1% on the next $500 million of as-sets; and .075 of 1% on assets in excess of $1 billion.
                   This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on WMC's investment performance relative to the in-vestment record of the Growth Fund Stock Index. The Growth
                   Fund Stock Index represents the composite common stock portfolio of the 50 largest growth mutual funds, as calcu-lated by Morningstar, Inc., an independent company which provides mutual fund statistics. Under the incentive/penalty fee schedule, the basic fee payable to WMC may be increased or decreased by as much as 50% of the basic fee depending on the investment performance of the equity investments managed by WMC.

AND FRANKLIN       Vanguard/Morgan Growth Fund has also entered into an in-
PORTFOLIO          vestment advisory agreement with Franklin Portfolio Asso-
ASSOCIATES         ciates LLC ("Associates"), Two International Place, Bos-
                   ton, MA 02110, under which Associates manages approximately 43% of its equity investments. Associates is a professional investment advisory firm which specializes in the management of common stock portfolios through the use of quantitative investment models. As of December 31, 1997, Associates provided investment advisory services with respect to approximately $38 billion. Vanguard/Morgan
                   Growth Fund pays Associates a basic advisory fee calcu-lated by applying varying percentage rates to the average month-end net assets of the Fund managed by Associates.
                   The maximum annual rate is .25 of 1% on the first $100 million in assets. The rate decreases to .20 of 1% on the next $200 million in assets, to .15 of 1% on the next $200 million, and to .10 of 1% on assets over $500 million.
                   This basic fee shall be increased or decreased in an amount equal to .100% per annum (.025% per quarter) of the average month-end net assets of the Associates Portfolio if the investment performance of the Associates Portfolio for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respec-tively, the investment record of the Growth Fund Stock In-dex (the "Index") for the same period.

                   Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully op-erable with respect to WMC until March 31, 1999. Until that date the incentive/penalty fee will be calculated ac-cording to certain transition rules. See the Statement of Additional Information for a detailed description of the incentive/penalty fee schedule for WMC and FPA, as well as the applicable transition rules.

                   For the fiscal year ended December 31, 1997, the aggregate investment advisory fees paid by Vanguard/Morgan Growth Fund represented an effective annual base rate of 0.15 of 1% of average net assets before an increase of 0.01% based on performance. The investment advisory fees paid by the Fund for this period to WMC, FPA and Husic (an adviser un-til February 1, 1998) represented an effective annual rate of 0.13, 0.21, and 0.23 of 1%, respectively, of the aver-age net assets managed by WMC, Associates and Husic.

THE VANGUARD       The Vanguard U.S. Growth Portfolio employs Lincoln Capital
U.S. GROWTH        Management Company ("Lincoln"), 200 South Wacker Drive,
PORTFOLIO IS       Chicago, IL 60606, as its investment adviser. Lincoln, an
MANAGED BY         investment advisory firm founded in 1967, currently pro-
LINCOLN CAPITAL    vides investment counseling services to a limited number
MANAGEMENT         of clients, most of which are institutional clients, such
                   as pension funds. As of December 31, 1997, Lincoln held discretionary management authority with respect to approx-imately $46 billion in assets. The Vanguard U.S. Growth
                   Portfolio pays Lincoln an advisory fee calculated by ap-plying varying percentage rates to the average month-end net assets of the Portfolio. The maximum annual rate is .40 of 1% for the first $25 million of assets. The rate decreases to .35 of 1% for the next $125 million; to .25 of 1% for the next $350 million; to .20 of 1% for the next
                   $500 million; to .15 of 1% for the next $1.5 billion; and to .10 of 1% on assets in excess of $2.5 billion. For the year ended August 31, 1997, the investment advisory fee paid to Lincoln represented an effective annual rate of 0.14% of the Portfolio's average net assets.

VANGUARD/PRIMECAP  Vanguard/PRIMECAP Fund employs PRIMECAP Management Company
FUND IS MANAGED    ("PRIMECAP Management"), 225 South Lake Street, Pasadena,
BY PRIMECAP        CA 91101, to manage the investment and reinvestment of the
MANAGEMENT         assets of Vanguard/PRIMECAP. PRIMECAP Management, a pro-
COMPANY            fessional investment advisory firm which provides services to employee benefit plans, endowments funds, foundations and other institutions, held discretionary management au-thority with respect to over $11.3 billion of assets as of December 31, 1997. Vanguard/PRIMECAP pays PRIMECAP Manage-ment an advisory fee calculated by applying varying per-centage rates to the average month-end net assets of the Fund. The maximum annual rate is .500 of 1% for the first
                   $50 million of assets. The rate decreases to .450 of 1% on the next $200 million; .375 of 1% on the next $250 mil-lion; .250 of 1% on the next $1,750 million; .200 of 1% on the next $2,750 million; .175 of 1% on the next 5,000 mil-lion; and, .150 of 1% on assets in excess of $10,000 mil-lion. For the year ended December 31, 1997, the investment advisory fee paid by Vanguard/ PRIMECAP represented an ef-fective annual rate of 0.24 of 1% of average net assets.

VANGUARD           The assets of Vanguard Explorer Fund are jointly managed
EXPLORER FUND IS   by four investment advisers: WMC; Granahan Investment Man-
MANAGED BY WMC,    agement, Inc. ("Granahan"), 303 Wyman Street, Waltham, MA
GRANAHAN,          02154; Chartwell Investment Partners ("Chartwell"), 1235
CHARTWELL AND      Westlakes Drive, Suite 330, Berwyn, PA 19312; and Van-
VANGUARD'S CORE    guard's Core Management Group. WMC is responsible for man-
MANAGEMENT GROUP   aging 30% of the equity investments of Vanguard Explorer
                   Fund, Granahan is responsible for 45% of the Fund's equity investments, Chartwell is responsible for managing 10% of the Fund's assets, and the Core Management Group is re-sponsible for managing 10% of the Fund's assets.

                   Vanguard Explorer Fund pays WMC a basic advisory fee equal to .25 of 1% on the first $500 million of assets managed by WMC; .20 of 1% on the next $250 million of assets; .15 of 1% on the next $250 million; and .10 of 1% on assets in excess of $1 billion. This basic advisory fee may be in-creased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the as-sets of Vanguard Explorer Fund managed by WMC relative to the investment record of the Small Company Growth Fund Stock Index.

                   Granahan is a professional counseling firm which offers investment advisory services to employee benefit plans, endowment funds, mutual funds and other institutions. As of October 31, 1997, Granahan provided investment advisory services with respect to approximately $1.5 billion. Van-guard Explorer Fund pays Granahan an advisory fee calcu-lated by applying varying percentage rates to the average month-end net assets of the Fund managed by Granahan. The maximum annual rate is .30 of 1% for the first $500 mil-lion of assets. The rate decreases to .20 of 1% on the next $250 million of assets; to .15 of 1% on the next $250 million of assets; and to .10 of 1% on assets in excess of $1 billion. This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on the investment perfor-mance of the assets of Vanguard Explorer Fund managed by Granahan relative to the investment record of the Small Company Growth Fund Stock Index.

                   Chartwell currently manages $1.1 billion in assets. The investment advisory firm first began managing a portion of Vanguard Explorer Fund's assets on August 1, 1997. The Fund pays Chartwell an advisory fee equal to .40 of 1% on the first $250 million of assets; .30 of 1% on the next $250 million; and .20 of 1% on assets in excess of $500 million. This basic advisory fee may be increased or de-creased based upon the total return performance of Chartwell's portion of Explorer Fund compared to that of the Small Company Growth Fund Stock Index. This incentive/penalty fee will not be fully operable until Au-gust 1, 2000. Until that date, the incentive/penalty will be calculated using certain transition rules that are ex-plained in the statement of Additional Information.

                   The Vanguard Group first began managing a portion of the Fund's assets on August 1, 1997, Vanguard provides invest-ment advisory services to the Fund on an at-cost basis. Vanguard Core Management Group serves as investment ad-viser to several Vanguard funds, and as of October 31, 1997 managed more than $90 billion in total assets.

                   For the fiscal year ended October 31, 1997, the aggregate investment advisory fees paid by the Vanguard Explorer Fund to WMC, Chartwell and Granahan represented an effec-tive annual base rate of .21 of 1% of average net assets before a decrease of 0.01% based on performance. The in-vestment advisory fees paid by the Fund for this period to WMC represented an effective annual rate of .29 of 1% of the average net assets managed by WMC. The investment ad-visory fees paid to Granahan represented an effective an-nual rate of .23 of 1% of the average net assets managed by Granahan. The investment advisory fees paid by the Fund for this period to Chartwell represented an effective an-nual rate of .10 of 1% of the average net assets managed by Chartwell. The Vanguard Group provides investment advi-sory services on an at-cost basis.

GNMA AND LONG-     The GNMA Portfolio of Vanguard Fixed Income Securities
TERM CORPORATE     Fund pays WMC an annual advisory fee equal to .020 of 1%
PORTFOLIOS ARE     on the first $3 billion of net assets of the Portfolio;
MANAGED BY WMC     .010 of 1% on the next $3 billion of net assets; and .008
                   of 1% on the net assets of the Portfolio over $6 billion.
                   The Long-Term Corporate Portfolio of Vanguard Fixed Income
                   Securities Fund pays WMC an annual advisory fee equal to .04 of 1% on the first $1 billion of net assets of the Portfolio; .03 of 1% on the next $1 billion of net assets;
                   .02 of 1% on the next $1 billion of net assets; and .015 of 1% on the net assets of the Portfolio over $3 billion.
                   During the fiscal year ended January 31, 1998, the GNMA and Long-Term Corporate Portfolios paid annual advisory fees equal to 0.01% and 0.03% of average net assets, re-spectively.

THE PRIME          The Prime Portfolio of Vanguard Money Market Reserves re-
PORTFOLIO IS       ceives all investment advisory services on an at-cost ba-
MANAGED BY         sis from Vanguard's Fixed Income Group. The Fixed Income
VANGUARD'S FIXED   Group also provides advisory services to more than 40 Van-
INCOME GROUP       guard fixed income portfolios, both taxable and tax-ex-
                   empt.

                   The Portfolio will purchase and sell the principal portion of its portfolio securities (i.e., shares of certain of
                   the underlying Vanguard Funds) by dealing directly with
                   the issuer. There will be no sales charges or commissions
                   because the underlying Funds are offered on a no-load ba-
                   sis, without sales charges. Investments in short-term
                   money market instruments and repurchase agreements usually will be principal transactions and will generally involve
                   no brokerage commissions.
-------------------------------------------------------------------------------
PERFORMANCE        The table in this section provides investment results for
RECORD             the STAR Portfolio for several periods throughout its
                   lifetime. The results shown represent "total return" in-vestment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with re-spect to two indexes: a Composite Index, a performance benchmark based upon the average performance of publicly offered stock funds (62.5%), bond funds (25%), and money market funds (12.5%), as reported by Lipper Analytical
                   Services; and the Consumer Price Index, a statistical measure of changes in the prices of goods and services.
                   The table does not make any allowance for federal, state or local income taxes, which shareholders who invest in the Portfolio through regular investment ac-counts must pay on a current basis.

                   The results shown should not be considered a representa-tion of the total return from an investment made in the Portfolio today. This information is provided to help in-vestors better understand the Portfolio and may not pro-vide a basis for comparison with other investments or mu-tual funds which use a different method to calculate performance.

                          AVERAGE ANNUAL RETURNS FOR THE STAR PORTFOLIO

                                                                           CONSUMER
             FISCAL PERIODS                                COMPOSITE        PRICE
             ENDED 12/31/97                PORTFOLIO         INDEX          INDEX
             --------------------------    ---------       ---------       --------
             1 Year                          21.2%           17.9%           1.7%
             3 Years                         21.9            18.2            2.5
             5 Years                         15.0            12.6            2.6
             10 Years                        14.1            12.4            3.4
             Lifetime*                       13.4            12.1            3.3

                   *March 29, 1985 to December 31, 1997.
-------------------------------------------------------------------------------
DIVIDENDS,         The STAR Portfolio expects to pay dividends semiannually
CAPITAL GAINS      from ordinary income. Capital gains distributions, if any,
AND TAXES          will be made annually.

THE PORTFOLIO      For tax-deferred retirement accounts (such as Individual
PAYS SEMI-ANNUAL   Retirement Accounts or other retirement plans sponsored by
DIVIDENDS AND      Vanguard), dividend and capital gains distributions from
ANY CAPITAL        the Portfolio must be reinvested in additional shares. For
GAINS ANNUALLY     regular investment accounts, dividend and capital gains
                   distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods for regular investment accounts in the Portfolio.

                   In addition, in order to satisfy certain distribution re-quirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if re-ceived by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                   The Portfolio intends to continue to qualify as a "regu-lated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. The tax consequences of distributions from the Portfolio will vary according to the type of account you open in the Portfolio.

                   If you open an IRA or other tax-deferred retirement ac-count, dividend and capital gains distributions from the Portfolio will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrange-ment. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contribu-tions and withdrawals, depending on the type of tax-de-ferred account you have selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposi-tion of additional taxes and penalties by the IRS.

                   If you open an account in the Portfolio outside a tax-de-ferred retirement account, the following tax rules will generally apply. For regular investment accounts, divi-dends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordi-nary income. Distributions paid by the Portfolio from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

                   Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securi-ties during the year. The Portfolio does not seek to real-ize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio man-agement activities. In addition, the Portfolio receives realized net capital gains distributions from the Portfo-lio's underlying Funds. Consequently, capital gains dis-tributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. In addition, keep in mind that if you pur-chase shares of the Portfolio shortly before the record date for a dividend or capital gains distribution, a por-tion of your investment will be returned to you as a tax-able distribution, regardless of whether you are reinvest-ing your distributions or receiving them in cash.

                   The Portfolio will notify you annually as to the tax sta-tus of dividend and capital gains distributions paid.

A CAPITAL GAIN     A sale of shares of the Portfolio is a taxable event and
OR LOSS MAY BE     may result in a capital gain or loss. A capital gain or
REALIZED UPON      loss may be realized from an ordinary redemption of shares
EXCHANGE           or an exchange of shares between two mutual funds (or two
OR REDEMPTION      portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Portfolio is required to withhold 31% of taxable divi-dends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or

                   Taxpayer Identification number and by certifying that you are not subject to backup withholding.

                   Vanguard STAR Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Penn-sylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the excep-tion of non-exempt holders who are residents of the City and School District of Pittsburgh.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult
                   their own tax advisers concerning the tax consequences of
                   an investment in the Portfolio.
-------------------------------------------------------------------------------
SHARE PRICE OF     The Portfolio's share price or "net asset value" per share
THE PORTFOLIO      is calculated by dividing the total assets of the Portfo-
                   lio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of trading on the New York Stock Exchange (the "Ex-change"), generally 4:00 p.m. Eastern Time; on each day that the Exchange is open for trading. This determination is made by appraising the Portfolio's underlying invest-ments (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Exchange.

                   The Portfolio's share price can be found daily in the mu-
                   tual fund listings of most major newspapers under the
                   heading of Vanguard Funds.
-------------------------------------------------------------------------------
GENERAL            The Fund's Declaration of Trust permits the Trustees to
INFORMATION        issue an unlimited number of shares of beneficial inter-
                   est, without par value, from an unlimited number of clas-ses of shares. Currently the Fund is offering six classes of shares.

                   The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN         The Portfolio is designed primarily for tax-advantaged re-
ACCOUNT AND        tirement accounts. If you are establishing an Individual
PURCHASING         Retirement Account ("IRA") or other qualified retirement
SHARES             plan, you must complete the appropriate retirement plan
                   agreement, i.e., the Adoption Agreement. If you are estab-lishing a Portfolio account outside a tax-deferred retire-ment plan, you may simply complete the Account Registra-tion Form. In either case, please indicate the amount you wish to invest on the appropriate form. Your purchase must be equal to or greater than the $1,000 minimum initial in-vestment ($500 minimum for an Education IRA). (Please re-fer to the plan agreement for information on the maximum amount you may contribute or rollover to your retirement account.) If you need assistance in completing any forms, please call the Investor Information Department (1-800-
                   662-7447). NOTE: For other types of account registrations
                   (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                   The Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           1) Because of the risks associated with common stock and
RESTRICTIONS          bond investments, the Portfolio is intended to be a
                      long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Portfolio. Please be sure your purchase check is made payable to the Vanguard Group.

IMPORTANT NOTE:    This Shareholder Guide describes many of the services
IRA AND            available to Vanguard Fund shareholders. Specific services
RETIREMENT PLAN    described in this Shareholder Guide may not be available
INVESTORS          or may only be available in limited form for tax-deferred
                   retirement accounts. If you are investing in the Portfolio through an IRA or other retirement plan, you should con-sult the retirement plan agreement, disclosure statement, and other Vanguard brochures for the services and proce-dures which pertain to your account. Please call our In-vestor Information Department (1-800-662-7447) if you have any questions.

ADDITIONAL         Subsequent investments in the Portfolio may be made by
INVESTMENTS        mail ($100 minimum), exchange from another Vanguard Fund
                   account ($100 minimum), or Vanguard Fund Express. For reg-
                   ular (non-retirement) accounts, additional purchases may
                   also be made by wire ($1,000 minimum). (In limited in-
                   stances, contributions to retirement accounts may be ac-
                   cepted by wire. Please call us for more information on
                   this option.)
                   -----------------------------------------------------------

                           NEW ACCOUNT            ADDITIONAL INVESTMENTS TO
                                                      EXISTING ACCOUNTS

PURCHASING BY      Please include the          Additional investments
MAIL               amount of your initial      should include the Invest-
Non-Retirement     investment on the regis-    by-Mail remittance form
Accounts,          tration form, make your     attached to your Portfolio
complete and       check payable to The        confirmation statements.
sign the enclosed  Vanguard Group-56, and      Please make your check
Account            mail to:                    payable to The Vanguard
Registration                                   Group-56, write your ac-
Form               THE VANGUARD GROUP          count number on your check
                   P.O. BOX 2600               and, using the return en-
                   VALLEY FORGE, PA 19482-2600 velope provided, mail to
                                               the address indicated on
                                               the Invest-by-Mail Form.

For express or     THE VANGUARD GROUP          All written requests
registered mail,   455 DEVON PARK DRIVE        should be mailed to one of
send to:           WAYNE, PA 19087-1815        the addresses indicated
                                               for new accounts. Do not
                                               send registered or express
                                               mail to the post office
                                               box address.

For IRAs or        Complete the appropriate retirement plan adoption agree-
retirement plans   ment and any other required documents. Make your check
                   payable to Vanguard Fiduciary Trust Company and send ap-
                   plication and check to the address indicated on your
                   agreement.
                   -----------------------------------------------------------
PURCHASING BY                 CORESTATES BANK, N.A.
WIRE                          ABA 031000011
Money should be wired to:     CORESTATES NO. 0101 9897

BEFORE WIRING                 ATTN: VANGUARD
Please contact                VANGUARD STAR FUND
Client Services               STAR PORTFOLIO
(1-800-662-2739)              ACCOUNT NUMBER
                              ACCOUNT REGISTRATION

                   To assure proper receipt, please be sure your bank in-
                   cludes the name of the Portfolio, the account number Van-
                   guard has assigned to you and the eight-digit CoreStates
                   number. If you are opening a new account, please complete
                   the Account Registration Form and mail it to the "New Ac-
                   count" address above after completing your wire arrange-
                   ment. NOTE: Federal Funds wire purchase orders will be ac-
                   cepted only when the Portfolio and the Custodian Bank are
                   open for business. IRAs and other tax-deferred accounts
                   cannot be opened by wire. Please see "Opening an Account."
                   -----------------------------------------------------------
PURCHASING BY      You may open an account and purchase shares by making an
EXCHANGE (from a   exchange from an existing Vanguard account. However, the
Vanguard           Portfolio reserves the right to refuse any exchange pur-
account)           chase request. To exchange by telephone, call our Client
                   Services Department (1-800-662-2739). The new account will have the same registration as the existing account.
                   -----------------------------------------------------------

PURCHASING BY      The Fund Express Special Purchase option lets you move
FUND EXPRESS       money from your bank account to your Vanguard account on
                   an "as needed" basis. Or if you choose the Automatic In-
Special Purchase   vestment option, money will be moved automatically from
& Automatic        your bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every other month], quarterly,
                   semiannually or annually) you select. To establish these
                   Fund Express options on regular investment accounts,
                   please provide the appropriate information on the Account
                   Registration Form. To establish Automatic Investment for
                   an IRA or other tax-deferred retirement plan, contact our
                   Investor Information Department (1-800-662-7447) for an
                   application. We will send you a confirmation of your Fund
                   Express enrollment; please wait two weeks before using the service.
                   -----------------------------------------------------------
CHOOSING A         If you invest in the Portfolio outside a tax-deferred re-
DISTRIBUTION       tirement account, you must select one of four distribution
OPTION             options:


                   1. AUTOMATIC REINVESTMENT OPTION--Both dividend and capi-
                      tal gains distributions will be reinvested in addi-tional shares of the Portfolio. This option will be se-lected for you automatically unless you specify one of the other options.

                   2. CASH DIVIDEND OPTION--Your dividends will be paid in
                      cash and your capital gains will be reinvested in addi-tional shares of the Portfolio.

                   3. CASH CAPITAL GAIN OPTION--Your capital gains distribu-
                      tions will be paid in cash and your dividends will be reinvested in additional shares of the Portfolio.

                   4. ALL CASH OPTION--Both dividend and capital gains dis-
                      tributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the dis-tribution option so that all dividends and other distribu-tions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                   In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to trans-fer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Van-guard Services" for more information.

                   If you invest in the Portfolio through a tax-deferred re-
                   tirement account, your dividend and capital gains distri-
                   butions will be automatically reinvested in additional
                   shares of the Portfolio. If you change this automatic re-
                   investment option, you
                   should be aware that "cash" dividends or capital gains
                   will be considered taxable distributions from your ac-
                   count.
-------------------------------------------------------------------------------
TAX CAUTION        Under Federal tax laws, the Portfolio is required to dis-
                   tribute net capital gains and dividend income to the Port-
NON-RETIREMENT     folio shareholders. These distributions are made to all
INVESTORS SHOULD   shareholders who own shares of the Portfolio as of the
ASK ABOUT THE      distribution's record date, regardless of how long the
TIMING OF          shares have been owned. Purchasing shares just prior to
CAPITAL GAINS      the record date could have a significant impact on your
AND DIVIDEND       tax liability for the year. For example, if you purchase
DISTRIBUTIONS      shares immediately prior to the record date of a sizable
BEFORE INVESTING   capital gain or income dividend distribution, you will be
                   assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your pur-chase may have.

                   Prospective investors should, therefore, inquire about po-
                   tential distributions before investing. The Portfolio's
                   annual capital gains distribution normally occurs in De-
                   cember, while income dividends are generally paid
                   semiannually in June and December. In addition, the Port-
                   folio occasionally may be required to make supplemental
                   dividend or capital gains distributions in another month.
                   For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
-------------------------------------------------------------------------------
IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        a regular investment account is to select the options you
                   desire when you complete your Account Registration Form.

ESTABLISHING
OPTIONAL           IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED
SERVICES           TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIG-
                   NATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPART-
                   MENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE          For our mutual protection, we may require a signature
GUARANTEES         guarantee on certain written transaction requests. A sig-
                   nature guarantee verifies the authenticity of your signa-ture and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE
                   GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will be issued upon request for regular investment accounts. If a certificate is lost, you may in-cur an expense to replace it. Share certificates will not be issued for retirement accounts.

BROKER/DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker/dealer or investment adviser, the
                   broker/dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., purchase, re-
TRADES             demption or exchange) believed to be authentic, once the
                   trade request has been received in writing or by tele-phone.

ELECTRONIC         You may receive a prospectus for the Fund or any of the
PROSPECTUS         Vanguard Funds in an electronic format through Vanguard's
DELIVERY           website at www.vanguard.com. For additional information
                   please see "Other Vanguard Services--Computer Access."
-------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is cred-
ACCOUNT WILL BE    ited. If your purchase is made by check, Federal Funds
CREDITED           wire or exchange, and is received by the close of trading
                   on the New York Stock Exchange (the "Exchange"), generally
                   4:00 p.m. Eastern time, your trade date is the day of re-ceipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by
                   the clearing of foreign checks, Vanguard will only accept
                   a foreign check which has been drawn in U.S. dollars and
                   has been issued by a foreign bank with a U.S. correspon-
                   dent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-------------------------------------------------------------------------------
SELLING YOUR       You may withdraw any portion of the funds in your account
SHARES             by redeeming shares at any time. (Please see "Important
                   Redemption Information.") For a regular investment account in the Portfolio, you generally may initiate a request by writing or by telephoning. For an IRA or other tax-de-ferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts repre-sented by uncashed redemption checks.

                   If you invest in the Portfolio through an IRA or other
                   tax-deferred retirement plan, you should be aware that any distributions prior to age 59 1/2 are generally subject to a 10% penalty tax, as well as ordinary income taxes. To
                   avoid the 10% penalty, you must generally roll over your
                   distribution to an IRA or qualified plan within 60 days.
                   -----------------------------------------------------------
SELLING BY MAIL    Requests should be mailed to THE VANGUARD GROUP, VANGUARD
                   STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482-1120.
                   (For express or registered mail, send your request to The
                   Vanguard Group, Vanguard STAR Fund, 455 Devon Park Drive,
                   Wayne, PA 19087-1815.)

                   The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                   -----------------------------------------------------------

DEFINITION OF      GOOD ORDER means that the request includes the following:
GOOD ORDER
                   1. The account number and Fund name.

                   2. The amount of the transaction (specified in dollars or
                      shares).

                   3. Signatures of all owners EXACTLY as they are registered on the account.

                   4. Any required signature guarantees.

                   5. Other supporting legal documentation that may be re-
                      quired, in the case of estates, corporations, trusts, and certain other accounts.

                   6. Any certificates that you hold for the account.

                   IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS
                   TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPART-
                   MENT (1-800-662-2739).
                   -----------------------------------------------------------
SELLING BY         To sell shares by telephone, you or your pre-authorized
TELEPHONE          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calen-
                   dar days following any expedited address change to your
                   account. An expedited address change is one that is made
                   by telephone, by Vanguard Online, or in writing, without
                   the signatures of all account owners. Please see "Impor-
                   tant Information About Telephone Transactions."
                   -----------------------------------------------------------
SELLING BY FUND    If you select the Fund Express Automatic Withdrawal op-
EXPRESS            tion, money will be automatically moved from your Vanguard
                   Fund account to your bank account according to the sched-
Automatic          ule you have selected. The Special Redemption option (not
Withdrawal &       available for IRAs or other retirement accounts) lets you
Special            move money from your Vanguard account to your bank account
Redemption         on an "as needed" basis. To establish these Fund Express
                   options, please provide the appropriate information on the
                   Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
                   -----------------------------------------------------------
SELLING BY         You may sell shares by making an exchange into another
EXCHANGE           Vanguard Fund account. Please see "Exchanging Your Shares"
                   for details.
                   -----------------------------------------------------------
IMPORTANT          Shares purchased by check or Fund Express may be redeemed
REDEMPTION         at any time. However, your redemption proceeds will not be
INFORMATION        paid until payment for the purchase is collected, which
                   may take up to ten calendar days.
                   -----------------------------------------------------------
DELIVERY OF        Redemption requests received by telephone prior to the
REDEMPTION         close of trading on the Exchange are processed on the day
PROCEEDS           of receipt and the redemption proceeds are normally sent
                   on the following business day. Please note: the telephone redemption option is available only for non-retirement ac-counts. Redemptions from retirement accounts must be made in writing.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day follow-ing receipt and the proceeds are normally sent on the sec-ond business day following receipt.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as de-scribed above in "Important Redemption Information."

                   If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Van-guard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Trustees determines that it would be det-
                   rimental to the best interests of the Portfolio's remain-
                   ing shareholders to make payment in cash, the Portfolio
                   may pay redemption proceeds in whole or in part by a dis-
                   tribution in kind of readily marketable securities.
                   -----------------------------------------------------------
VANGUARD'S         If you make a redemption from a qualifying account, Van-
AVERAGE COST       guard will send you an Average Cost Statement which pro-
STATEMENT          vides you with the tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional infor-
                   mation.
                   -----------------------------------------------------------
LOW BALANCE FEE    Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM        counts, the Portfolio will automatically deduct a $10 an-
ACCOUNT BALANCE    nual fee in either June or December from non-retirement
REQUIREMENT        accounts with balances falling below $500. The fee gener-
                   ally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                   In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum ini-tial investment amount of $1,000. If at any time the total investment does not have a value of at least $1,000, you may be notified that the value of your account is below
                   the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional in-vestment before the account is liquidated. Proceeds would be promptly paid to the shareholder.
-------------------------------------------------------------------------------

EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of the Portfolio for those of other available Van-
                   guard Funds.

EXCHANGING BY      When exchanging shares by telephone, please have ready the
TELEPHONE Call     Portfolio name, account number, Social Security number or
Client Services    employer identification number listed on the account, and
(1-800-662-2739)   exact name and address in which the account is registered.
                   Only the registered shareholder may complete such an ex-
                   change. Requests for telephone exchanges received prior to the close of trading on the Exchange are processed at the
                   close of business that same day. Requests received after
                   the close of the Exchange are processed the next business
                   day. FOR NON-RETIREMENT INVESTMENTS, TELEPHONE EXCHANGES
                   ARE NOT ACCEPTED INTO OR FROM VANGUARD INDEX TRUST, VAN-
                   GUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY
                   INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL
                   INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME
                   PORTFOLIO. If you experience difficulty in making a tele-
                   phone exchange, your exchange request may be made by regu-
                   lar or express mail, and it will be implemented at the
                   closing net asset value on the date received by Vanguard,
                   provided the request is received in Good Order.
                   -----------------------------------------------------------
EXCHANGING BY      Please be sure to include on your exchange request the
MAIL               name and account number of your current Fund, the name of
                   the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                   holders. Send your request to THE VANGUARD GROUP, VANGUARD
                   STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482-1120.
                   (For express or registered mail, send your request to The
                   Vanguard Group, Vanguard STAR Fund, 455 Devon Park Drive,
                   Wayne, PA 19087-1815.)
                   -----------------------------------------------------------
EXCHANGING         You may use your personal computer to exchange shares of
ONLINE             most Vanguard funds by accessing our website
                   (www.vanguard.com). To establish this service for your ac-count, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                   The Vanguard funds that you cannot purchase or sell
                   through online exchange are VANGUARD INDEX TRUST, VANGUARD
                   BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX
                   FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTER-
                   NATIONAL PORTFOLIO, AND VANGUARD GROWTH and INCOME PORTFO-
                   LIO (formerly known as Vanguard Quantitative Portfolios).
                   These funds do permit online exchanges within IRAs and
                   other retirement accounts.
                   -----------------------------------------------------------
IMPORTANT          Before you make an exchange, you should consider the fol-
EXCHANGE           lowing:
INFORMATION
                   . Please read the Fund's prospectus before making an ex-
                     change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   . An exchange between non-retirement accounts is treated
                     as a redemption and a purchase. Therefore, you could re-alize a taxable gain or loss on the transaction.

                   . Exchanges by telephone are accepted only if the regis-
                     trations and the taxpayer identification numbers of the two accounts are identical.

                   . To exchange into an account with a different registra-
                     tion (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signa-tures of all current account owners.

                   . The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   . New accounts are not currently accepted in the
                     Vanguard/Windsor Fund.

                   . The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received all required documentation in Good Order.

                   . When opening a new account by exchange, you must meet
                     the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privi-lege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of, or re-ject any exchange, as deemed necessary, at any time. Shareholders would be notified prior to any material change in the Portfolio's exchange policy.

                   The exchange privilege is only available in states in
                   which the shares of the Portfolio are registered for sale.
                   The Portfolio's shares are currently registered for sale
                   in all 50 states and the Portfolio intends to maintain
                   such registration.
-------------------------------------------------------------------------------
EXCHANGE           The Portfolio's exchange privilege is not intended to af-
PRIVILEGE          ford shareholders a way to speculate on short-term move-
LIMITATIONS        ments in the market. Accordingly, in order to prevent ex-
                   cessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase transaction costs, the Portfolio has established a policy of limiting excessive exchange activity.

                   Exchange activity generally will not be deemed excessive
                   if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                   LEAST 30 DAYS APART) from the Portfolio during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Van-guard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwith-standing these limitations, the Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasona-bly deemed to be disruptive to efficient portfolio manage-ment.
-------------------------------------------------------------------------------

IMPORTANT          The ability to initiate redemptions (except wire or Fund
INFORMATION        Express redemptions) and exchanges by telephone is auto-
ABOUT TELEPHONE    matically established on your non-retirement investment
TRANSACTIONS       account unless you request in writing that telephone
                   transactions on your account not be permitted. The tele-phone exchange option is automatically established on re-tirement accounts.

                   To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                   1. SECURITY CHECK. To request a transaction by telephone,
                      the caller must know (i) the name of the Portfolio;
                      (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the So-cial Security or employer identification number listed on the account.

                   2. PAYMENT POLICY. The proceeds of any telephone redemp-
                      tion by mail will be made payable to the registered shareowner and mailed to the address of record only.

                   Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by
                   telephone, provided that reasonable security procedures
                   have been followed. Vanguard believes that the security
                   procedures described above are reasonable, and that if
                   such procedures are followed, you will bear the risk of
                   any losses resulting from unauthorized or fraudulent tele-
                   phone transactions on your account.
-------------------------------------------------------------------------------
TRANSFERRING       You may transfer the registration of any of your non-re-
REGISTRATION       tirement account shares to another person by completing a
                   transfer form and sending it to: THE VANGUARD GROUP, AT-
                   TENTION: TRANSFER DEPARTMENT, P.O. BOX 1110, VALLEY FORGE,
                   PA 19482-1110. The request must be in Good Order. To re-
                   quest a transfer form and full instructions, please call
                   our Client Services Department (1-800-662-2739).
-------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time
REPORTS            you initiate a transaction in your account (except for
                   checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable ac-counts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Serv-ices Department (1-800-662-2739) for information.

                   Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings),

                   Vanguard attempts to eliminate duplicate mailings to the
                   same address. When we find that two or more Fund share-
                   holders have the same last name and address, we send just
                   one Fund report to that address--instead of mailing sepa-
                   rate reports to each shareholder. If you want us to send
                   separate reports, however, you may notify our Investor In-
                   formation Department at 1-800-662-7447.
-------------------------------------------------------------------------------
OTHER VANGUARD     Many of these services are not available to (or appropri-
SERVICES           ate for) retirement account shareholders. For more infor-
                   mation about any of these services, please call our In-vestor Information Department at 1-800-662-7447.

VANGUARD DIRECT    With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE    ment checks (including Social Security and military pen-
                   sion checks) and private payroll checks may be automati-cally deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD           Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC          money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE   instance, the service can be used to "dollar cost average"
                   from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND      Vanguard's Fund Express allows you to transfer money be-
EXPRESS            tween your Fund account and your account at a bank, sav-
                   ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD           Vanguard's Dividend Express allows you to transfer your
DIVIDEND EXPRESS   dividend and/or capital gains distributions automatically
                   from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Au-tomated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our In-vestor Information Department (1-800-662-7447) for a Van-guard Dividend Express application.

VANGUARD TELE-     Vanguard's Tele-Account is a convenient, automated service
ACCOUNT(R)         that provides share price, price change and yield quota-
                   tions on Vanguard Funds through any TouchTone(TM) tele-phone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                   Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-
                   800-662-6273). A
                   brochure offering detailed operating instructions is available from our Investor Information Department (1-800-
                   662-7447).

VANGUARD ONLINE    Use your personal computer to learn more about Vanguard's
www.vanguard.com   funds and services; keep in touch with your Vanguard ac-
                   counts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                   Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
-------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

P056
[LOGO OF VANGUARD STAR PORTFOLIO APPEARS HERE]
 --------------------------------------------



THE VANGUARD GROUP
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
 DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
 DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR
 24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATION SERVICE
 FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
P.O. Box 2600
Valley Forge, PA 19482

                [LOGO OF VANGUARD STAR PORTFOLIO APPEARS HERE]

                              P R O S P E C T U S

                                 APRIL 23, 1998


                   [LOGO OF VANGUARD GROUP(R) APPEARS HERE]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[LOGO OF VANGUARD LIFESTRATEGY
 PORTFOLIOS APPEARS HERE]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PROSPECTUS--APRIL 23, 1998
-------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447
(SHIP)
-------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
-------------------------------------------------------------------------------
INVESTMENT       Vanguard STAR Fund is an open-end non-diversified investment
OBJECTIVES AND   company which seeks to maximize total investment return
POLICIES         (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this
                 Prospectus. The Fund consists of six portfolios; however,
                 this prospectus relates only to four portfolios, Income, Con-
                 servative Growth, Moderate Growth, and Growth Portfolios (the
                 "LifeStrategy Portfolios"). These four Portfolios invest in up to five Vanguard mutual funds, representing different com-
                 binations of stocks, bonds and cash investments and reflect-
                 ing varying degrees of potential investment risk and reward.
                 There is no assurance that the Portfolios will achieve their stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
-------------------------------------------------------------------------------
                 The Portfolios are designed primarily for long-term invest-
                 ment savings. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a
                 copy of this form, call 1-800-662-7447, Monday through Fri-
                 day, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m.
                 to 4:00 p.m. (Eastern time). If you are establishing an in-
                 vestment account outside a Vanguard-sponsored retirement
                 plan, complete the Account Registration Form. If you need as-
                 sistance in completing these forms, please call the Investor
                 Information Department. The minimum initial investment is
                 $3,000 ($1,000 for Individual Retirement Accounts and Uniform
                 Gifts/Transfers to Minors Act Accounts).
OPENING AN ACCOUNT
-------------------------------------------------------------------------------
ABOUT THIS       This Prospectus is designed to set forth concisely the infor-
PROSPECTUS       mation you should know about the Portfolios before you in-
                 vest. It should be retained for future reference. A "State-
                 ment of Additional Information" containing additional
                 information about Vanguard STAR Fund has been filed with the
                 Securities and Exchange Commission. This Statement is dated
                 April 23, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by
                 writing to the Fund, calling the Investor Information Depart-
                 ment at 1-800-622-7447, or visiting the Securities and Ex-
                 change Commission's website (www.sec.gov).
-------------------------------------------------------------------------------
TABLE OF CONTENTS

                     Page
Highlights.........    2
Portfolio Expenses.    4
Financial
 Highlights........    5
Yield and Total
 Return............    7
 PORTFOLIO INFORMATION
Investment
 Objectives........    8
Investment
 Policies..........    9
Investment Risks...   10
Who Should Invest..   13

                    Page
Implementation of
 Policies.........   14
Investment
 Limitations......   17
Management of the
 Portfolios.......   17
Investment
 Management.......   19
Dividends, Capital
 Gains and Taxes..   20
The Share Price of
 Each Portfolio...   22
General
 Information......   22

                                                                       Page
                             SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares..............................  24
When Your Account Will Be Credited....................................  28
Selling Your Shares...................................................  28
Exchanging Your Shares................................................  30
Important Information about Telephone Transactions....................  32
Transferring Registration.............................................  33
Other Vanguard Services...............................................  33

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                  HIGHLIGHTS

OBJECTIVES AND        Vanguard STAR Fund is an open-end non-diversified in-
POLICIES              vestment company which seeks to maximize total invest-
                      ment return subject to the investment restrictions and
                      asset allocation policies described in this Prospectus.
                      The Fund consists of six portfolios; however this Pro-
                      spectus relates only to the Income, Conservative Growth,
                      Moderate Growth, and Growth Portfolios, collectively
                      known as the Vanguard LifeStrategy Portfolios. These
                      four Portfolios invest in up to five Vanguard mutual
                      funds representing different combinations of stocks,
                      bonds, and cash investments and reflecting varying de-
                      grees of potential investment risk and reward. The Port-
                      folios do not invest directly in a portfolio of securi-
                      ties, rather, in order to meet their objectives the
                      Portfolios invest in shares of other Vanguard Funds.
                                                                         PAGE 8
-------------------------------------------------------------------------------
FOUR SEPARATE         Investors may choose to invest in any of the four
PORTFOLIOS            LifeStrategy Portfolios, based on personal objectives,
                      time horizons, risk tolerances, and financial circum-stances:

                      Income Portfolio -- seeks to provide current income.

                      Conservative Growth Portfolio -- seeks to provide cur-rent income and low to moderate growth of capital.

                      Moderate Growth Portfolio -- seeks to provide growth of capital and a reasonable level of current income.

                      Growth Portfolio -- seeks to provide growth of capital.
                                                                         PAGE 8
-------------------------------------------------------------------------------
RISK                  The Portfolios differ in terms of stock market risk,
CHARACTERISTICS       bond market risk, and inflation risk. STOCK MARKET RISK
                      is the possibility that stock prices in general will de-cline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Conservative Growth, Moderate Growth and Growth Portfolios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET RISK is the possibil-ity that bond prices will decline over short or long pe-riods, due primarily to changes in market interest rates. INFLATION RISK is the possibility that rising prices for goods and services will erode the real return of an investment in stocks, bonds or reserves.

                      Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in stock funds. The other two Portfolios, Income and Con-servative Growth, will have higher exposure to bond mar-ket risk and inflation risk because of the significant investment exposure these Portfolios have in bond funds.
                                                                        PAGE 10
-------------------------------------------------------------------------------

THE VANGUARD GROUP    The Officers of the Fund manage the Portfolios' day-to-
                      day operations. The Officers are directly responsible to
                      the Fund's Board of Trustees. The Officers of the Fund
                      also serve as Officers of each of the Vanguard Funds and
                      of The Vanguard Group, Inc. ("Vanguard"). The Trustees
                      each serve as Directors of The Vanguard Group and most
                      of the Funds within the Group. For important information
                      regarding the structure of the Fund, please see "Manage-
                      ment of the Portfolios."
                                                                        PAGE 17
-------------------------------------------------------------------------------
INVESTMENT            The Portfolios do not currently employ investment advis-
MANAGEMENT            ers and therefore do not pay advisory fees. The Portfo-
                      lios currently do not have portfolio managers. The de-
                      termination of how the Portfolios' assets will be
                      invested in certain Vanguard funds is made by the Fund's
                      Officers pursuant to the investment objectives and poli-
                      cies. However, the Portfolios as shareholders of each of
                      the underlying Vanguard funds, benefit from the invest-
                      ment advisory services of each of the underlying funds
                      and will indirectly bear their proportionate share of
                      any investment advisory fees paid by those Funds.
                                                                        PAGE 19
-------------------------------------------------------------------------------
DIVIDENDS, CAPITAL    The Income and Conservative Growth Portfolios will make
GAINS AND TAXES       quarterly dividend distributions; while the Moderate
                      Growth and Growth Portfolios will make semi-annual divi-
                      dend distributions. Capital gains distributions, if any,
                      will be made annually for each Portfolio. Also, a sale
                      of shares -- whether made by redemption or exchange --
                       is a taxable event and may result in a capital gain or
                      loss.
                                                                        PAGE 20
-------------------------------------------------------------------------------
PURCHASING SHARES     You may purchase shares by mail, wire, or exchange from
                      another Vanguard Fund. The minimum initial investment is
                      $3,000 per Portfolio; the minimum for subsequent invest-
                      ments is $100. There are no sales commissions or 12b-1
                      fees.
                                                                        PAGE 24
-------------------------------------------------------------------------------
SELLING SHARES        You may redeem shares of the Portfolio by mail or by
                      telephone. Each Portfolio's share price is expected to
                      fluctuate, and at the time of redemption may be more or
                      less than at the time of initial purchase, resulting in
                      a gain or loss.
                                                                        PAGE 28
-------------------------------------------------------------------------------
SERVICES TO           The Fund offers a number of special services including:
SHAREHOLDERS          Fund Express, for electronic transfers between the Fund
                      and your bank account; Tele-Account, for round-the-clock
                      telephone access to your Fund account; Direct Deposit,
                      for automatic deposit of payroll checks; Average Cost
                      Statement, for determination of the average cost of
                      shares redeemed for tax purposes; and Dividend Express
                      for automatic transfer of dividends and/or capital gains
                      to a bank account.
                                                                        PAGE 33
-------------------------------------------------------------------------------

PORTFOLIO EXPENSES    The following table illustrates ALL expenses and fees
                      that you would incur as a shareholder of the Portfolios.
                      The expenses and fees set forth in the table are for the 1997 fiscal year.

                                                 CONSERVATIVE MODERATE
             SHAREHOLDER TRANSACTION    INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                      -----------------------------------------------------------
             Sales Load Imposed
              on Purchases...........    None        None       None      None
             Sales Load Imposed on
              Reinvested Dividends...    None        None       None      None
             Redemption Fees.........    None        None       None      None
             Exchange Fees...........    None        None       None      None
                                                 CONSERVATIVE MODERATE
             ANNUAL FUND OPERATING      INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                      -----------------------------------------------------------
             Management &
              Administrative
              Expenses...............    None        None       None      None
             Investment Advisory
              Fees...................    None        None       None      None
             12b-1 Fees..............    None        None       None      None
             Other Expenses
              Distribution Costs.....    None        None       None      None
              Miscellaneous Expenses.    None        None       None
             Total Other Expenses....    None        None       None      None
                                         ----        ----       ----      ----
               TOTAL OPERATING
                EXPENSES.............    None        None       None      None
                                         ====        ====       ====      ====

                      The purpose of these tables is to assist you in under-standing the various costs and expenses that you would bear directly or indirectly as an investor in the Port-folios.

                      The Portfolios did not incur any expenses in fiscal year 1997, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the ex-penses of the underlying Vanguard Funds in which the Portfolios invest.

                      Purchases by LifeStrategy Portfolios of Vanguard STAR Fund -- Total International Portfolio are subject to a 0.50% portfolio transaction fee.

                      The following chart illustrates the indirect expense ra-tio that each Portfolio incurred, based on its invest-ments in the underlying Vanguard Funds, for the year ended December 31, 1997:

                                                CONSERVATIVE MODERATE
                                       INCOME      GROWTH     GROWTH    GROWTH
                                      PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                                      --------- ------------ --------- ---------
             Indirect Expense Ratio..   0.29%       0.29%      0.29%     0.29%

                      Using the above indirect expense ratios for the Portfo-lios, the following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted previous-ly, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
             Income Portfolio...................  $ 3     $ 9     $16     $37
             Conservative Growth Portfolio......  $ 3     $ 9     $16     $37
             Moderate Growth Portfolio..........  $ 3     $ 9     $16     $37
             Growth Portfolio...................  $ 3     $ 9     $16     $37

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
                      OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL
                      EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-------------------------------------------------------------------------------
FINANCIAL             The following financial highlights for each of the fis-
HIGHLIGHTS            cal periods ended December 31, 1997 have been derived
                      from financial statements which were audited by Price
                      Waterhouse LLP, independent accountants, whose report on the financial statements which contain this information, was unqualified. This information should be read in con-junction with the LifeStrategy Portfolios' financial statements and notes thereto, which, together with the remaining portions of the Portfolios' 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Portfolios' 1997 Annual Report to
                      Shareholders. For a more complete discussion of the Portfolios' performance, please see the Portfolios' 1997
                      Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                          ----------------------------------- -----------------------------------
                                  INCOME PORTFOLIO             CONSERVATIVE GROWTH PORTFOLIO
                          ----------------------------------- -----------------------------------
                          YEAR ENDED DEC. 31,      SEPT. 30+  YEAR ENDED DEC. 31,      SEPT. 30+
                          ----------------------  TO DEC. 31, ----------------------  TO DEC. 31,
                           1997    1996    1995      1994      1997    1996    1995      1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.55  $11.54  $ 9.88    $10.00    $12.14  $11.68  $ 9.89    $10.03
                          ------  ------  ------    ------    ------  ------  ------    ------
INVESTMENT OPERATIONS
Income Distributions
 Received...............     .63     .64     .49       .14       .56     .53     .47       .14
Capital Gain
 Distributions Received.     .15     .19     .09       --        .18     .20     .11       .01
                          ------  ------  ------    ------    ------  ------  ------    ------
Total Distributions
 Received...............     .78     .83     .58       .14       .74     .73     .58       .15
Net Realized and
 Unrealized Gain (Loss)
 on Investments.........     .83     .03    1.66      (.12)     1.27     .46    1.80      (.14)
                          ------  ------  ------    ------    ------  ------  ------    ------
TOTAL FROM INVESTMENT
 OPERATIONS.............    1.61     .86    2.24       .02      2.01    1.19    2.38       .01
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends From Net
 Investment Income......    (.63)   (.64)   (.49)     (.14)     (.56)   (.53)   (.47)     (.14)
Distributions From
 Realized Capital Gains.    (.10)   (.21)   (.09)      --       (.19)   (.20)   (.12)     (.01)
                          ------  ------  ------    ------    ------  ------  ------    ------
TOTAL DISTRIBUTIONS.....    (.73)   (.85)   (.58)     (.14)     (.75)   (.73)   (.59)     (.15)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD..........  $12.43  $11.55  $11.54    $ 9.88    $13.40  $12.14  $11.68    $ 9.89
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL RETURN............   14.23%   7.65%  22.99%     0.20%    16.81%  10.36%  24.35%     0.10%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  244  $  151  $  121    $   11    $  803  $  462  $  219    $   41
Ratio of Total Expenses
 to Average Net Assets..       0%      0%      0%        0%        0%      0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.54%   5.66%   5.76%     7.31%*    4.61%   4.86%   5.14%     7.07%*
Portfolio Turnover Rate.       6%     22%      4%        1%        1%      2%      1%        0%

*Annualized.
+Commencement of operations.
--------------------------------------------------------------------------------

                          ----------------------------------- -----------------------------------
                                  MODERATE GROWTH
                                     PORTFOLIO                        GROWTH PORTFOLIO
                          ----------------------------------- -----------------------------------
                          YEAR ENDED DEC. 31,      SEPT. 30+  YEAR ENDED DEC. 31,      SEPT. 30+
                          ----------------------  TO DEC. 31, ----------------------  TO DEC. 31,
                           1997    1996    1995      1994      1997    1996    1995      1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $12.97  $12.11  $ 9.86    $10.08    $13.68  $12.36  $ 9.93    $10.10
                          ------  ------  ------    ------    ------  ------  ------    ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............    .490     .44     .36       .14       .39     .34     .32       .13
 Capital Gain
  Distributions
  Received..............    .236     .22     .13       .01       .28     .24     .14       .02
                          ------  ------  ------    ------    ------  ------  ------    ------
 Total Distributions
  Received..............    .726     .66     .49       .15       .67     .58     .46       .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........   1.819     .87    2.25      (.22)     2.36    1.32    2.43      (.16)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........   2.545    1.53    2.74      (.07)     3.03    1.90    2.89      (.01)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....   (.490)   (.44)   (.36)     (.14)     (.38)   (.35)   (.31)     (.14)
 Distributions From
  Realized
  Capital Gains.........   (.215)   (.23)   (.13)     (.01)     (.29)   (.23)   (.15)     (.02)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL DISTRIBUTIONS...   (.705)   (.67)   (.49)     (.15)     (.67)   (.58)   (.46)     (.16)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $14.81  $12.97  $12.11    $ 9.86    $16.04  $13.68  $12.36    $ 9.93
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL RETURN............   19.77%  12.71%  27.94%    (0.70)%   22.26%  15.41%  29.24%    (0.10)%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $1,358  $  826  $  235    $   35    $1,184  $  629  $  217    $   38
Ratio of Total Expenses
 to Average Net Assets..       0%      0%      0%        0%        0%      0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.72%   3.98%   4.42%     7.10%*    2.84%   3.18%   3.67%     7.06%*
Portfolio Turnover Rate.       2%      3%      1%        0%        1%      0%      1%        1%

*Annualized.
+Commencement of operations.
-------------------------------------------------------------------------------
YIELD AND TOTAL       From time to time the Portfolios may advertise their
RETURN                yield and total return. Both yield and total return fig-
                      ures are based on historical earnings and are not in-tended to indicate future performance. The "total re-turn" of the Portfolios refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an ini-tial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assum-ing the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the
                      U.S. Securities and Exchange Commission, the "30-day
                      yield" of a Portfolio is calculated by dividing net in-
                      vestment income per share earned during a 30-day period
                      by the net asset value per share on the last day of the
                      period. Net investment income includes interest and div-
                      idend income earned on the Portfolio's securities; it is
                      net of all expenses and all recurring and nonrecurring
                      charges that have been applied to all shareholder ac-
                      counts. The yield calculation assumes that net invest-
                      ment income earned over 30 days is compounded monthly
                      for six months and then annualized. Methods used to cal-
                      culate advertised yields are
                      standardized for all stock and bond mutual funds. Howev-
                      er, these methods differ from the accounting methods
                      used by the Portfolios to maintain their books and rec-
                      ords, and so the advertised 30-day yield may not fully
                      reflect the income paid to an investor's account.
-------------------------------------------------------------------------------
INVESTMENT            The objective of the Portfolios is to maximize total in-
OBJECTIVES            vestment return (i.e., capital growth and income) sub-
                      ject to the investment restrictions and asset allocation policies described in this Prospectus. Specifically:

                      . The INCOME PORTFOLIO seeks to provide current income.

                      . The CONSERVATIVE GROWTH PORTFOLIO seeks to provide
                        current income and low to moderate growth of capital.

                      . The MODERATE GROWTH PORTFOLIO seeks to provide growth
                        of capital and a reasonable level of current income.

                      . The GROWTH PORTFOLIO seeks to provide growth of capi-
                        tal.

                      The investment objectives of the Portfolios are summa-rized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and risk of principal:

                  PORTFOLIO NAME      INCOME GROWTH OF CAPITAL RISK OF PRINCIPAL
                  --------------      ------ ----------------- -----------------
             Income Portfolio........ High    Negligible            Medium
             Conservative Growth
              Portfolio.............. Medium  Low                   Medium
             Moderate Growth
              Portfolio.............. Medium  Low to Medium         Medium
             Growth Portfolio........ Low     Medium to High        High

                      There is no assurance that the Portfolios will achieve their stated objectives.

                      The investment objective of each Portfolio is fundamen-
                      tal and so cannot be changed without the approval of a
                      majority of the Portfolio's shareholders.
-------------------------------------------------------------------------------
ASSET ALLOCATION      Asset allocation among stocks, bonds and cash invest-
FRAMEWORK             ments is the most critical investment decision an in-
                      vestor makes. Selecting the appropriate mix should be based on personal objectives, time horizons and risk tolerances. These Portfolios provide different types of investors with a way to meet target asset allocations.

                      In order to achieve their investment objectives, the Portfolios maintain different allocations of stocks, bonds and cash/1/, reflecting varying degrees of poten-tial investment risk and reward. These asset class allo-cations provide investors with four diversified, dis-tinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected asset al-location for each Portfolio:

                                      [PIE CHARTS APPEAR HERE]

                       Income Portfolio          Conservative Growth Portfolio

                       Allocation Ranges               Allocation Ranges
                       -----------------               -----------------
                       Stocks.....5%-30%               Stocks....25%-50%
                       Bonds.....70%-95%               Bonds.....50%-75%
                       Cash.......0%-25%               Cash......10%-25%


                       Moderate Growth Portfolio        Growth Portfolio

                       Allocation Ranges               Allocation Ranges
                       -----------------               -----------------
                       Stocks....45%-70%               Stocks....65%-90%
                       Bonds.....30%-55%               Bonds.....10%-35%
                       Cash.......0%-25%               Cash.......0%-25%

                      /1/ "Cash" will consist of any cash instruments held by
                          Vanguard Asset Allocation Fund.
-------------------------------------------------------------------------------
INVESTMENT            Each Portfolio seeks to achieve its objective by invest-
POLICIES              ing in a different combination of other Vanguard Funds.
                      As investments for the Portfolios, the Trustees have
THE PORTFOLIOS        chosen Vanguard Index Trust ("VIT")--Total Stock Market
INVEST IN A           Portfolio, Vanguard STAR Fund--Total International Port-
DIVERSIFIED           folio ("TIP"), Vanguard Asset Allocation Fund ("VAAF"),
PORTFOLIO OF          Vanguard Fixed Income Securities Fund ("VFISF")--Short-
VANGUARD FUNDS        Term Corporate Portfolio, and Vanguard Bond Index Fund--
                      Total Bond Market Portfolio to be the underlying invest-ments of the Portfolios. Each Portfolio invests in these Funds using fixed formulas in order to provide investors with the expected asset allocation. The table below shows, by asset class, how the Portfolios will invest in the selected Vanguard Funds.

                            INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                    PERCENT OF  PERCENT OF
                                    UNDERLYING          PERCENT OF CONSERVATIVE  MODERATE  PERCENT OF
               INVESTMENT            VANGUARD             INCOME      GROWTH      GROWTH     GROWTH
                CATEGORY               FUNDS            PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
               ----------    ------------------------   ---------- ------------ ---------- ----------
             Stocks          VIT--Total Stock Market
             . US            Portfolio...............        5%         20%         35%        50%
             . International Vanguard Total
                             International Portfolio.        0%          5%         10%        15%
             Bonds           Total Bond Market
                             Portfolio...............       50%         30%         30%        10%
                             VFISF--STCorp Portfolio.       20%         20%          0%         0%
             Asset           Vanguard Asset
             Allocation      Allocation Fund.........       25%         25%         25%        25%
             Component
                                                           ----        ----        ----       ----
                             Total...................      100%        100%        100%       100%

                      The allocation of each Portfolio's assets among the Van-guard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                      The investment restrictions and asset allocation poli-cies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                      From time to time, the Portfolios' investments in the underlying Vanguard Funds may be limited by certain fac-tors. For example, the Board of Directors of any of the underlying Vanguard Funds may impose limits on addi-tional investments in a particular Fund.

                      See "Implementation of Policies" for a description of
                      other investment practices of the Portfolios.
-------------------------------------------------------------------------------
INVESTMENT RISKS      Like any investment program, an investment in one or
                      more of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and cash, the Portfolios are subject to different levels of stock market, bond market, credit and infla-tion risks.

MARKET RISK --        Stock MARKET RISK is the possibility that stock prices
 STOCKS               in general will decline over short or even extended pe-
                      riods. The stock market tends to be cyclical, with peri-ods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock markets can be as volatile, if not more volatile than investments in U.S. markets.

                      To illustrate the volatility of stock prices, the fol-lowing table sets forth the extremes for U.S. stock mar-ket returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                        AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1997)

                                     OVER VARIOUS TIME HORIZONS

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             ------            -------           --------           --------
               Best          +53.9%             +23.9%            +20.1%             +16.9%
               Worst         -43.3              -12.5             - 0.9              + 3.1
               Average       +13.0              +10.5             +10.9              +10.9

                      As shown, common stocks have provided annual total re-turns (capital appreciation plus dividend income) aver-aging +10.9% for all 10-year periods from 1926 to 1997 The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and interim losses are inevitable. For example, af-ter the "bear market" of 1973-1974, it took four years for many investors to recover their losses (assuming dividends were reinvested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

                      The bond market is typically less risky than the stock
MARKET RISK --        market, although there have been times when some bonds
 BONDS                were just as risky as stocks. For example, bond prices
                      fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide. Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond de-pends on its maturity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices generally rise.

                      From time to time, the stock and bond markets may fluc-tuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of com-mon stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclu-sively in common stocks.

MARKET RISK --        The Portfolios invest in stocks of non-U.S. companies.
INTERNATIONAL         Investments in foreign stock markets can be as risky, if
                      not more risky, than U.S. stock investments. Because of their foreign investments, the Portfolios are subject to country risk and currency risk. Country risk is the pos-sibility that political events (such as a war), finan-cial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars.

                      To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for foreign stock markets over various pe-riods as measured by the Morgan Stanley Capital Interna-tional Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between the best and worst tends to narrow over the long term.

                         INTERNATIONAL STOCK MARKET RETURNS (1969-1997)

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             ------            -------           --------           --------
               Best          +69.9%             +36.5%            +22.8%             +16.3%
               Worst         -23.2              + 1.5             + 6.6              +12.0
               Average       +14.5              +13.8             +15.3              +14.9

                      The table covers all of the 1-, 5-, 10-, and 20-year pe-riods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of +15.3%, compared to +13.4% for U.S. stocks (as measured by the Standard & Poor's 500 Compos-ite Stock Price Index) during the same time frame. These average returns reflect past performance and should not be regarded as an indication of future returns from ei-ther foreign markets as a whole or these Portfolios in particular.

CREDIT RISK           CREDIT RISK is the possibility that a bond issuer will
                      fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio is a func-tion of the credit quality of its underlying securities.

INFLATION RISK        Like market risk, inflation represents a significant
                      threat to even a well-diversified portfolio because in-flation erodes the real return of an investment in stocks, bonds or cash. Historically, inflation has aver-aged 3.1%, offsetting most of the return from cash in-vestments and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

VANGUARD FUND RISK    The Portfolios are concentrated in investment companies
                      of The Vanguard Group, so investors should be aware that
                      each Portfolio's performance is directly related to the
                      investment performance of the Vanguard Funds in which it
                      invests and each Portfolio's allocation among the Funds.
                      First, changes in the net asset values of the underlying
                      Vanguard Funds affect each Portfolio's net asset value.
                      Second, over the long-term, each Portfolio's ability to
                      meet its investment objective depends on the underlying
                      Vanguard Funds meeting their investment objectives.
-------------------------------------------------------------------------------

WHO SHOULD INVEST     The Portfolios are designed for investors who are seek-
                      ing long-term investment savings. Because of the risks
INVESTORS SEEKING     associated with common stock and bond investments, the
LONG-TERM             Portfolios are intended to be long-term investment vehi-
INVESTMENT SAVINGS    cles and are not designed to provide investors with a
                      means of speculating on market movements. Specifically:

                      . The INCOME PORTFOLIO may be suitable for investors
                        seeking current income. Investors should have suffi-cient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Port-folio is most suitable for investors with a lower tol-erance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                      . The CONSERVATIVE GROWTH PORTFOLIO is suitable for in-
                        vestors who are seeking current income and low to mod-erate growth of capital. Investors should have both sufficient time and tolerance for investment volatil-ity to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                      . The MODERATE GROWTH PORTFOLIO is suitable for invest-
                        ors who are still seeking reasonable stock market ex-posure, but who are not willing to take the substan-tial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment volatility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time horizon. Example: investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their early to mid 60s.

                      . The GROWTH PORTFOLIO is suitable for investors seeking
                        the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfo-lio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to re-tire in their early to mid 60s.

                      Investors can choose any of these four Portfolios, de-pending on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfolio.

                      The Portfolios may be especially suitable for tax-advantaged retirement accounts, including: Individual Retirement Accounts (IRAs), Simplified Employee Pension Plan Accounts (SEP-IRAs), 403(b)(7) custodial accounts for employees of non-profit organizations, 401(k) plans and other employer-sponsored retirement plans. While the Portfolios are specifically designed for tax-advantaged retirement accounts, shares may also be purchased by in-vestors for other long-term general savings purposes.

                      Investors who engage in excessive account activity gen-
                      erate additional costs which are borne by all of the
                      Portfolios' shareholders. In order to minimize
                      such costs the Portfolios have adopted the following
                      policies. The Portfolios reserve the right to reject any
                      purchase request (including exchange purchases from
                      other Vanguard portfolios) that is reasonably deemed to
                      be disruptive to efficient portfolio management, either
                      because of the timing of the investment or previous ex-
                      cessive trading by the investor. Additionally, the Port-
                      folios have adopted exchange privilege limitations as
                      described in the section "Exchange Privilege Limita-
                      tions." Finally, the Portfolios reserve the right to
                      suspend the offering of their shares.
-------------------------------------------------------------------------------
IMPLEMENTATION OF     The Vanguard Funds in which the Portfolios invest, as
POLICIES              well as certain other investment practices of the Port-
                      folios, are described below. Investors desiring more in-formation on an underlying Vanguard Fund described below should call Vanguard's Investor Information Department
                      (1-800-662-7447) for the underlying Fund's prospectus.

THE PORTFOLIOS        The TOTAL STOCK MARKET PORTFOLIO is one of six Portfo-
INVEST IN TWO         lios of Vanguard Index Trust, an open-end diversified
VANGUARD EQUITY       investment company. The Total Stock Market Portfolio is
INDEX FUNDS           an index fund which seeks to match the investment per-
                      formance of the Wilshire 5000 Index, an index consisting of all regularly and publicly traded U.S. stocks. The
                      Total Stock Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically se-lected sample of the more than 6,000 stocks included in the Index.

                      The TOTAL INTERNATIONAL PORTFOLIO is a separate portfo-lio of Vanguard STAR Fund. As a "Fund of Funds," it in-vests in each of the three Portfolios (European, Pacific and Emerging Markets) of Vanguard International Equity Index Fund, an open-end diversified investment company, in the same percentages as these regions represent of the total. As of December 31, 1997, the percentages were 59% in the European Portfolio, 29% in the Pacific Port-folio and 12% in the Emerging Markets Portfolio. The Eu-ropean Portfolio is an index fund which seeks to repli-cate the aggregate price and yield performance of the MSCI-Europe (Free) Index, a diversified, capitalization-weighted index comprised of companies located in 15 Eu-ropean countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United King-
                      dom). The Pacific Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Pacific Index, a diversified, capitaliza-tion-weighted index comprised of companies located in Australia, Japan, Hong Kong, Malaysia, New Zealand and Singapore. The Emerging Markets Portfolio is an index fund which seeks to track the aggregate price and yield performance of the Morgan Stanley Capital International
                      (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 16 emerging markets within Europe, Asia, Africa and Latin America (Argentina, Brazil, The Czech Republic, Greece, Hong Kong, Hungary, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, Singapore, South Africa, Thailand, and Turkey). The European, Pacific and Emerging Markets Portfolios attempt to match their indexes by investing in statistically selected samples of the stocks included in their respective indexes.

                      All four LifeStrategy Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the Total Interna-tional Portfolio.

                      These two equity index funds, the Total Stock Market and Total International Portfolios, are not managed accord-ing to traditional methods of active investment manage-ment, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the funds use a "passive" or indexing investment approach to duplicate the results of their respective indexes. All index matching services are provided to the two funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS        The Short-Term Corporate Portfolio of Vanguard Fixed In-
INVEST IN TWO         come Securities Fund and the Total Bond Market Portfolio
VANGUARD              of Vanguard Bond Index Fund are bond funds, which seek
BOND FUNDS            to provide current income by investing in fixed-income
                      securities. These funds have distinct investment poli-cies.

                      The SHORT-TERM CORPORATE PORTFOLIO invests in a diversi-fied portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. Some investors consider short-term bonds as part of the "reserves" portion of their portfolios, along with such cash investments as money market funds or short-term bank certificates of deposit. Since its inception, the Short-Term Corporate Portfo-lio's net asset value has experienced fluctuations of approximately 18% from low to high. The TOTAL BOND MAR-KET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggre-gate Bond Index (the "Aggregate Bond Index"). The Aggre-gate Bond Index is a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Trea-sury and agency securities, corporate bonds, interna-tional (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      Each Portfolio will invest a portion of its assets in the Total Bond Market Portfolio, while only the Income Portfolio and Conservative Growth Portfolio will invest in the Short-Term Corporate Portfolio.

ALL FOUR              VANGUARD ASSET ALLOCATION FUND, an open-end diversified
PORTFOLIOS INVEST     investment company, which allocates its assets among a
IN VANGUARD ASSET     common stock portfolio, a bond portfolio and money mar-
ALLOCATION FUND       ket instruments. The investment adviser allocates the
                      Fund's assets among stocks, bonds, and money market in-struments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limita-tions on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds, and money market instruments).

THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds are
EACH UNDERLYING       authorized to invest temporarily in certain short-term
FUND MAY INVEST IN    fixed income securities. Such securities may be used to
SHORT-TERM FIXED      invest uncommitted cash balances, to maintain liquidity
INCOME SECURITIES     to meet shareholder redemptions, or to take a temporary
                      defensive position against market declines. These secu-rities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial pa-per, bank certificates of deposit, and bankers' accept-ances; and repurchase agreements collateralized by these securities.

DERIVATIVE            Derivatives are instruments whose values are linked to
INVESTING             or derived from an underlying security or index. The
                      most common and conventional types of derivative securi-ties are futures and options.

THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds may
EACH UNDERLYING       invest in futures contracts and options to a limited ex-
FUND MAY INVEST IN    tent. Specifically, the Portfolios' underlying funds,
FUTURES CONTRACTS     including Total Stock Market Portfolio, Total Interna-
AND OPTIONS           tional Portfolio, Short-Term Corporate Portfolio, Total
                      Bond Market Portfolio, and Vanguard Asset Allocation
                      Fund, may invest in futures contracts and options. The
                      Portfolios have no present intention of investing di-rectly in futures contracts and options, but if they were to do so, investment decisions regarding such in-struments would be made by Vanguard's Core Management or Fixed Income Group.

                      Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund man-agement purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures con-tracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or options transactions to leverage their assets.

                      The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and options by the underlying Funds are: (i) imperfect cor-relation between the change in market value of securi-ties held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid second-ary market for a futures contract resulting in an in-ability to close a futures position prior to its matu-rity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying se-curities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an ac-tive and liquid secondary market. Additionally, invest-ments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                      The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures con-tract deposit; in addition the Portfolios and their un-derlying Funds may enter into futures contracts and op-tions transactions to the extent that not more than 20% of their respective assets (50% with respect to Vanguard Asset Allocation Fund) are committed to such contracts or transactions.

EACH OF THE           Each of the Portfolios' underlying Funds may lend their
PORTFOLIOS'           investment securities to qualified institutional invest-
UNDERLYING FUNDS      ors on a short or long term basis for the purpose of re-
MAY LEND ITS          alizing additional net investment income. Loans of secu-
SECURITIES            rities by a

                      Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Govern-ment or its agencies. The collateral will equal at least 100% of the current market value of the loaned securi-ties.

PORTFOLIO TURNOVER    The portfolio turnover rate is not expected to exceed
IS EXPECTED TO BE     25% annually. A portfolio turnover rate of 25% for a
LOW                   Portfolio would occur if one quarter of a Portfolio's
                      investments were sold within a year. The Fund's Officers
                      will purchase or sell securities: (i) to accommodate
                      purchases and sales of Portfolio shares; and (ii) to
                      maintain or modify the allocation of the Portfolios' as-
                      sets between the underlying Vanguard Funds in which the
                      Portfolios invest within the percentage limits described
                      under "Investment Policies."
-------------------------------------------------------------------------------
INVESTMENT            Each Portfolio has adopted limitations on some of its
LIMITATIONS           investment policies. Some of these limitations are that
                      the Portfolios will not:

THE PORTFOLIOS        (a) borrow money, except from banks for temporary or
HAVE ADOPTED              emergency purposes, and then only in an amount not
CERTAIN                   in excess of 5% of the lower of the market value or
FUNDAMENTAL               cost of its assets, in which case it may pledge,
LIMITATIONS               mortgage or hypothecate any of its assets as secu-
                          rity for such borrowing, but not to an extent greater than 5% of the market value of its as-sets; and

                      (b) invest more than 25% of its assets in any one
                          industry, except for investment companies which are members of The Vanguard Group of Investment Companies.

                      A complete list of the Fund's investment limitations can
                      be found in the Statement of Additional Information.
                      These limitations are fundamental and may be changed
                      only by approval of a majority of the Portfolio's share-
                      holders.
-------------------------------------------------------------------------------
MANAGEMENT OF THE     The Officers of the Fund manage the day-to-day operation
PORTFOLIOS            of the Portfolios. The Officers are directly responsible
                      to the Fund's Board of Trustees. The Trustees, who are
THE OFFICERS          elected by the Fund's shareholders, determine how the
MANAGE THE            assets of each Portfolio should be invested among the
PORTFOLIOS'           Vanguard Funds, set general policies for the Fund and
OPERATIONS            choose its Officers. The Officers of the Fund also serve
                      as Officers of each of the Vanguard Funds and of The
                      Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group, Inc. and most of the Vanguard Funds within the Group. A list of Trust-ees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Addi-tional Information.

                      The business of the Fund will be conducted by its Offi-cers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Appli-cation for an Exemptive Order subsequently issued by the U.S. Securities and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in sim-ilar positions in the underlying Funds. If the interests of the Portfolios and the underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could af-fect how the Officers or Trustees fulfill their fidu-ciary duties to the Portfolios and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situa-tion could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, inso-far as possible, these concerns.

VANGUARD              The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND       (the "Agreement") with Vanguard under which Vanguard
DISTRIBUTES           will provide all management, administrative and distri-
THE PORTFOLIOS        bution services to the Portfolios of the Fund. Vanguard
                      is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The Vanguard Group. The
                      Vanguard Funds offer over 95 distinct investment portfo-lios with total assets in excess of $360 billion. Van-guard provides the Portfolios and other Funds in the Group with corporate management, administrative and dis-tribution services (similar to those provided to the Portfolios) on an at-cost basis. As a result of Van-guard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net as-
                      sets) for the Vanguard Funds amounted to approximately
                      .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services
                      Inc.).

                      The Special Servicing Agreement provides that the Port-folios will pay for services to be rendered to the Port-folios by Vanguard on an "out of pocket" basis. The Portfolios will also bear the expenses of services pro-vided by other parties, including auditors, the custodi-an, and outside legal counsel, as well as taxes and other direct expenses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfo-lio to the cost of operating the underlying Vanguard Funds the Portfolios invest in and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolios. The Portfolios' contributions to Vanguard represent rev-enues Vanguard receives because the Portfolios bear their pro rata share of the costs of operating the un-derlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Portfolios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor dupli-cated the Portfolio's investment program by investing directly in the underlying Funds).

                      Although such cost savings are not certain, the Trustees believe that the reimbursements to be made by Vanguard to the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios. Therefore, the Portfolios are expected by the Trustees to operate at a very low, or zero, expense ratio. In the event that the economic benefits of operating the Port-folios exceed their actual costs, such benefits will be shared by each of the

                      Funds in The Vanguard Group, including the underlying
                      Funds in which the Portfolios invest.
-------------------------------------------------------------------------------
INVESTMENT            The Portfolios do not employ an investment adviser and
MANAGEMENT            therefore do not pay advisory fees. The Portfolios do
                      not have portfolio managers at this time. The determina-
THE FUND DOES         tion of how the Portfolios' assets will be invested in
NOT EMPLOY            certain of the Vanguard Funds is made by the Fund's Of-
ANINVESTMENT          ficers pursuant to the investment objective and policies
ADVISER               set forth in this Prospectus and procedures and guide-
                      lines established by the Trustees. However, the Portfo-lios, as shareholders of each of the underlying Vanguard
                      Funds, benefit from the investment advisory services of each of the underlying Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                      The Portfolios' underlying Funds are managed by the fol-lowing investment advisers:

                   INVESTMENT ADVISER           PORTFOLIO'S UNDERLYING FUNDS
             -------------------------         ------------------------------
             The Vanguard Group, Inc.          Short-Term Corporate Portfolio
                                                of Vanguard Fixed Income
                                                Securities Fund
                                               Total Bond Market Portfolio of
                                                Vanguard Bond Index Fund
                                               Total Stock Market Portfolio
                                                of Vanguard Index Trust
                                               Total International Portfolio
                                                of Vanguard STAR Fund
             Mellon Capital Management         Vanguard Asset Allocation Fund

VANGUARD'S CORE       Vanguard's Core Management Group provides investment ad-
MANAGEMENT GROUP      visory services on an at-cost basis with respect to Van-
                      guard Index Trust --Total Stock Market Portfolio and the
                      Total International Portfolio of Vanguard STAR Fund. The
                      Core Management Group provides investment advisory serv-ices to other Vanguard Funds, including the remaining five Portfolios of Vanguard Index Trust. The Core Man-agement Group also provides investment advisory services to the Total International Portfolio's underlying port-folios -- the European, Pacific and Emerging Markets
                      Portfolios of Vanguard International Equity Index Fund,
                      Vanguard Institutional Index Fund, Vanguard Balanced In-dex Fund and the Equity Index Portfolio of Vanguard
                      Variable Insurance Fund, several Portfolios of the Van-guard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of
                      Vanguard Specialized Portfolios, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II's assets, as well as to several in-dexed separate accounts. Total assets under management by the Core Management Group were approximately $97 bil-lion as of December 31, 1997.

VANGUARD'S FIXED      Vanguard's Fixed Income Group provides investment advi-
INCOME GROUP          sory services on an at-cost basis to the Short-Term Cor-
                      porate Portfolio of Vanguard Fixed Income Securities
                      Fund and the Total Bond Market Portfolio of Vanguard
                      Bond Index Fund. The Fixed Income Group provides advi-sory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt. Total assets under management by the Fixed Income Group were more than $100 billion as of December 31, 1997.

MELLON CAPITAL        Mellon Capital Management is a professional counseling
MANAGEMENT            firm which manages well-diversified stock and bond port-
                      folios for institutional clients. As of December 31, 1997 the adviser provided investment advisory services to 237 clients and managed assets with an approximate value of more than $63 billion. The adviser's asset al-location strategy was developed by the adviser's Chair-man, William Fouse, in 1972, and is used by 103 of its clients and accounts for approximately $23.2 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a pro-prietary asset allocation model in managing client in-vestment portfolios and an indexing approach in select-ing individual equity securities. The Fund is one of the adviser's two investment company clients.

                      Vanguard Asset Allocation Fund pays Mellon Capital Man-agement an annual basic fee equal to 0.20% on the first $100 million of assets; .15 of 1% on the next $900 mil-lion of assets; .125 of 1% on the next $500 million of assets; and .10% of 1% on assets greater than $1.5 bil-lion. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of a "Combined" Index. The Combined Index shall be comprised of the Standard & Poor's 500 Composite Index (65% of the Com-bined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index). The fee pay-ment will be increased (decreased) by an incentive (pen-alty) of 0.05% of average net assets if the Fund's cumu-lative investment performance for the thirty-six months preceding the end of the quarter is at least six per-centage points above (below) the cumulative investment record of the Combined Index for the same period.

                      Each Portfolio will purchase and sell the principal por-
                      tion of its portfolio securities (i.e., shares of the
                      underlying Vanguard Funds) by dealing directly with the
                      issuer. There will be no sales charges or commissions
                      because the underlying Funds are offered on a no-load
                      basis, without sales charges. Investments in short-term
                      money market instruments and repurchase agreements usu-
                      ally will be principal transactions and will generally
                      involve no brokerage commissions.
-------------------------------------------------------------------------------
DIVIDENDS, CAPITAL    The Income and Conservative Growth Portfolios expect to
GAINS AND TAXES       pay dividends quarterly from ordinary income, while the
                      Moderate Growth and Growth Portfolios expect to pay div-idends semi-annually from ordinary income. Capital gains distributions from the Portfolios, if any, will be made annually.

                      For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirement plans sponsored by Vanguard), dividend and capital gains distributions from the Portfolios must be reinvested in additional shares. For regular investment accounts, dividend and capital gains distributions may be reinvested in addi-tional shares or received in cash. See "Choosing a Dis-tribution Option" for a description of these distribu-tion methods for regular investment accounts in the Portfolios.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfo-lios may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolios and received by share-holders on December 31 of the prior year.

                      Each Portfolio intends to continue to qualify as a "reg-ulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to share-holders. The tax consequences of distributions from the Portfolios will vary according to the type of account you open.

                      If you open an IRA or other tax-deferred retirement ac-count, dividend and capital gains distributions from the Portfolios will generally be exempt from current taxa-tion. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contribu-tions and withdrawals, depending on the type of tax-de-ferred account you have selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

                      If you open an account in one or more of the Portfolios outside a tax-deferred retirement account, the following tax rules will generally apply. For regular investment accounts, dividends paid by the Portfolios from net in-vestment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Distribu-tions paid by the Portfolios from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares of the Portfolios. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities.

                      Capital gains distributions are made when one or more of the Portfolios realizes net capital gains on sales of portfolio securities during the year. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. In addition, the Portfolios receive realized net capital gains dis-tributions from the Portfolio's underlying Funds. Conse-quently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolios. In addition, keep in mind that if you purchase shares of a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are re-investing your distributions or receiving them in cash.

                      The Portfolios will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolios.

A CAPITAL GAIN OR     A sale of shares of a Portfolio is a taxable event and
LOSS MAY BE           may result in a capital gain or loss. A capital gain or
REALIZED UPON         loss may be realized from an ordinary redemption of
EXCHANGE OR           shares or an exchange of shares between two mutual funds
REDEMPTION            (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS tax-payer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or tax-payer identification number and by certifying that you are not subject to backup withholding.

                      Vanguard STAR Fund is organized as a Pennsylvania busi-ness trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. Each Portfolio will be subject to Pennsyl-vania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are resi-dents of the City and School District of Pittsburgh.

                      The tax discussion set forth above is included for gen-
                      eral information only. Prospective investors should con-
                      sult their own tax advisers concerning the tax conse-
                      quences of an investment in the Portfolios.
-------------------------------------------------------------------------------
THE SHARE PRICE OF    Each Portfolio's share price or "net asset value" per
EACHPORTFOLIO         share is calculated by dividing the total assets of the
                      Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of trading on the New York Stock Exchange
                      (the "Exchange"), generally 4:00 p.m. Eastern Time, on each day that the Exchange is open for trading. This de-termination is made by appraising each Portfolio's un-derlying investments (i.e., the underlying Vanguard
                      Funds) at the price of each such Fund determined at the close of the Exchange.

                      Each Portfolio's share price can be found daily in the
                      mutual fund listings of most major newspapers under the
                      heading of Vanguard Funds.
-------------------------------------------------------------------------------
GENERAL               The Fund's Declaration of Trust permits the Trustees to
INFORMATION           issue an unlimited number of shares of beneficial inter-
                      est, without par value, from an unlimited number of classes of shares. Currently the Fund is offering six classes of shares.

                      The shares of Vanguard STAR Fund are fully paid and non-assessable; have no preference as to conversion, ex-change, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumula-tive voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trust-ees can elect 100% of the Trustees if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by Chase Manhattan
                      Bank, New York, N.Y. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as inde-pendent accountants for the Fund and will audit its fi-nancial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN ACCOUNT    The Portfolios are designed primarily for tax-advantaged
AND PURCHASING        retirement accounts as well as other long-term invest-
SHARES                ment savings plans. If you are establishing an Individ-
                      ual Retirement Account ("IRA") or other qualified re-tirement plan, you must complete the appropriate retirement plan agreement, i.e., the Adoption Agreement.
                      If you are establishing a Portfolio account outside a Vanguard tax-deferred retirement plan, you may simply complete the Account Registration Form. In either case, please indicate the amount you wish to invest on the ap-propriate form. Your purchase must be equal to or greater than the $3,000 minimum initial investment
                      ($1,000 for IRAs, $500 minimum for an Education IRA).
                      (Please refer to the plan agreement for information on the maximum amount you may contribute or rollover to your retirement account.) If you need assistance in com-pleting any forms, please call the Investor Information
                      Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      Portfolio shares are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASERESTRICTIONS  1) Because of the risks associated with common stock and bond investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with means of speculating on short-term stock and bond market movements. Consequently, the Portfolios reserve the right to reject any spe-cific purchase (and exchange purchase) request. The Portfolios also reserve the right to suspend the of-fering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to pur-
                         chase shares of the Portfolios. Please be sure your purchase check is made payable to the Vanguard Group.

IMPORTANT NOTE:       This Shareholder Guide describes many of the services
IRA AND               available to Vanguard fund shareholders. Specific serv-
RETIREMENT PLAN       ices described in this Shareholder Guide may not be
INVESTORS             available or may only be available in limited form for
                      tax-deferred retirement accounts. If you are investing in a Portfolio through an IRA or other retirement plan, you should consult the retirement plan agreement, dis-closure statement, and other Vanguard brochures for the services and procedures which pertain to your account.
                      Please call our Investor Information Department (1-800-
                      662-7447) if you have any questions.

ADDITIONAL            Subsequent investments in the Portfolios may be made by
INVESTMENTS           mail ($100 minimum), exchange from another Vanguard Fund
                      account ($100 minimum), or Vanguard Fund Express. For
                      regular (non-retirement) accounts, additional purchases
                      may also be made by wire ($1,000 minimum). In limited
                      instances, contributions to retirement accounts may be
                      accepted by wire. Please call us for more information on
                      this option.
                      ---------------------------------------------------------

                                                     ADDITIONAL INVESTMENTS TO
                                                         EXISTING ACCOUNTS

                             NEW ACCOUNT
PURCHASING BY MAIL    Please include the amount      Additional investments
Non-Retirement        of your initial invest-        should include the In-
Accounts, complete    ment on the registration       vest-by-Mail remittance
and sign the          form, make your check          form attached to your
enclosed Account      payable to The Vanguard        Portfolio confirmation
Registration Form     Group -- (Portfolio num-       statements. Please make
                      ber), see below for ap-        your check payable to The
                      propriate number and mail      Vanguard Group -- (Port-
                      to:                            folio number), see below
                                                     for appropriate number,
                      THE VANGUARD GROUP P.O.        write your account number
                      BOX 2600 VALLEY FORGE, PA      on your check and, using
                      19482-2600                     the return envelope pro-
                                                     vided, mail to the ad-
                                                     dress indicated on the
                                                     Invest-by-Mail Form.

For express or        THE VANGUARD GROUP 455         All written requests
registered mail,      DEVON PARK DRIVE WAYNE,        should be mailed to one
send to:              PA 19087-1815                  of the addresses indi-
                                                     cated for new accounts.
                                                     Do not send registered or
                                                     express mail to the post
                                                     office box address.

For IRAs or           Complete the appropriate retirement plan adoption agree-
retirement plans      ment and any other required documents. Make your check
                      payable to Vanguard Fiduciary Trust Company and send ap-plication and check to the address indicated on your agreement.

                                       VANGUARD STAR FUND
                                       Income Portfolio -- 723
                                       Conservative Growth Portfolio -- 724
                                       Moderate Growth Portfolio -- 914
                                       Growth Portfolio -- 122
                      ---------------------------------------------------------
PURCHASING BY WIRE                     CORESTATES BANK, N.A. ABA 031000011
Money should be                        CORESTATES NO. 0101 9897 ATTN:
wired to:                              VANGUARD

BEFORE WIRING                          VANGUARD STAR FUND NAME OF PORTFOLIO
Please contact                         ACCOUNT NUMBER ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank in-cludes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates num-ber. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire ar-rangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and the Custodian Bank are open for business. IRAs and other tax-deferred ac-counts cannot be opened by wire. Please see "Opening an Account."

PURCHASING BY         You may open an account and purchase shares by making an
EXCHANGE (from a exchange from an existing Vanguard account. However, the Vanguard account) Portfolios reserve the right to refuse any exchange pur-
                      chase request. To exchange by telephone, call our Client
                      Services Department (1-800-662-2739). The new account will have the same registration as the existing account.

PURCHASING BY FUND    The Fund Express Special Purchase option lets you move
EXPRESSSpecial        money from your bank account to your Vanguard account on
Purchase &            an "as needed" basis. Or if you choose the Automatic In-
Automatic             vestment option, money will be moved automatically from
Investment            your bank account to your Vanguard account on the sched-
                      ule (monthly, bimonthly [every other month], quarterly,
                      semiannually or annually) you select. To establish these
                      Fund Express options on regular investment accounts,
                      please provide the appropriate information on the Ac-
                      count Registration Form. To establish Automatic Invest-
                      ment for an IRA or other tax-deferred retirement plan,
                      contact our Investor Information Department (1-800-662-
                      7447) for an application. We will send you a confirma-
                      tion of your Fund Express enrollment; please wait two
                      weeks before using the service.
-------------------------------------------------------------------------------
CHOOSING A            If you invest in a Portfolio outside a tax-deferred re-
DISTRIBUTION          tirement account, you must select one of four distribu-
OPTION                tion options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                         capital gains distributions will be reinvested in ad-ditional shares of the Portfolio. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid
                         in cash and your capital gains will be reinvested in additional shares of the Portfolio.

                      3. CASH CAPITAL GAIN OPTION -- Your capital gains dis-
                         tributions will be paid in cash and your dividends will be reinvested in additional shares of the Port-folio.

                      4. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Serv-ices Department (1-800-662-2739).

                      If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other dis-tributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribu-tion checks.

                      In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Serv-ices Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

                      If you invest in a Portfolio through a tax-deferred re-
                      tirement account, your dividend and capital gain distri-
                      butions will be automatically reinvested in additional
                      shares of the Portfolio. If you change this automatic
                      reinvestment option, you should be aware that "cash"
                      dividends or capital gains will be considered taxable
                      distributions from your account.
-------------------------------------------------------------------------------
TAX CAUTION           Under Federal tax laws, the Portfolios are required to
                      distribute net capital gains and dividend income to
                      Portfolio shareholders. These distributions are made to
NON-RETIREMENT        all shareholders who own shares of the Portfolios as of
INVESTORS SHOULD      the distribution's record date, regardless of how long
ASK ABOUT THE         the shares have been owned. Purchasing shares just prior
TIMING OF CAPITAL     to the record date could have a significant impact on
GAINS AND DIVIDEND    your tax liability for the year. For example, if you
DISTRIBUTIONS         purchase shares immediately prior to the record date of
BEFORE INVESTING      a sizable capital gain or income dividend distribution,
                      you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional
                      Portfolio shares.) While the total value of your invest-ment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about
                      potential distributions before investing. The Portfo-
                      lios' annual capital gains distributions normally occur
                      in December, while income dividends are generally paid
                      quarterly in March, June, September, and December for
                      the Income and Conservative Growth Portfolio and
                      semiannually in June and December for the Moderate
                      Growth and Growth Portfolios. In addition, the Portfo-
                      lios occasionally may be required to make supplemental
                      dividend or capital gains distributions at some other
                      time during the year. For additional information on dis-
                      tributions and taxes, see the section titled "Dividends,
                      Capital Gains, and Taxes."
-------------------------------------------------------------------------------
IMPORTANT             The easiest way to establish optional Vanguard services
INFORMATION           on a regular investment account is to select the options
                      you desire when you complete your Account Registration
ESTABLISHING          Form.
OPTIONAL SERVICES
                      IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY
                      NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND
                      A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUB-LIC.

CERTIFICATES          Share certificates will not be available for the Portfo-
                      lios.

BROKER/DEALER         If you purchase shares in Vanguard Funds through a reg-
PURCHASES             istered broker/dealer or investment adviser, the
                      broker/dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., purchase, re-
                      demption or exchange) believed to be authentic once the trade request has been received in writing or by tele-phone.

ELECTRONIC            You may receive a prospectus for the Fund or any of the
PROSPECTUS            Vanguard Funds in an electronic format through Van-
DELIVERY              guard's website at www.vanguard.com. For additional in-
                      formation please see "Other Vanguard Services -- Com-
                      puter Access."
-------------------------------------------------------------------------------
WHEN YOUR ACCOUNT     Your trade date is the date on which your account is
WILLBE CREDITED       credited. If your purchase is made by check, Federal
                      Funds wire or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next busi-ness day. Your shares are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by
                      the clearing of foreign checks, Vanguard will only ac-
                      cept a foreign check which has been drawn in U.S. dol-
                      lars and has been issued by a foreign bank with a U.S.
                      correspondent bank. The name of the U.S. correspondent
                      bank must be printed on the face of the foreign check.
-------------------------------------------------------------------------------
SELLING YOUR          You may withdraw any portion of the funds in your ac-
SHARES                count by redeeming shares at any time. (Please see "Im-
                      portant Redemption Information.") For a regular invest-ment account in the Portfolios, you generally may initiate a request by writing or by telephoning. For an IRA or other tax-deferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.

                      If you invest in the Portfolios through an IRA or other tax-deferred retirement plan, you should be aware that any distributions prior to age 59 1/2 are generally sub-ject to a 10% penalty tax, as well as ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to an IRA or qualified plan within 60 days.

SELLING BY MAIL       Requests should be mailed to THE VANGUARD GROUP, VAN-
                      GUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482-
                      1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard STAR Fund, 455 Devon
                      Park Drive, Wayne, PA 19087-1815.)

                      The redemption price of shares will be a Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                      ---------------------------------------------------------

DEFINITION OF GOOD    GOOD ORDER means that the request includes the follow-
ORDER                 ing:

                      1. The account number and Fund and Portfolio name.
                      2. The amount of the transaction (specified in dollars
                         or shares).
                      3. Signatures of all owners EXACTLY as they are regis-
                         tered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that may be re-
                         quired, in the case of estates, corporations, trusts, and certain other accounts.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PER-
                      TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES
                      DEPARTMENT (1-800-662-2739).
                      ---------------------------------------------------------
SELLING               To sell shares by telephone, you or your pre-authorized
BYTELEPHONE           representative may call our Client Services Department
                      at 1-800-662-2739. The proceeds will be sent to you by
                      mail. PLEASE NOTE: As a protection against fraud, your
                      telephone mail redemption privilege will be suspended
                      for 15 calendar days following any expedited address
                      change to your account. An expedited address change is
                      one that is made by telephone or in writing, without the
                      signatures of all account owners. Please see "Important
                      Information About Telephone Transactions."
                      ---------------------------------------------------------
SELLING BY FUND       If you select the Fund Express Automatic Withdrawal op-
EXPRESS               tion, money will be automatically moved from your Van-
                      guard Fund account to your bank account according to the
AUTOMATIC             schedule you have selected. The Special Redemption op-
WITHDRAWAL &          tion (not available for IRAs or other retirement ac-
SPECIAL REDEMPTION    counts) lets you move money from your Vanguard account
                      to your bank account on an "as needed" basis. To estab-
                      lish these Fund Express options, please provide the ap-
                      propriate information on the Account Registration Form.
                      We will send you a confirmation of your Fund Express
                      service; please wait two weeks before using the service.
                      ---------------------------------------------------------
SELLING BY            You may sell shares by making an exchange into another
EXCHANGE              Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.
                      ---------------------------------------------------------
IMPORTANT             Shares purchased by check or Fund Express may be re-
REDEMPTION            deemed at any time. However, your redemption proceeds
INFORMATION           will not be paid until payment for the purchase is col-
                      lected, which may take up to ten calendar days.
                      ---------------------------------------------------------
DELIVERY OF           Redemption requests received by telephone prior to the
REDEMPTION            close of trading on the Exchange are processed on the
PROCEEDS              day of receipt and the redemption proceeds are normally
                      sent on the following business day. Please note: The telephone redemption option is available only for non-retirement accounts. Redemptions from retirement ac-counts must be made in writing.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone re-demption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been re-ceived by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as deter-mined by the United States Securities and Exchange Com-mission.

                      If the Board of Trustees determines that it would be
                      detrimental to the best interests of the Portfolio's re-
                      maining shareholders to make payment in cash, the Port-
                      folios may pay redemption proceeds in whole or in part
                      by a distribution in kind of readily marketable securi-
                      ties.
                      ---------------------------------------------------------
VANGUARD'S AVERAGE    If you make a redemption from a qualifying account, Van-
COST STATEMENT        guard will send you an Average Cost Statement which pro-
                      vides you with the tax basis of the shares you redeemed.
                      Please see "Statements and Reports" for additional in-
                      formation.
                      ---------------------------------------------------------
LOW BALANCE FEE       Due to the relatively high cost of maintaining smaller
AND MINIMUM           accounts, each Portfolio will automatically deduct a $10
ACCOUNT BALANCE       annual fee in either June or December from non-retire-
REQUIREMENT           ment accounts with balances falling below $2,500 ($500
                      for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggre-gate Vanguard assets exceed $50,000.

                      In addition, the Portfolios reserve the right to liqui-date any non-retirement account that is below the mini-mum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that the value of your ac-count is below the Fund's minimum account balance re-quirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered share-holder.

                      Vanguard will not liquidate your account if it has
                      fallen below $3,000 solely as a result of declining mar-
                      kets (i.e., a decline in a Portfolio's net asset value).
-------------------------------------------------------------------------------
EXCHANGING YOUR       Should your investment goals change, you may exchange
SHARES                your shares of a Portfolio for those of other available
                      Vanguard Funds.

EXCHANGING BY         When exchanging shares by telephone, please have ready
TELEPHONE Call        the Portfolio name, account number, Social Security num-
Client Services       ber or employer identification number listed on the ac-
(1-800-662-2739)      count and exact name and address in which the account is
                      registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges re-ceived prior to the close of trading on the Exchange are processed at the close of business that same day. Re-quests received after the close of the Exchange are processed the next business day. FOR NON-RETIREMENT IN-
                      VESTMENTS, TELEPHONE EXCHANGES ARE NOT ACCEPTED INTO OR
                      FROM VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT
                      INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO,
                      AND VANGUARD GROWTH AND INCOME PORTFOLIO.

                      If you experience difficulty in making a telephone ex-
                      change, your exchange request may be made by regular or
                      express mail, and it will be implemented at the closing
                      net asset value on the date received by Vanguard, pro-
                      vided the request is received in Good Order.
                      ---------------------------------------------------------
EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to THE VANGUARD
                      GROUP, VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE,
                      PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard STAR Fund,
                      455 Devon Park Drive, Wayne, PA 19087-1815.)

EXCHANGING ONLINE     You may use your personal computer to exchange shares of
                      most Vanguard funds by accessing our website
                      (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access pass-word that will enable you to make online exchanges.

                      The Vanguard funds that you cannot purchase or sell
                      through online exchange are VANGUARD INDEX TRUST, VAN-
                      GUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY
                      INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TO-
                      TAL INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND IN-
                      COME PORTFOLIO (formerly known as Vanguard Quantitative
                      Portfolios). These funds do permit online exchanges
                      within IRAs and other retirement accounts.
                      ---------------------------------------------------------
IMPORTANT EXCHANGE    Before you make an exchange, you should consider the
INFORMATION           following:

                      . Please read the Fund's prospectus before making an ex-
                        change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      . An exchange between non-retirement accounts is treated
                        as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                      . Exchanges by telephone are accepted only if the regis-
                        trations and the taxpayer identification numbers of the two accounts are identical.

                      . In order to exchange into an account with a different
                        registration (including a different name, address, or taxpayer identification number), you must provide Van-guard with written instructions that include the guar-anteed signatures of all current account owners.

                      . The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      . New accounts are not currently accepted in the
                        Vanguard/Windsor Fund.

                      . The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      . When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange priv-ilege. However, the Portfolios reserve the right to re-vise or terminate their provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time. Shareholders would be notified prior to any mate-rial change in the Fund's exchange policy.

                      The exchange privilege is only available in states in
                      which the shares of the Portfolio are registered for
                      sale. The Portfolio's shares are currently registered
                      for sale in all 50 states and the Portfolio intends to
                      maintain such registration.
-------------------------------------------------------------------------------
EXCHANGE PRIVILEGE    The Portfolios' exchange privileges are not intended to
LIMITATIONS           afford shareholders a way to speculate on short-term
                      movements in the market. Accordingly, in order to pre-vent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios and increase transaction costs, the Portfolios have estab-lished a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive
                      if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                      LEAST 30 DAYS APART) from the Portfolios during any
                      twelve-month period. "Substantive" means either a dollar
                      amount or a series of movements between Vanguard funds
                      that Vanguard determines, in its sole discretion, could
                      have an adverse impact on the management of the Fund.
                      Notwithstanding these limitations, the Portfolios re-
                      serve the right to reject any purchase request (includ-
                      ing exchange purchases from other Vanguard portfolios)
                      that is reasonably deemed to be disruptive to efficient
                      portfolio management.
-------------------------------------------------------------------------------
IMPORTANT             The ability to initiate redemptions (except wire or Fund
INFORMATION ABOUT     express redemptions) and exchanges by telephone is auto-
TELEPHONE             matically established on your non-retirement investment
TRANSACTIONS          account unless you request in writing that telephone
                      transactions on your account not be permitted. The tele-phone exchange option is automatically established on retirement accounts.

                      To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK. To request a transaction by tele-
                         phone, the caller must know (i) the name of the Port-folio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and
                         (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY. The proceeds of any telephone redemp-
                         tion by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Portfolios nor Vanguard will be responsible for the authenticity of transaction instructions re-ceived by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------

TRANSFERRING          You may transfer the registration of any of your Portfo-
REGISTRATION          lio non-retirement account shares to another person by
                      completing a transfer form and sending it to: THE VAN-
                      GUARD GROUP, ATTENTION: TRANSFER DEPARTMENT, P.O. BOX
                      1110, VALLEY FORGE, PA 19482-1110. The request must be
                      in Good Order. To request a transfer form and full in-
                      structions, please call our Client Services Department
                      (1-800-662-2739).
-------------------------------------------------------------------------------
STATEMENTS AND        Vanguard will send you a confirmation statement each
REPORTS               time you initiate a transaction in your account (except
                      for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single cate-gory method. This service is available for most taxable accounts opened since January 1, 1986. In general, in-vestors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost State-ment along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-
                      2739) for information.

                      Financial reports on the Fund will be mailed to you
                      semiannually, according to the Fund's fiscal year-end.
                      To keep the Fund's costs as low as possible (so that you
                      and other shareholders can keep more of the Fund's in-
                      vestment earnings), Vanguard attempts to eliminate du-
                      plicate mailings to the same address. When we find that
                      two or more Fund shareholders have the same last name
                      and address, we send just one Fund report to that ad-
                      dress -- instead of mailing separate reports to each
                      shareholder. If you want us to send separate reports,
                      however, you may notify our Investor Information Depart-
                      ment at 1-800-662-7447.
-------------------------------------------------------------------------------
OTHER VANGUARD        Many of these services are not available to (or appro-
SERVICES              priate for) retirement account shareholders. For more
                      information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT       With Vanguard's Direct Deposit Service, most U.S. Gov-
DEPOSIT SERVICE       ernment checks (including Social Security and military
                      pension checks) and private payroll checks may be auto-matically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC    Vanguard's Automatic Exchange Service allows you to move
EXCHANGE SERVICE      money automatically among your Vanguard Fund accounts.
                      For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND         Vanguard's Fund Express allows you to transfer money be-
EXPRESS               tween your Fund account and your account at a bank, sav-
                      ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-
                      7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with spe-cific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND     Vanguard's Dividend Express allows you to transfer your
EXPRESS               dividend and/or capital gains distributions automati-
                      cally from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-
                      7447) for a Vanguard Dividend Express application.

VANGUARD TELE-        Vanguard's Tele-Account is a convenient, automated serv-
ACCOUNT(R)            ice that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Van-guard Fund shares and redemptions by check using Tele-
                      Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offer-ing detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

COMPUTER ACCESS       Use your personal computer to learn more about Van-
VANGUARD ONLINE       guard's funds and services; keep in touch with your Van-
www.vanguard.com      guard accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                      Our education-oriented website provides timely news and information about Vanguard's funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
-------------------------------------------------------------------------------

                  [LOGO OF VANGUARD LIFESTRATEGY
                   PORTFOLIOS APPEARS HERE]
                  --------------------

                  THE VANGUARD GROUP
                  P.O. Box 2600
                  Valley Forge, PA
                  19482

                  INVESTOR
                   INFORMATION
                   DEPARTMENT:
                  1-800-662-7447
                  (SHIP)

                  CLIENT SERVICES
                   DEPARTMENT:
                  1-800-662-2739
                  (CREW)

                  TELE-ACCOUNT FOR
                   24-HOUR ACCESS:
                  1-800-662-6273 (ON-BOARD)

                  TELECOMMUNICATION SERVICE
                   FOR THE HEARING-
                   IMPAIRED:
                  1-800-662-2738

                  TRANSFER AGENT:
                  The Vanguard Group,
                  Inc.
                  P.O. Box 2600
                  Valley Forge, PA
                  19482



P088                                                                      042398

[LOGO OF VANGUARD LIFESTRATEGY PORTFOLIOS APPEARS HERE]

PROSPECTUS--APRIL 23, 1998

PARTICIPANT SERVICES--1-800-523-1188

INVESTMENT         Vanguard STAR Fund is an open-end non-diversified invest-
OBJECTIVES AND     ment company which seeks to maximize total investment re-
POLICIES           turn (i.e., capital growth and income) subject to the in-
                   vestment restrictions and asset allocation policies described in this Prospectus. The Fund consists of six portfolios; however, this prospectus relates only to four portfolios, Income, Conservative Growth, Moderate Growth, and Growth Portfolios (the "LifeStrategy Portfolios").
                   These four Portfolios invest in up to five Vanguard mutual funds, representing different combinations of stocks, bonds and cash investments and reflecting varying degrees of potential investment risk and reward. There is no as-surance that the Portfolios will achieve their stated ob-jectives. Shares of the Fund are neither insured nor guar-anteed by any agency of the U.S. Government, including the FDIC.

OPENING AN         The Portfolios are investment options under a retirement
ACCOUNT            or savings program sponsored by your employer. The admin-
                   istrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

                   If you have any questions about these Portfolios, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides re-cordkeeping services for your plan.

ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the Portfolios before you
                   invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing addi-tional information about Vanguard STAR Fund has been filed with the Securities and Exchange Commission. This State-ment is dated April 23, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling the In-vestor Information Department at 1-800-662-7447, or visit-ing the Securities and Exchange Commission's website (www.sec.gov).

TABLE OF
CONTENTS

                         Page
Highlights.............    2
Portfolio Expenses.....    4
Financial Highlights...    5
Yield and Total Return.    7
 PORTFOLIO INFORMATION
Investment Objectives..    7
Investment Policies....    8

                        Page
Investment Risks......    9
Who Should Invest.....   12
Implementation of
 Policies.............   13
Investment
 Limitations..........   16
Management of the
 Portfolios...........   16
Investment Management.   18

                                          Page
Dividends, Capital Gains and Taxes.......  20
The Share Price of Each
 Portfolio...............................  20
General Information......................  20
               SERVICE GUIDE
Participating in Your Plan...............  22

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  HIGHLIGHTS

OBJECTIVES AND     Vanguard STAR Fund is an open-end non-diversified invest-
POLICIES           ment company which seeks to maximize total investment re-
                   turn subject to the investment restrictions and asset al-
                   location policies described in this Prospectus. The Fund
                   consists of six portfolios; however this Prospectus re-
                   lates only to the Income, Conservative Growth, Moderate
                   Growth, and Growth Portfolios, collectively known as the
                   Vanguard LifeStrategy Portfolios. These four Portfolios
                   invest in up to five Vanguard mutual funds representing
                   different combinations of stocks, bonds, and cash invest-
                   ments and reflecting varying degrees of potential invest-
                   ment risk and reward. The Portfolios do not invest di-
                   rectly in a portfolio of securities, rather, in order to
                   meet their objectives the Portfolios invest in shares of
                   other Vanguard Funds.                                PAGE 7

FOUR SEPARATE      Investors may choose to invest in any of the four
PORTFOLIOS         LifeStrategy Portfolios, based on personal objectives,
                   time horizons, risk tolerances, and financial circumstances:

                   INCOME PORTFOLIO--seeks to provide current income.

                   CONSERVATIVE GROWTH PORTFOLIO--seeks to provide current income and low to moderate growth of capital.

                   MODERATE GROWTH PORTFOLIO--seeks to provide growth of cap-ital and a reasonable level of current income.

                   GROWTH PORTFOLIO--seeks to provide growth of capital. PAGE 7

RISK               The Portfolios differ in terms of stock market risk, bond
CHARACTERISTICS    market risk, and inflation risk. STOCK MARKET RISK is the
                   possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cycli-cal with periods when stock prices generally rise or fall.
                   The Conservative Growth, Moderate Growth and Growth Port-folios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET RISK is the possibility that bond prices will decline over short or long periods, due pri-marily to changes in market interest rates. INFLATION RISK is the possibility that rising prices for goods and serv-ices will erode the real return of an investment in stocks, bonds or reserves.

                   Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in stock funds. While the other two Portfolios, Income and Conser-vative Growth, will have higher exposure to bond market risk and inflation risk because of the significant invest-
                   ment exposure these Portfolios have in bond funds.   PAGE 9

THE VANGUARD       The Officers of the Fund manage the Portfolios' day-to-day
GROUP              operations. The Officers are directly responsible to the
                   Fund's Board of Trustees. The Officers of the Fund also
                   serve as Officers of each of the Vanguard Funds and of The
                   Vanguard Group, Inc. The Trustees each serve as Directors
                   of The Vanguard Group and most of the Funds within the
                   Group. For important information regarding the structure
                   of the Fund, please see "Management of the Portfolios."
                   PAGE 16
-------------------------------------------------------------------------------
INVESTMENT         The Portfolios do not currently employ investment advisers
MANAGEMENT         and therefore do not pay advisory fees. The Portfolios
                   currently do not have portfolio managers. The determina-
                   tion of how the Portfolios' assets will be invested in
                   certain Vanguard funds is made by the Fund's Officers pur-
                   suant to the investment objectives and policies. However,
                   the Portfolios as shareholders of each of the underlying
                   Vanguard funds, benefit from the investment advisory serv-
                   ices of each of the underlying funds and will indirectly
                   bear their proportionate share of any investment advisory
                   fees paid by those Funds.                           PAGE 18
-------------------------------------------------------------------------------
DIVIDENDS,         The Income and Conservative Growth Portfolios will make
CAPITAL GAINS      quarterly dividend distributions; while the Moderate
AND TAXES          Growth and Growth Portfolios will make semi-annual divi-
                   dend distributions. Capital gains distributions, if any,
                   will be made annually for each Portfolio.           PAGE 20
-------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates all expenses and fees that you would incur as a shareholder of the Portfolios. The expenses and fees set forth in the table are for the 1997 fiscal year.

                                                       CONSERVATIVE MODERATE
             SHAREHOLDER TRANSACTION          INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                        PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
             --------------------------------------------------------------------------
             Sales Load Imposed on
              Purchases................        None        None       None      None
             Sales Load Imposed on
              Reinvested Dividends.....        None        None       None      None
             Redemption Fees...........        None        None       None      None
             Exchange Fees.............        None        None       None      None
                                                       CONSERVATIVE MODERATE
                                              INCOME      GROWTH     GROWTH    GROWTH
             ANNUAL FUND OPERATING EXPENSES  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
             --------------------------------------------------------------------------
             Management &
              Administrative Expenses..        None        None       None      None
             Investment Advisory Fees..        None        None       None      None
             12b-1 Fees................        None        None       None      None
             Other Expenses
              Distribution Costs.......        None        None       None      None
              Miscellaneous Expenses...        None        None       None      None
             Total Other Expenses......        None        None       None      None
                                               ----        ----       ----      ----
               TOTAL OPERATING
                EXPENSES...............        None        None       None      None
                                               ====        ====       ====      ====

                   The purpose of these tables is to assist you in under-standing the various costs and expenses that you would bear directly or indirectly as an investor in the Portfo-lios.

                   The Portfolios did not incur any expenses in fiscal year 1997, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the ex-penses of the underlying Vanguard Funds in which the Port-folios invest.

                   Purchases by LifeStrategy Portfolios of Vanguard STAR Fund--Total International Portfolio are subject to a 0.50% portfolio transaction fee.

                   The following chart illustrates the indirect expense ratio that each Portfolio incurred, based on its investments in the underlying Vanguard Funds, for the year ended December 31, 1997:

                                                CONSERVATIVE MODERATE
                                       INCOME      GROWTH     GROWTH    GROWTH
                                      PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
             -------------------------------------------------------------------
             Indirect Expense Ratio..   0.29%      0.29%       0.29%     0.29%

                   Using the above indirect expense ratios for the Portfo-lios, the following example illustrates the expenses that you would incur on a $1,000 investment over various peri-ods, assuming (1) a 5% annual rate of return and (2) re-demption at the end of each period. As noted previously, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
             Income Portfolio...................  $ 3     $ 9     $16     $37
             Conservative Growth Portfolio......  $ 3     $ 9     $16     $37
             Moderate Growth Portfolio..........  $ 3     $ 9     $16     $37
             Growth Portfolio...................  $ 3     $ 9     $16     $37

             THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL    The following financial highlights for each of the fiscal
HIGHLIGHTS   periods ended December 31, 1997 have been derived from fi-
             nancial statements which were audited by Price Waterhouse
             LLP, independent accountants, whose report on the finan-cial statements which contain this information, was un-qualified. This information should be read in conjunction with the LifeStrategy Portfolios' financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are in-corporated by reference in the Statement of Additional In-formation and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Portfo-lios' 1997 Annual Report to Shareholders. For a more com-plete discussion of the Fund's performance, please see the Portfolios' 1997 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-
             7447.

                          ----------------------------------- -----------------------------------
                                                                        CONSERVATIVE
                                  INCOME PORTFOLIO                    GROWTH PORTFOLIO
                          ----------------------------------- -----------------------------------
                          YEAR ENDED DEC. 31,      SEPT. 30+  YEAR ENDED DEC. 31,      SEPT. 30+
                          ----------------------  TO DEC. 31, ----------------------  TO DEC. 31,
                           1997    1996    1995      1994      1997    1996    1995      1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.55  $11.54  $ 9.88    $10.00    $12.14  $11.68  $ 9.89    $10.03
                          ------  ------  ------    ------    ------  ------  ------    ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .63     .64     .49       .14       .56     .53     .47       .14
 Capital Gain
  Distributions
  Received..............     .15     .19     .09        --       .18     .20     .11       .01
                          ------  ------  ------    ------    ------  ------  ------    ------
 Total Distributions
  Received..............     .78     .83     .58       .14       .74     .73     .58       .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     .83     .03    1.66      (.12)     1.27     .46    1.80      (.14)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    1.61     .86    2.24       .02      2.01    1.19    2.38       .01
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.63)   (.64)   (.49)     (.14)     (.56)   (.53)   (.47)     (.14)
 Distributions From
  Realized Capital
  Gains.................    (.10)   (.21)   (.09)       --      (.19)   (.20)   (.12)     (.01)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL DISTRIBUTIONS...    (.73)   (.85)   (.58)     (.14)     (.75)   (.73)   (.59)     (.15)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $12.43  $11.55  $11.54    $ 9.88    $13.40  $12.14  $11.68    $ 9.89
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL RETURN............   14.23%   7.65%  22.99%     0.20%    16.81%  10.36%  24.35%     0.10%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  244  $  151  $  121    $   11    $  803  $  462  $  219    $   41
Ratio of Total Expenses
 to Average Net Assets..       0%      0%      0%        0%        0%      0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.54%   5.66%   5.76%     7.31%*    4.61%   4.86%   5.14%     7.07%*
Portfolio Turnover Rate.       6%     22%      4%        1%        1%      2%      1%        0%
                          ------------------------------      ------------------------------
                                  MODERATE GROWTH
                                     PORTFOLIO                        GROWTH PORTFOLIO
                          ----------------------------------- -----------------------------------
                          YEAR ENDED DEC. 31,      SEPT. 30+  YEAR ENDED DEC. 31,      SEPT. 30+
                          ----------------------  TO DEC. 31, ----------------------  TO DEC. 31,
                           1997    1996    1995      1994      1997    1996    1995      1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $12.97  $12.11  $ 9.86    $10.08    $13.68  $12.36  $ 9.93    $10.10
                          ------  ------  ------    ------    ------  ------  ------    ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............    .490     .44     .36       .14       .39     .34     .32       .13
 Capital Gain
  Distributions
  Received..............    .236     .22     .13       .01       .28     .24     .14       .02
                          ------  ------  ------    ------    ------  ------  ------    ------
 Total Distributions
  Received..............    .726     .66     .49       .15       .67     .58     .46       .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........   1.819     .87    2.25      (.22)     2.36    1.32    2.43      (.16)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........   2.545    1.53    2.74      (.07)     3.03    1.90    2.89      (.01)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....   (.490)   (.44)   (.36)     (.14)     (.38)   (.35)   (.31)     (.14)
 Distributions From
  Realized Capital
  Gains.................   (.215)   (.23)   (.13)     (.01)     (.29)   (.23)   (.15)     (.02)
                          ------  ------  ------    ------    ------  ------  ------    ------
  TOTAL DISTRIBUTIONS...   (.705)   (.67)   (.49)     (.15)     (.67)   (.58)   (.46)     (.16)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $14.81  $12.97  $12.11    $ 9.86    $16.04  $13.68  $12.36    $ 9.93
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
TOTAL RETURN............   19.77%  12.71%  27.94%    (0.70)%   22.26%  15.41%  29.24%    (0.10)%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $1,358  $  826  $  235    $   35    $1,184  $  629  $  217    $   38
Ratio of Total Expenses
 to Average Net Assets..       0%      0%      0%        0%        0%      0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.72%   3.98%   4.42%     7.10%*    2.84%   3.18%   3.67%     7.06%+
Portfolio Turnover Rate.       2%      3%      1%        0%        1%      0%      1%        1%

*Annualized.
+Commencement of operations.

*Annualized.
+Commencement of operations.
--------------------------------------------------------------------------------

YIELD AND TOTAL    From time to time the Portfolios may advertise their yield
RETURN             and total return. Both yield and total return figures are
                   based on historical earnings and are not intended to indi-cate future performance. The "total return" of the Portfo-lios refers to the average annual compounded rates of re-turn over one-, five- and ten- year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an initial amount invested at the begin-ning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                   In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net in-vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-od. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolios to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.

INVESTMENT         The objective of the Portfolios is to maximize total in-
OBJECTIVES         vestment return (i.e., capital growth and income) subject
                   to the investment restrictions and asset allocation poli-cies described in this Prospectus. Specifically:

                   . The INCOME PORTFOLIO seeks to provide current income.

                   . The CONSERVATIVE GROWTH PORTFOLIO seeks to provide cur-
                     rent income and low to moderate growth of capital.

                   . The MODERATE GROWTH PORTFOLIO seeks to provide growth of capital and a reasonable level of current income.

                   . The GROWTH PORTFOLIO seeks to provide growth of capital.

                   The investment objectives of the Portfolios are summarized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and risk of principal:

             PORTFOLIO NAME           INCOME GROWTH OF CAPITAL RISK OF PRINCIPAL
             -------------------------------------------------------------------
             Income Portfolio........ High       Negligible        Medium
             Conservative Growth
              Portfolio.............. Medium     Low               Medium
             Moderate Growth
              Portfolio.............. Medium     Low to Medium     Medium
             Growth Portfolio........ Low        Medium to High    High

                   There is no assurance that the Portfolios will achieve their stated objectives.

                   The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a major-ity of the Portfolio's shareholders.

ASSET ALLOCATION   Asset allocation among stocks, bonds and cash investments
FRAMEWORK          is the most critical investment decision an investor
                   makes. Selecting the appropriate mix should be based on personal objectives, time horizons and risk tolerances.
                   These Portfolios provide different types of investors with a way to meet target asset allocations.

                   In order to achieve their investment objectives, the Port-folios maintain different allocations of stocks, bonds and cash/1/, reflecting varying degrees of potential invest-ment risk and reward. These asset class allocations pro-vide investors with four diversified, distinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected asset allocation for each
                   Portfolio:



                   /1"Cash"/will consist of any cash instruments held by
                     VAAF.
-------------------------------------------------------------------------------
INVESTMENT         Each Portfolio seeks to achieve its objective by investing
POLICIES           in a different combination of other Vanguard Funds. As in-
                   vestments for the Portfolios, the Trustees have chosen
                   Vanguard Index Trust ("VIT")--Total Stock Market Portfo-lio, Vanguard STAR Fund--Total International Portfolio
                   ("TIP"), Vanguard Asset Allocation Fund ("VAAF"), and Van-guard Fixed Income Securities Fund ("VFISF")--Short-Term
                   Corporate Portfolio and Vanguard Bond Index Fund--Total
                   Bond Market Portfolio to be the underlying investments of the Portfolios. Each Portfolio invests in these Funds us-ing fixed formulas in order to provide investors with the expected asset allocation. The table below shows, by asset class, how the Portfolios will invest in the selected Van-guard Funds.

                          INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                     PERCENT OF  PERCENT OF
                                                         PERCENT OF CONSERVATIVE  MODERATE  PERCENT OF
                INVESTMENT           UNDERLYING            INCOME      GROWTH      GROWTH     GROWTH
                 CATEGORY          VANGUARD FUNDS        PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
                ----------    ------------------------   ---------- ------------ ---------- ----------
             Stocks           VIT--Total Stock
             . US             Market Portfolio........        5%         20%         35%        50%
                              Vanguard Total
             . International  International Portfolio.        0%          5%         10%        15%
                              Total Bond Market
             Bonds            Portfolio...............       50%         30%         30%        10%
                              VFISF--STCorp Portfolio.       20%         20%          0%         0%
             Asset Allocation Vanguard Asset
             Component        Allocation Fund.........       25%         25%         25%        25%
                                                            ----        ----        ----       ----
                              Total...................      100%        100%        100%       100%

                   The allocation of each Portfolio's assets among the Van-guard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                   The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                   From time to time, the Portfolios' investments in the un-derlying Vanguard Funds may be limited by certain factors. For example, the Board of Directors of any of the under-lying Vanguard Funds may impose limits on additional in-vestments in a particular Fund.

                   See "Implementation of Policies" for a description of
                   other investment practices of the Portfolios.
-------------------------------------------------------------------------------
INVESTMENT RISKS   Like any investment program, an investment in one or more
                   of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and cash, the Portfolios are subject to different levels of stock market, bond market, credit and inflation risks.


MARKET RISK--      Stock MARKET RISK is the possibility that stock prices in
STOCKS             general will decline over short or even extended periods.
                   The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock mar-kets can be as volatile, if not more volatile than invest-ments in U.S. markets.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                      AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1997)
                                   OVER VARIOUS TIME HORIZONS

                             1 YEAR          5 YEARS         10 YEARS         20 YEARS
                             ------          -------         --------         --------
                Best         +53.9%           +23.9%          +20.1%           +16.9%
                Worst        -43.3            -12.5            -0.9             +3.1
                Average      +13.0            +10.5           +10.9            +10.9

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.9% for all 10-year periods from 1926 to 1997. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and in-terim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many invest-ors to recover their losses (assuming dividends were rein-vested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK--      The bond market is typically less risky than the stock
BONDS              market, although there have been times when some bonds
                   were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide.
                   Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its ma-turity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when in-terest rates fall, bond prices generally rise.

                   From time to time, the stock and bond markets may fluctu-ate independently of one another. In other words, a de-cline in the stock market may in certain instances be off-set by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of common stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less invest-ment return) than a mutual fund investing exclusively in common stocks.


MARKET RISK--      The underlying Funds invest in stocks of non-U.S. compa-
INTERNATIONAL      nies. Investments in foreign stock markets can be as
                   risky, if not more risky, than U.S. stock investments. Be-cause of their foreign investments, the Portfolios are subject to country risk and currency risk. Country risk is the possibility that political events (such as a war), fi-nancial problems (such as a government default), or natu-ral disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars.

                   To illustrate the volatility of international stock pric-es, the following table shows the best, worst, and average total returns (dividend income plus change in market val-ue) for foreign stock markets over various periods as mea-sured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used ba-rometer of international stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world invest-ment portfolio would incur. Note, also, that the gap be-tween the best and worst tends to narrow over the long term.

                         INTERNATIONAL STOCK MARKET RETURNS (1969-1997)

                             1 YEAR          5 YEARS         10 YEARS         20 YEARS
                             ------          -------         --------         --------
                Best          69.9%           36.5%            22.8%            16.3%
                Worst        -23.2             1.5              7.0             12.0
                Average       14.5            13.8             15.3             14.9

                   The table covers all of the 1-, 5-, 10-, and 20-year peri-ods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For in-stance, over 10-year periods, foreign stocks provided an average return of 15.3%, compared to 13.4% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average re-turns reflect past performance and should not be regarded as an indication of future returns from either foreign markets as a whole or these Portfolios in particular.

CREDIT RISK        CREDIT RISK is the possibility that a bond issuer will
                   fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.

INFLATION RISK     Like market risk, inflation represents a significant
                   threat to even a well-diversified portfolio because infla-tion erodes the real return of an investment in stocks, bonds or cash. Historically, inflation has averaged 3.1%, offsetting most of the return from cash investments and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

VANGUARD FUND      The Portfolios are concentrated in investment companies of
RISK               The Vanguard Group, so investors should be aware that each
                   Portfolio's performance is directly related to the invest-
                   ment performance of the Vanguard Funds in which it invests and each Portfolio's allocation among the Funds. First,
                   changes in the net asset values of the underlying Vanguard
                   Funds affect each Portfolio's net asset value. Second,
                   over the long-term, each Portfolio's ability to meet its
                   investment objective depends on the underlying Vanguard
                   Funds meeting their investment objectives.
-------------------------------------------------------------------------------

WHO SHOULD         The Portfolios are designed for investors who are seeking
INVEST             long-term investment savings. Because of the risks associ-
                   ated with common stock and bond investments, the Portfo-
INVESTORS          lios are intended to be long-term investment vehicles and
SEEKING LONG-      are not designed to provide investors with a means of
TERM INVESTMENT    speculating on market movements. Specifically:
SAVINGS
                   . The INCOME PORTFOLIO may be suitable for investors seek-
                     ing current income. Investors should have sufficient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Portfolio is most suitable for investors with a lower tolerance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                   . The CONSERVATIVE GROWTH PORTFOLIO is suitable for
                     investors who are seeking current income and low to moderate growth of capital. Investors should have both sufficient time and tolerance for investment volatility to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                   . The MODERATE GROWTH PORTFOLIO is suitable for investors
                     who are still seeking reasonable stock market exposure, but who are not willing to take the substantial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment volatility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time horizon. Ex-ample: investors in their 50s who are saving on a regu-lar basis for retirement and who plan to retire in their early to mid 60s.

                   . The GROWTH PORTFOLIO is suitable for investors seeking
                     the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfolio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to retire in their early to mid 60s.

                   Investors can choose any of these four Portfolios, depend-ing on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfo-lio.

                   The Portfolios may be especially suitable for tax-advantaged retirement accounts, including: Individual Re-tirement Accounts (IRAs), Simplified Employee Pension Plan Accounts (SEP-IRAs), 403(b)(7) custodial accounts for em-ployees of non-profit organizations, 401(k) plans and other employer-sponsored retirement plans. While the Port-folios are specifically designed for tax-advantaged re-tirement accounts, shares may also be purchased by invest-ors for other long-term general retirement savings purposes.

                   Investors who engage in excessive account activity gener-
                   ate additional costs which are borne by all of the Portfo-
                   lios' shareholders. In order to minimize such costs the
                   Portfolios have adopted the following policies. The Port-
                   folios reserve the right to reject any purchase request
                   (including exchange purchases from other Vanguard portfo-
                   lios) that is reasonably deemed to be disruptive to effi-
                   cient portfolio management, either because of the timing
                   of the investment or previous excessive trading by the in-
                   vestor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Ex-
                   change Privilege Limitations." Finally, the Portfolios re-
                   serve the right to suspend the offering of their shares.
-------------------------------------------------------------------------------
IMPLEMENTATION     The Vanguard Funds in which the Portfolios invest, as well
OF POLICIES        as certain other investment practices of the Portfolios,
                   are described below. Investors desiring more information on an underlying Vanguard Fund described below should call
                   Vanguard's Investor Information Department (1-800-662-
                   7447) for the underlying Fund's prospectus.

THE PORTFOLIOS     The TOTAL STOCK MARKET PORTFOLIO is one of six Portfolios
INVEST IN TWO      of Vanguard Index Trust, an open-end diversified invest-
VANGUARD EQUITY    ment company. The Total Stock Market Portfolio is an index
INDEX FUNDS        fund which seeks to match the investment performance of
                   the Wilshire 5000 Index, an index consisting of all regu-larly and publicly traded U.S. stocks. The Total Stock
                   Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically selected sample of the more than 6,000 stocks included in the Index.

                   The TOTAL INTERNATIONAL PORTFOLIO is a separate Portfolio of Vanguard STAR Fund. As a "Fund of Funds", it invests in each of the three Portfolios (European, Pacific and Emerg-ing Markets) of Vanguard International Equity Index Fund, an open-end diversified investment company, in the same percentages as these regions represent of the total. As of December 31, 1997, the percentages were 59% in the Euro-pean Portfolio, 29% in the Pacific Portfolio and 12% in the Emerging Markets Portfolio. The European Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Europe (Free) Index, a diversified, capitalization-weighted index comprised of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Ita-ly, Netherlands, Norway, Portugal, Spain, Sweden, Switzer-land, and United Kingdom). The Pacific Portfolio is an in-dex fund which seeks to replicate the aggregate price and yield performance of the MSCI-Pacific Index, a diversi-fied, capitalization-weighted index comprised of companies located in Australia, Japan, Hong Kong, Malaysia, New Zea-land and Singapore. The Emerging Markets Portfolio is an index fund which seeks to track the aggregate price and yield performance of the Morgan Stanley Capital Interna-tional (MSCI)--Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 16 emerging markets within Europe, Asia, Africa and Latin America (Argentina, Brazil, The Czech Republic, Greece, Hong Kong, Hungary, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, Singapore, South Africa, Thailand, and

                   Turkey). The European, Pacific and Emerging Markets Port-folios attempt to match their indexes by investing in sta-tistically selected samples of the stocks included in their respective indexes.

                   All four LifeStrategy Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the Total International Portfo-lio.

                   These two equity index funds, the Total Stock Market and Total International Portfolios, are not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and invest-ment judgment. Instead, the funds use a "passive" or in-dexing investment approach to duplicate the results of their respective indexes. The two index funds do not pay advisory fees. All index matching services are provided to the two funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS     The Short-Term Corporate Portfolio of Vanguard Fixed In-
INVEST IN TWO      come Securities Fund and the Total Bond Market Portfolio
VANGUARD           of Vanguard Bond Index Fund are bond funds, which seek to
BOND FUNDS         provide current income by investing in fixed-income secu-
                   rities. These Portfolios have distinct investment poli-cies.

                   The SHORT-TERM CORPORATE PORTFOLIO invests in a diversi-fied portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. Some investors consider short-term bonds as part of the "reserves" portion of their portfolios, along with such cash investments as money market funds or short-term bank certificates of deposit. Since its incep-tion, the Short-Term Corporate Portfolio's net asset value has experienced fluctuations of approximately 18% from low to high. The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses four major classes of in-vestment grade fixed-income securities in the United
                   States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mort-gage-backed securities, with maturities greater than one year.

                   Each Portfolio will invest a portion of its assets in the Total Bond Market Portfolio, while only the Income Portfo-lio and Conservative Growth Portfolio will invest in the Short-Term Corporate Portfolio.

ALL FOUR           VANGUARD ASSET ALLOCATION FUND, an open-end diversified
PORTFOLIOS         investment company, which allocates its assets among a
INVEST IN          common stock portfolio, a bond portfolio and money market
VANGUARD ASSET     instruments. The investment adviser allocates the Fund's
ALLOCATION FUND    assets among stocks, bonds, and money market instruments
                   in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology.

                   There are no limitations on the amount of the Fund's as-sets which may be allocated to each of the three asset classes (stocks, bonds, and money market instruments).

THE PORTFOLIOS     The Portfolios and their underlying Vanguard Funds are au-
AND EACH           thorized to invest temporarily in certain short-term fixed
UNDERLYING         income securities. Such securities may be used to invest
FUND MAY INVEST    uncommitted cash balances, to maintain liquidity to meet
IN SHORT-TERM      shareholder redemptions, or to take a temporary defensive
FIXED INCOME       position against market declines. These securities in-
SECURITIES         clude: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.

THE PORTFOLIOS     The Portfolios and their underlying Vanguard Funds may in-
AND EACH           vest in futures contracts and options to a limited extent.
UNDERLYING FUND    Specifically, the Portfolios' underlying funds, including
MAY INVEST IN      Total Stock Market Portfolio, Total International Portfo-
FUTURES            lio, Short-Term Corporate Portfolio, Total Bond Market
CONTRACTS AND      Portfolio, and Vanguard Asset Allocation Fund, may invest
OPTIONS            in futures contracts and options. The Portfolios have no
                   present intention of investing directly in futures con-tracts and options, but if they were to do so, investment decisions regarding such instruments would be made by Van-guard's Core Management or Fixed Income Group.

                   Futures contracts and options may be used for several rea-sons: to simulate full investment in the underlying secu-rities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures contracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or op-tions transactions to leverage their assets.

                   The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and op-tions by the underlying Funds are: (i) imperfect correla-tion between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Addi-tionally, investments in futures contracts and options in-volve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                   The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures contract de-posit; in addition the Portfolios and their underlying Funds may enter into futures contracts and options trans-actions to the extent that not more than 20% of their re-spective assets (50% with respect to Vanguard Asset Allo-cation Fund) are committed to such contracts or transactions.

EACH OF THE        Each of the Portfolios' underlying Funds may lend their
PORTFOLIOS'        investment securities to qualified institutional investors
UNDERLYING FUNDS   on a short or long term basis for the purpose of realizing
MAY LEND ITS       additional net investment income. Loans of securities by a
SECURITIES         Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO          The portfolio turnover rate is not expected to exceed 25%
TURNOVER IS        annually. A portfolio turnover rate of 25% for a Portfolio
EXPECTED TO BE     would occur if one quarter of a Portfolio's investments
LOW                were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Portfolio shares; and (ii) to maintain or modify the
                   allocation of the Portfolios' assets between the under-
                   lying Vanguard Funds in which the Portfolios invest within the percentage limits described under "Investment Poli-
                   cies."
-------------------------------------------------------------------------------

INVESTMENT         Each Portfolio has adopted limitations on some of its in-
LIMITATIONS        vestment policies. Some of these limitations are that the
                   Portfolios will not:


THE PORTFOLIOS     (a) borrow money, except from banks for temporary or emer-
HAVE ADOPTED           gency purposes, and then only in an amount not in ex-
CERTAIN                cess of 5% of the lower of the market value or cost of
FUNDAMENTAL            its assets, in which case it may pledge, mortgage or
LIMITATIONS            hypothecate any of its assets as security for such
                       borrowing, but not to an extent greater than 5% of the market value of its assets; and

                   (b) invest more than 25% of its assets in any one indus-
                       try, except for investment companies which are members of The Vanguard Group of Investment Companies.

                   A complete list of the Fund's investment limitations can
                   be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by ap-
                   proval of a majority of the Portfolio's shareholders.
-------------------------------------------------------------------------------
MANAGEMENT OF      The Officers of the Fund manage the day-to-day operation
THE PORTFOLIOS     of the Portfolios. The Officers are directly responsible
                   to the Fund's Board of Trustees. The Trustees, who are
THE OFFICERS       elected by the Fund's shareholders, determine how the as-
MANAGE THE         sets of each Portfolio should be invested among the Van-
PORTFOLIOS'        guard Funds, set general policies for the Fund and choose
OPERATIONS         its Officers. The Officers of the Fund also serve as Offi-
                   cers of each of the Vanguard Funds and of The Vanguard
                   Group, Inc. ("Vanguard"). The Trustees each serve as Di-rectors of The Vanguard Group, Inc. and most of the Van-guard Funds within the Group. A list of Trustees and Offi-cers of the Fund and a statement of their present positions and principal occu-pations during the past five years can be found in the Statement of Additional Information.

                   The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securi-ties and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Portfo-lios and the underlying Funds were ever to become diver-gent, a concern might arise that this could create a po-tential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Portfolios and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe rea-sonable to minimize and, where possible, eliminate the po-tential conflict. Moreover, limitations on aggregate in-vestments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these con-cerns.


VANGUARD           The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND    (the "Agreement") with Vanguard under which Vanguard will
DISTRIBUTES        provide all management, administrative and distribution
THE PORTFOLIOS     services to the Portfolios of the Fund at cost. Vanguard
                   is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The Vanguard Group. The
                   Vanguard Funds offer over 95 distinct investment portfo-lios with total assets in excess of $360 billion. As a re-sult of Vanguard's unique corporate structure, Vanguard
                   Funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio
                   (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately
                   .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services)
                   Inc.

                   The Special Servicing Agreement provides that the Portfo-lios will pay for services to be rendered to the Portfo-lios by Vanguard on an "out of pocket" basis. The Portfo-lios will also bear the expenses of services provided by other parties, including auditors, the custodian, and out-side legal counsel, as well as taxes and other direct ex-penses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfolio to the cost of oper-ating the underlying Vanguard Funds the Portfolios invest in and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the opera-tion of the Portfolios. The Portfolios' contributions to Vanguard represent revenues Vanguard receives because the Portfolios bear their pro rata share of the costs of oper-ating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Van-guard has to maintain due to the existence of the Portfo-lios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor dupli-cated the Portfolio's investment program by investing di-rectly in the underlying Funds).

                   Although such cost savings are not certain, the Trustees
                   believe that the reimbursements to be made by Vanguard to
                   the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios. There-
                   fore, the Portfolios are expected by the Trustees to oper-
                   ate at a very low, or zero, expense ratio. In the event
                   that the economic benefits of operating the Portfolios ex-
                   ceed their actual costs, such benefits will be shared by
                   each of the Funds in The Vanguard Group, including the un-
                   derlying Funds in which the Portfolios invest.
-------------------------------------------------------------------------------
INVESTMENT         The Portfolios do not employ an investment adviser and
MANAGEMENT         therefore do not pay advisory fees. The Portfolios do not
                   have portfolio managers at this time. The determination of
THE FUND DOES      how the Portfolios' assets will be invested in certain of
NOT EMPLOY AN      the Vanguard Funds is made by the Fund's Officers pursuant
INVESTMENT         to the investment objective and policies set forth in this
ADVISER            Prospectus and procedures and guidelines established by
                   the Trustees. However, the Portfolios, as shareholders of each of the underlying Vanguard Funds, benefit from the investment advisory services of each of the underlying
                   Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                   The Portfolios' underlying Funds are managed by the fol-lowing investment advisers:

                  INVESTMENT ADVISER          PORTFOLIO'S UNDERLYING FUNDS
             ----------------------------  ---------------------------------
             The Vanguard Group, Inc.      Short-Term Corporate Portfolio of
                                            Vanguard Fixed Income Securities
                                            Fund
                                           Total Bond Market Portfolio of
                                            Vanguard Bond Index Fund
                                           Total Stock Market Portfolio of
                                            Vanguard Index Trust
                                           Total International Portfolio of
                                            Vanguard STAR Fund
             Mellon Capital Management     Vanguard Asset Allocation Fund



VANGUARD'S CORE    Vanguard's Core Management Group provides investment advi-
MANAGEMENT GROUP   sory services on an at-cost basis with respect to Vanguard
                   Index Trust--Total Stock Market Portfolio and the Total
                   International Portfolio of Vanguard STAR Fund. The Core
                   Management Group provides investment advisory services to other Vanguard Funds, including the remaining five Portfo-lios of Vanguard Index Trust. The Core Management Group also provides investment advisory services to the Total
                   International's underlying portfolios--the European, Pa-cific and Emerging Markets Portfolios of Vanguard Interna-tional Equity Index Fund, Vanguard Institutional Index
                   Fund, Vanguard Balanced Index Fund and the Equity Index
                   Portfolio of

                   Vanguard Variable Insurance Fund, several Portfolios of the Vanguard Tax-Managed Fund, the Aggressive Growth Port-folio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II's assets, as well as to several indexed separate ac-counts. Total assets under management by the Core Manage-ment Group were approximately $97 billion as of December 31, 1997.

VANGUARD'S FIXED   Vanguard's Fixed Income Group provides investment advisory
INCOME GROUP       services on an at-cost basis to the Short-Term Corporate
                   Portfolio of Vanguard Fixed Income Securities Fund and the
                   Total Bond Market Portfolio of Vanguard Bond Index Fund.
                   The Fixed Income Group provides advisory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt. Total assets under management by the Fixed In-come Group were more than $100 billion as of December 31, 1997.

MELLON CAPITAL     Mellon Capital Management is a professional counseling
MANAGEMENT         firm which manages well-diversified stock and bond portfo-
                   lios for institutional clients. As of December 31, 1997
                   the adviser provided investment advisory services to 237 clients and managed assets with an approximate value of more than $63 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, William
                   Fouse, in 1972, and is used by 103 of its clients and ac-counts for approximately $23.2 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset alloca-tion model in managing client investment portfolios and an indexing approach in selecting individual equity securi-ties. The Fund is one of the adviser's two investment com-pany clients.

                   Vanguard Asset Allocation Fund pays Mellon Capital Manage-ment an annual basic fee equal to 0.20% on the first $100 million of assets; .15 of 1% on the next $900 million of assets; .125 of 1% on the next $500 million of assets; and .10% of 1% on assets greater than $1.5 billion. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of a "Combined" Index. The Combined Index shall be comprised of the Standard & Poor's 500 Com-posite Price Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index). The fee payment will be increased (de-creased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumula-tive investment record of the Combined Index for the same period.

                   Each Portfolio will purchase and sell the principal por-tion of its portfolio securities (i.e., shares of the un-derlying Vanguard Funds) by dealing directly with the is-suer. There will be no sales charges or commissions because the underlying Funds are offered on a no-load ba-sis, without sales charges. Investments in short-term money market instruments and repurchase agreements usually will be principal transactions and will generally involve no brokerage commissions.
-------------------------------------------------------------------------------

DIVIDENDS,         The Income and Conservative Growth Portfolios expect to
CAPITAL GAINS      pay dividends quarterly from ordinary income, while the
AND TAXES          Moderate Growth and Growth Portfolios expect to pay divi-
                   dends semiannually from ordinary income. Capital gains distributions from the Portfolios, if any, will be made annually. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. Each
                   Portfolio intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. The tax consequences of distributions from the Portfolios will vary according to the type of account you open.

                   If you utilize the Portfolios as investment options in an
                   employer-sponsored retirement savings plan, dividend and
                   capital gain distributions from the Portfolios ordinarily
                   will not be subject to current taxation, but will accumu-
                   late on a tax-deferred basis. In general, employer-spon-
                   sored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description,
                   or a professional tax adviser regarding the tax conse-
                   quences of your participation in the plan and of any plan
                   contributions or withdrawals.
-------------------------------------------------------------------------------
THE SHARE PRICE    Each Portfolio's share price or "net asset value" per
OF EACH            share is calculated by dividing the total assets of the
PORTFOLIO          Portfolio, less all liabilities, by the total number of
                   shares outstanding. The net asset value is determined as of the close of trading on the New York Stock Exchange
                   (the "Exchange"), generally 4:00 p.m. Eastern time on each day that the Exchange is open for trading. This determina-tion is made by appraising each Portfolio's underlying in-vestments (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Ex-change.

                   Each Portfolio's share price can be found daily in the mu-
                   tual fund listings of most major newspapers under the
                   heading of Vanguard Funds.
-------------------------------------------------------------------------------
GENERAL            Vanguard STAR Fund is a Pennsylvania Business Trust. The
INFORMATION        Fund's Declaration of Trust permits the Trustees to issue
                   an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering six classes of shares.

                   The shares of Vanguard STAR Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of Vanguard STAR Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by Chase Manhattan Bank, New York, N.Y. CoreStates Bank, N.A. Philadelphia, PA,
                   holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securi-ties acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN   The Portfolios of the Fund are available as investment op-
YOUR PLAN          tions in your retirement or savings plan. The administra-
                   tor of your plan or your employee benefits office can pro-vide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Trust as an investment option.

                   If you have any questions about a Portfolio, including a Portfolio's investment objective, policies, risk charac-teristics or historical performance, please contact Par-ticipant Services at 1-800-523-1188.

                   If you have any questions about your account, contact your plan administrator or the organization which provides re-
                   cordkeeping services for your plan.
                   -----------------------------------------------------------
INVESTMENT         You may be permitted to elect different investment op-
OPTIONS AND        tions, alter the amounts contributed to your plan, or
ALLOCATIONS        change how contributions are allocated among your invest-
                   ment options in accordance with your plan's specific pro-
                   visions. See your plan administrator or employee benefits
                   office for more details.
                   -----------------------------------------------------------
TRANSACTIONS IN    Contributions, exchanges or redemptions of a Portfolio's
FUND SHARES        shares are effective when received in "good order" by Van-
                   guard. "Good order" means that complete information on the contribution, exchange or redemption and the appropriate monies have been received by Vanguard.

                   Vanguard must consider the interests of all Portfolio shareholders. Therefore, for institutional investors who are not participants in a retirement or savings plan, we reserve the right to:

                   . Delay or reject any purchase or exchange request that
                     may disrupt the Portfolio's operation or performance.

                   . Revise or terminate the exchange privilege or limit the
                     amount of an exchange, at any time, without notice.

                   . Take up to seven days to deliver your redemption pro-
                     ceeds.

                   . Pay redemption proceeds in excess of $250,000--in whole
                     or in part--through a distribution in kind of readily marketable securities.
                   -----------------------------------------------------------
MAKING EXCHANGES   The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be avail-able to you through your plan. Although we make every ef-fort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and in-crease its transaction costs, Vanguard limits exchange ac-tivity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least
                   30 days apart) from any Fund during any 12-month period.
                   "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

                   Before making an exchange, you should consider the follow-ing:

                   . If you are making an exchange to another Vanguard Fund
                     option, please read the Fund's prospectus. Contact Par-ticipant Services at 1-800-523-1188 for a copy.

                   . Exchanges are accepted by Vanguard only as permitted by
                     your plan. Your plan administrator can explain how fre-quently exchanges are allowed.
-------------------------------------------------------------------------------

[LOGO OF VANGUARD LIFESTRATEGY PORTFOLIOS APPEARS HERE]

---------------

THE VANGUARD GROUP
P.O. Box 2900
Valley Forge, PA 19482

INSTITUTIONAL PARTICIPANT
 SERVICES DEPARTMENT:
1-800-523-1188

TRANSFER AGENT:
The Vanguard Group Inc.
P.O. Box 2900
Valley Forge, PA 19482



           [LOGO OF VANGUARD LIFESTRATEGY PORTFOLIOS APPEARS HERE]

                           I N S T I T U T I O N A L
                              P R O S P E C T U S
                                 APRIL 23, 1998




                       [LOGO OF VANGUARD APPEARS HERE]




1088

--------------------------------------------------------------------------------

                     [LOGO OF VANGUARD FLAG APPEARS HERE]
                                   VANGUARD
                        INTERNATIONAL INDEX PORTFOLIOS
                         P  R  O  S  P  E  C  T  U  S
                                APRIL 23, 1998

         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO

         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO

     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO

              VANGUARD STAR FUND -- TOTAL INTERNATIONAL PORTFOLIO

                        [LOGO OF VANGUARD APPEARS HERE]

--------------------------------------------------------------------------------

================================================================================

PROSPECTUS -- APRIL 23, 1998                      A Member of The Vanguard Group
================================================================================

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES. Vanguard International Equity Index Fund is an open-end diversified investment company that consists of three Portfolios -- European, Pacific, and Emerging Markets. The Total International Portfolio is part of Vanguard STAR Fund, which is an open-end non-diversified investment company (information on STAR's other five Portfolios can be obtained by calling Vanguard). The four Portfolios described in this prospectus are designed as Index Funds.

     The European Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Europe Index, an index of companies in 15 European countries. The Pacific Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Pacific (Free) Index, an index of companies in Japan, Australia, New Zealand, Hong Kong, Singapore and Malaysia. The Emerging Markets Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Select Emerging Markets (Free) Index, an index of companies located in 16 Asian, Latin American, African, and European countries. These Portfolios use statistical procedures to invest primarily in common stocks found in their indexes.

     The Total International Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Europe, Australasia, and Far East + Select Emerging Markets (Free) Index by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.

     There is no assurance that any Portfolio will achieve its stated objective. Shares of the Portfolios are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------


OPENING AN ACCOUNT. To open a regular (non-retirement) account, complete and return an Account Registration Form. For assistance, call the Investor Information Department. To open an Individual Retirement Account (IRA), use a Vanguard IRA Adoption Agreement. To obtain a copy, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). To open an account by wire, call the Client Services Department at 1-800-662-2739. The minimum initial investment for each Portfolio is $3,000 ($1,000 for IRAs and Uniform Gifts/Transfers to Minors Act accounts). The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Portfolios incur expenses for investment advisory, management, administrative and distribution services. Each Portfolio charges a $10 annual account maintenance fee (waived for balances of $10,000 or more at the time of the annual deduction). Each Portfolio charges a transaction fee on purchases (1.0% for the Emerging Markets Portfolio, 0.5% for the European Portfolio, 0.5% for the Pacific Portfolio, 0.5% for the Total International Portfolio); the Emerging Markets Portfolio charges a 1% transaction fee on redemptions. These fees are paid to the Portfolios to offset the costs of trading international securities.

--------------------------------------------------------------------------------


ABOUT THIS PROSPECTUS. This Prospectus is designed to set forth concisely the information you should know about the Portfolios before you invest. It should be retained for future reference. "Statements of Additional Information" containing additional information about Vanguard International Equity Index Fund and Vanguard STAR Fund have been filed with the Securities and Exchange Commission. These Statements are dated April 23, 1998 and have been incorporated by reference into this Prospectus. Copies may be obtained without charge by writing to the Fund, calling the Investor Information Department at 1-800-662-7447 or visiting the Securities and Exchange Commission's website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Portfolio Expenses......................................................  2
Financial Highlights....................................................  5
Yield and Total Return..................................................  8
Investment Objective....................................................  9
Investment Policies.....................................................  9
Investment Risks........................................................ 11
Who Should Invest....................................................... 13
Implementation of Policies.............................................. 14
Investment Limitations.................................................. 17
Management of the Portfolios............................................ 17
Investment Adviser...................................................... 18
Dividends, Capital Gains and Taxes...................................... 19
The Share Price of Each Portfolio....................................... 21
General Information..................................................... 22
Opening an Account and Purchasing Shares................................ 24
When Your Account Will Be Credited...................................... 27
Selling Your Shares..................................................... 28
Exchanging Your Shares.................................................. 30
Transferring Registration............................................... 32
Statements and Reports.................................................. 32
Other Vanguard Services................................................. 33

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of each Portfolio. The expenses and fees set forth below are for the 1997 fiscal year.

                                                                                              EMERGING        TOTAL
                                                                      EUROPEAN     PACIFIC     MARKETS    INTERNATIONAL
                                 SHAREHOLDER TRANSACTION EXPENSES     PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                               ----------------------------------------------------------------------------------------
                               Sales Load Imposed on Purchases......     None*       None*       None*         None*
                               Sales Load Imposed on Reinvested
                                Dividends...........................     None        None        None          None
                               Redemption Fees......................     None        None          1%          None
                               Exchange Fees........................     None        None        None          None

                          * Shareholders are charged a portfolio transaction
                            fee, payable directly to the Portfolio on each purchase of shares.

                                                                                              EMERGING        TOTAL
                                                                      EUROPEAN     PACIFIC     MARKETS    INTERNATIONAL
                                  ANNUAL FUND OPERATING EXPENSES      PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                               ----------------------------------------------------------------------------------------
                               Management & Administrative
                                Expenses**..........................    0.22        0.25        0.28          0.24
                               Investment Advisory Fees.............    None        None        None          None
                               12b-1 Fees...........................    None        None        None          None
                               Other Expenses
                                Distribution Costs..................    0.03        0.03        0.03          0.03
                                Miscellaneous Expenses..............    0.06        0.07        0.26          0.08
                                                                      ------      ------      ------      --------
                               Total Other Expenses.................    0.09        0.10        0.29          0.11
                                                                      ------      ------      ------      --------
                                      TOTAL OPERATING EXPENSES......    0.31        0.35        0.57          0.35
                                                                      =======     =======     =======     =========

                         ** For accounts of less than $10,000, each Portfolio
                            assesses an annual account maintenance fee of $10. This fee is in addition to the expenses set forth above.

                         Because it invests in a combination of the European, Pacific, and Emerging Markets Portfolios, the Total International Portfolio does not have operating expenses of its own. However, Total International Portfolio shareholders bear indirectly the expenses of the underlying Portfolios. The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.

EACH PORTFOLIO
CHARGES A PURCHASE
TRANSACTION FEE          Each Portfolio assesses a portfolio transaction fee on
                         share purchases. These fees are as follows: 0.5% of the dollar amount invested for the European Portfolio, 0.5% of the dollar amount invested for the Pacific
                         Portfolio, 1.0% of the dollar amount invested for the Emerging Markets Portfolio and 0.5% of the dollar amount invested for the Total International Portfolio.
                         In all four Portfolios, the portfolio transaction fee is paid directly to the respective Portfolio, not to Vanguard (except that the Total International
                         Portfolio's fee is passed through to the underlying
                         Portfolios in which it invests). It is not a sales charge. The fee applies to an initial investment in the Portfolio and all subsequent purchases (including purchases made by exchange from another Vanguard Fund or from other Portfolios of Vanguard International
                         Equity Index Fund), but not to reinvested dividend or capital gains distributions. The Portfolio transaction fee is deducted automatically from the amount invested;
                         it cannot be paid separately.

EMERGING MARKETS
PORTFOLIO CHARGES
A 1% REDEMPTION
TRANSACTION FEE          The Emerging Markets Portfolio also assesses a 1%
                         portfolio transaction fee on share redemptions. This 1% charge applies to all redemptions or exchanges from the Portfolio. The 1% fee is deducted from redemption or exchange proceeds and is paid directly to the Portfolio, not to Vanguard. It is not a contingent deferred sales charge.

                         The purpose of the purchase and redemption transaction fees is to allocate transaction costs associated with purchases and redemptions to shareholders making those transactions, thus insulating other shareholders from those transaction costs. Transaction costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when the Portfolios purchase or sell thinly traded stocks; and
                         (3) the effect of the "bid-ask" spread in international markets.

                         The purchase and redemption transaction fees represent Vanguard's estimate of the brokerage and other costs incurred by the Portfolios in purchasing and selling international stocks. Without the fees, each Portfolio would incur these transaction costs directly, resulting in reduced investment performance for all shareholders of the Portfolio. With the fee, the transaction costs of purchasing and selling international stocks are borne not by all existing shareholders, but only by those investors making transactions. Because the purchaser, not the Portfolio, bears these costs, the Portfolio is expected to track its benchmark index more closely.

                         It is important to note that the transaction costs incurred when purchasing or selling stocks of companies in emerging market countries can be extremely high. The three components of transaction costs -- brokerage fees, market impact, and bid/ask spreads -- are often significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/ask spreads are wide, and market impact is significant. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

EACH PORTFOLIO WILL
CHARGE A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio assesses an annual account maintenance
                         fee of $10 for each shareholder account. The purpose of the $10 fee is to allocate part of the costs of maintaining shareholder accounts equally to all accounts. This fee, which is paid directly by shareholders, is deducted from the Fund's annual dividend. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in the Fund, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more at the time of the annual deduction.

                         The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
                         (2) redemption at the end of each period. The $10 annual fee payable on accounts with current balances of less than $10,000 is not included.

                                                           1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                           -------   -------   -------   --------
                               European Portfolio........    $ 8       $15       $22       $44
                               Pacific Portfolio.........    $ 9       $16       $25       $49
                               Emerging Markets
                                 Portfolio...............    $26       $39       $54       $96
                               Total International
                                 Portfolio...............    $ 9       $16       $25       $49

                         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS               The following financial highlights of the Portfolios
                         for a share outstanding throughout each period have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements including this information was unqualified. This information should be read in conjunction with the Funds' financial statements and notes thereto, which, together with the remaining portions of the Funds' 1997
                         Annual Report to Shareholders, are incorporated by reference in the Statements of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Funds' 1997
                         Annual Report to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.


                             ----------------------------------------------------------------------------
                                                          EUROPEAN PORTFOLIO
                             ----------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,                      MAY 1+ TO
                             ------------------------------------------------------------   DEC. 31,
                              1997     1996     1995     1994     1993     1992     1991      1990
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................  $16.57   $14.02   $11.76   $11.88    $9.33    $9.92    $9.06     $10.00
                             ------   ------   ------   ------   ------    -----    -----   ---------
INVESTMENT OPERATIONS
  Net Investment Income....     .38      .34      .32      .28      .17      .25      .26       .16
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........    3.63     2.63     2.30     (.06)    2.55     (.58)     .86      (.94)
                             ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL FROM INVESTMENT
         OPERATIONS........    4.01     2.97     2.62      .22     2.72     (.33)    1.12      (.78)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income......    (.37)    (.36)    (.32)    (.28)    (.17)    (.26)    (.26)     (.16)
  Distributions from
    Realized Capital
    Gains..................    (.08)    (.06)    (.04)    (.06)      --       --       --        --
                             ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL
         DISTRIBUTIONS.....    (.45)    (.42)    (.36)    (.34)    (.17)    (.26)    (.26)     (.16)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD...................  $20.13   $16.57   $14.02   $11.76   $11.88    $9.33    $9.92      $9.06
=========================================================================================================
TOTAL RETURN(1)............   24.23%   21.26%   22.28%    1.88%   29.13%   (3.32)%  12.40%     (7.23)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)...............  $2,432   $1,595   $1,017     $715     $601     $256     $161        $96
Ratio of Total Expenses to
  Average Net Assets.......    0.31%    0.35%    0.35%    0.32%    0.32%    0.32%    0.33%     0.40%*
Ratio of Net Investment
  Income to Average Net
  Assets...................    2.19%    2.45%    2.66%    2.41%    2.05%    3.05%    3.06%     3.68%*
Portfolio Turnover Rate....       3%       4%       2%       6%       4%       1%      15%**       3%
Average Commission Rate
  Paid.....................  $.0396   $.0395      N/A      N/A      N/A      N/A      N/A       N/A

  *  Annualized.
 ** Portfolio turnover rate for 1991 excluding in-kind redemptions was 3% for the European Portfolio.
  +  Commencement of operations.
(1) Total return figures do not reflect the transaction fee on purchases (.5% beginning 11/3/97, 1% from 1993 through 11/2/1997) or the annual account maintenance fee of $10.

                               ----------------------------------------------------------------------------
                                                            PACIFIC PORTFOLIO
                               ----------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                      MAY 1+ TO
                               ------------------------------------------------------------   DEC. 31,
                                1997     1996     1995     1994     1993     1992     1991      1990
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $10.51   $11.50   $11.31   $10.13    $7.56    $9.42    $8.56     $10.00
                               ------   ------   ------   ------   ------    -----    -----   --------
INVESTMENT OPERATIONS
  Net Investment Income......     .09      .10      .10      .08      .06      .05      .05       .05
  Net Realized and Unrealized
    Gain (Loss) on
    Investments..............   (2.79)   (1.00)     .21     1.24     2.62    (1.76)     .86     (1.44)
                               ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL FROM INVESTMENT
        OPERATIONS...........   (2.70)    (.90)     .31     1.32     2.68    (1.71)     .91     (1.39)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income........    (.09)    (.09)    (.12)    (.08)    (.06)    (.05)    (.05)     (.05)
  Distributions from Realized
    Capital Gains............      --       --       --     (.06)    (.05)    (.10)      --        --
                               ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL DISTRIBUTIONS....    (.09)    (.09)    (.12)    (.14)    (.11)    (.15)    (.05)     (.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.....................   $7.72   $10.51   $11.50   $11.31   $10.13    $7.56    $9.42      $8.56
===========================================================================================================
TOTAL RETURN(1)..............  (25.67)%  (7.82)%   2.75%   13.04%   35.46%  (18.17)%  10.65%   (14.01)%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).................    $827     $978     $831     $697     $493     $207      $84        $31
Ratio of Total Expenses to
  Average Net Assets.........    0.35%    0.35%    0.35%    0.32%    0.32%    0.32%    0.32%     0.35%*
Ratio of Net Investment
  Income to Average Net
  Assets.....................    1.03%    0.89%    0.97%    0.71%    0.75%    0.92%    0.70%     1.02%*
Portfolio Turnover Rate......       8%       9%       1%       4%       7%       3%      21%**       2%
Average Commission Rate
  Paid.......................  $.0120   $.0156      N/A      N/A      N/A      N/A      N/A       N/A

  *  Annualized.
 ** Portfolio turnover rate for 1991 excluding in-kind redemptions was 1% for the Pacific Portfolio.
  +  Commencement of operations.
(1) Total return figures do not reflect the transaction fee on purchases (.5% in 1997, 1% in 1993 through 1996) or the annual account maintenance fee of $10.

                                                 --------------------------------------------------
                                                             EMERGING MARKETS PORTFOLIO
                                                 --------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                 ------------------------------     MAY 4, 1994+,
                                                  1997        1996        1995     TO DEC. 31, 1994
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $12.28      $10.75      $10.87         $10.00
                                                 ------      ------      ------    ------------
INVESTMENT OPERATIONS
  Net Investment Income........................     .24         .18         .15            .06
  Net Realized and Unrealized Gain (Loss) on
    Investments................................   (2.31)       1.52        (.09)           .92
                                                 ------      ------      ------    -----------
      TOTAL FROM INVESTMENT OPERATIONS.........   (2.07)       1.70         .06            .98
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.........    (.23)       (.17)       (.18)          (.07)
  Distributions from Realized Capital Gains....      --          --          --           (.04)
                                                 ------      ------      ------    -----------
      TOTAL DISTRIBUTIONS......................    (.23)       (.17)       (.18)          (.11)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................   $9.98      $12.28      $10.75         $10.87
===================================================================================================
TOTAL RETURN**.................................  (16.82)%     15.83%       0.56%          9.81%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........    $660        $637        $234            $83
Ratio of Total Expenses to Average Net
  Assets.......................................    0.57%       0.60%       0.60%          0.60%*
Ratio of Net Investment Income to Average Net
  Assets.......................................    1.96%       1.69%       2.00%          1.32%*
Portfolio Turnover Rate........................      19%          1%          3%             6%
Average Commission Rate Paid...................  $.0006      $.0004         N/A            N/A

  *  Annualized.
 ** Total return does not reflect the transaction fee on purchases (1% beginning 11/3/1997, 1.5% from 1/1/1997 to 11/2/1997, 2% in 1994 through
     1996), the 1% transaction fee on redemptions, or the annual account maintenance fee of $10.
  +  Commencement of operations.

                                                                ------------------------------
                                                                TOTAL INTERNATIONAL PORTFOLIO
                                                                ------------------------------
                                                                               APRIL 29+ TO
                                                                 1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.14            $10.26
                                                                ------       -------------
INVESTMENT OPERATIONS
  Income Dividends Received.................................       .18              .150
  Capital Gain Distributions Received.......................       .02              .015
  Net Realized and Unrealized Gain (Loss) on Investments....      (.28)            (.110)
                                                                ------       ------------
      TOTAL FROM INVESTMENT OPERATIONS......................      (.08)             .055
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income......................      (.17)            (.160)
  Distributions from Realized Capital Gains.................      (.02)            (.015)
                                                                ------       ------------
      TOTAL DISTRIBUTIONS...................................      (.19)            (.175)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $9.87            $10.14
==============================================================================================
TOTAL RETURN**..............................................     (0.77)%            0.55%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................      $903              $280
Ratio of Total Expenses to Average Net Assets...............         0%                0%
Ratio of Net Investment Income to Average Net Assets........      2.19%             1.51%*
Portfolio Turnover Rate.....................................         0%                0%
Average Commission Rate Paid................................       N/A               N/A

  *  Annualized.
 ** Total return figures do not reflect the transaction fee on purchases (.5% beginning 11/3/1997, .75% from 1/1/1997 to 11/2/1997, 1% in 1996) or the annual account maintenance fee of $10.
  +  Commencement of operations.

--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time each Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                         In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

EACH PORTFOLIO SEEKS
TO MATCH THE
INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE               INDEX The European Portfolio seeks to match the
                         performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe Index, which is made up of common stocks of companies located in 15 European countries
                         (Austria, Belgium, Denmark, Finland, France, Germany,
                         Ireland, Italy, Netherlands, Norway, Portugal, Spain,
                         Sweden, Switzerland, and United Kingdom).

                         The Pacific Portfolio seeks to match the performance of the Morgan Stanley Capital International (MSCI) -- Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.

                         By combining the European and Pacific Portfolios in the appropriate proportions, you can create a portfolio that seeks to match the performance of another international stock market index: the Morgan Stanley Capital International (MSCI) -- Europe, Australasia, and Far East (Free) Index, also known as the "EAFE" Index. The EAFE Index is a broad-based benchmark made up of more than 1,000 companies in Europe and the Pacific Rim. As of December 31, 1997, the MSCI -- Pacific (Free) Index represented some 33% of the EAFE Index, while the MSCI -- Europe Index represented the remaining 67%.

                         The Emerging Markets Portfolio seeks to track the performance of the Morgan Stanley Capital International
                         (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 16 emerging markets of Europe, Asia, Africa and Latin America (Argentina, Brazil, The Czech Republic, Greece, Hong Kong, Hungary, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, Singapore, South Africa, Thailand, and Turkey).

                         The Total International Portfolio seeks to match the performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe, Australasia, and Far East + Select Emerging Markets (Free) Index (the MSCI -- EAFE + Select EMF Index) by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.

                         The Portfolios are neither sponsored by nor affiliated with Morgan Stanley Capital International.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIOS USE A
"PASSIVE" APPROACH TO
INVEST IN INTERNATIONAL
STOCKS The Portfolios are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolios, utilizing a "passive" or indexing investment approach, attempt to approximate the investment performance of their respective indexes by holding a portfolio of stocks selected through statistical procedures. The Portfolios are managed without regard to tax ramifications.

                         The European Portfolio invests in a statistically selected sample of more than 550 stocks included in the MSCI -- Europe Index, an index of equity securities of companies located in fifteen European countries. Three countries, the United Kingdom, Germany and France, dominate MSCI -- Europe, with 32%, 15%, and 12% of the market capitalization of the Index, respectively, as of December 31, 1997. The 12 other countries are individually much less significant to the Index and, consequently, the Portfolio.

                         The Pacific Portfolio invests in a statistically selected sample of the more than 500 stocks included in the MSCI -- Pacific (Free) Index, an index of equity securities of Pacific Basin companies. The MSCI -- Pacific (Free) Index is dominated by the Japanese stock market, which represented 77% of the market capitalization of the Index as of December 31, 1997. The "Free" Index includes only shares that U.S. investors are "free," or allowed by law, to purchase and sell.

                         The Emerging Markets Portfolio invests in a statistically selected sample of the approximately 600 stocks included in the MSCI -- Select Emerging Markets Free Index, an index of equity securities of companies located in the countries of 16 emerging markets. Four countries, Brazil, Mexico, Hong Kong, and South Africa, represent a majority of the MSCI -- Select Emerging Markets Free Index, with 20%, 16%, 15%, and 13% of the market capitalization of the Index, respectively, as of December 31, 1997. The sixteen countries of the Index and their percentage weightings as of December 31, 1997, were:

                       Greece..............................................   3.2%
                       The Czech Republic..................................   1.2%
                       Hungary.............................................   1.6%
                       Poland..............................................   0.6%
                       Turkey..............................................   3.8%
                                                                              ----
                       EUROPE..............................................  10.4%

                       Argentina...........................................   5.5%
                       Brazil..............................................  19.6%
                       Mexico (Free).......................................  15.6%
                                                                             ----
                       LATIN AMERICA.......................................  40.7%

                       Hong Kong...........................................  15.2%
                       Indonesia...........................................   2.1%
                       Malaysia............................................   7.1%
                       Philippines (Free)..................................   1.7%
                       Singapore...........................................   4.8%
                       Thailand............................................   1.9%
                       Israel..............................................   3.2%
                                                                             ----
                       ASIA................................................  36.0%

                       South Africa........................................  12.9%

                         The Index includes only shares that U.S. investors are "free," or allowed by law, to purchase and sell and that have sufficient trading liquidity.

                         The Pacific, European and Emerging Markets Portfolios are each expected to invest in approximately 500 stocks or more. Stocks are selected for inclusion in each Portfolio based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. Each Portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, each Portfolio will invest in each country in approximately the same percentage as the country's weight in the index. The correlation between the performance of each Portfolio and its respective index is intended to be at least 0.95. (A correlation of 1.00 would be perfect correlation).

                         The Total International Portfolio allocates its assets among the European, Pacific and Emerging Markets Portfolios based on each market segment's contribution to the market capitalization of the MSCI -- EAFE + EMF Index. As of December 31, 1997, the European and Pacific markets contributed approximately 59% and 29%, and the Emerging Markets contributed 12% to the Index's market capitalization.

                         The policy of the Pacific and European Portfolios is to remain fully invested in common stocks. The Emerging Markets Portfolio normally invests 95% of its assets in common stocks, with the remaining 5% invested in cash reserves as a way of maintaining a higher degree of liquidity to meet daily redemption requests. At least 80% of the assets of each Portfolio will be invested in stocks that are included in its respective index. Since the Total International Portfolio will invest primarily in shares of the underlying Portfolios, at least 80% of its equity exposure will be to stocks that are included in the MSCI -- EAFE + Select EMF Index. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets (with the exception of Emerging Markets Portfolio, as noted above). Each Portfolio may also invest up to 50% of its assets in stock futures contracts, options, warrants, convertible securities, and swap agreements in order to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions, or minimize trading costs. Any investment in futures contracts, options, warrants, convertible securities or swap agreements over 20% of each Portfolio's assets would be made only in emergency situations, for short-term purposes.

                         Any investment by the Portfolios in cash reserves, futures contracts, options or warrants should not be considered defensive strategies to protect against potential stock market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. The Portfolios may also enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indexes (but not as part of a defensive strategy to protect against fluctuations in exchange rates). See "Implementation of Policies" for a description of these and other investment practices of the Portfolios.

                         The investment objective and policies of the Portfolios are not fundamental and so may be changed by the Board of Directors or Board of Trustees without shareholder approval. However, shareholders would be notified prior to a material change in either.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing in common stocks, the Portfolios are subject to MARKET RISK -- i.e., the possibility that stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

INTERNATIONAL STOCKS
MAY EXHIBIT GREATER
VOLATILITY THAN
U.S. STOCKS              Investments in foreign stock markets can be as volatile
                         as, if not more volatile than, investments in U.S.
                         markets. To illustrate the volatility of foreign stock market returns for the U.S. dollar-based investor, the table below sets forth the extremes of foreign stock market returns, as well as average annual returns, for the period from 1969 to 1997, as measured by the MSCI -- Europe, Australasia, and Far
                         East Index and as calculated for a U.S. dollar-based investor.


                         AVERAGE INTERNATIONAL STOCK MARKET RETURNS (1969-1997)
                         -------------------------------------------------------
                           MSCI --
                            EAFE        1 YEAR        5 YEARS        10 YEARS
                         -----------  -----------   ------------   -------------
                         Best           +69.9%         +36.5%         +22.8%
                         Worst           -23.2          + 1.5          + 6.6
                         Average         +14.5          +13.8          +15.3


                         As shown, the MSCI -- EAFE Index has provided annual total returns, averaging +15.3% for all 10-year periods from 1969-1997. Note, however, that the period from 1969 to 1997 was a very favorable one for foreign stock market investing. The figures on total return and stock market volatility are provided here only as a guide to potential market risk, and should not be viewed as a representation of future returns for international stocks or the Portfolios, as historical performance may be a poor guide to future returns. Also, the Indexes shown do not reflect "real world" transaction costs and other expenses.


THE JAPANESE STOCK
MARKET IS A MAJOR
COMPONENT OF THE
PACIFIC (FREE) INDEX     Investors should realize that Japanese securities
                         comprised 77% of the MSCI -- Pacific (Free) Index as of
                         December 31, 1997. Therefore stocks of Japanese companies will represent a correspondingly large component of the Pacific Portfolio's investment assets.
                         Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios.

STOCKS FROM THREE
COUNTRIES DOMINATE
THE EUROPE INDEX Stocks from the United Kingdom, Germany and France comprised 32%, 14% and 12% of the MSCI -- Europe Index, respectively, as of December 31, 1997. The remaining 12 countries in the MSCI -- Europe Index have much less significant capitalization weightings in the Index and will therefore have much less impact on the total return of the Index and the European Portfolio.


EMERGING MARKETS
MAY EXHIBIT GREATER
VOLATILITY THAN
DEVELOPED MARKETS        Investors should be aware that emerging markets can be
                         substantially more volatile than both U.S. and more developed foreign markets. For example, from 1989-1997, the average positive monthly return for the Wilshire
                         5000 Index, a broad measure of the U.S. equity market, was +3.3%. The average negative monthly return for the Wilshire 5000 Index was -2.6%. In contrast, from
                         1989-1997, the average positive monthly return of the Morgan Stanley Capital International-Emerging Markets
                         Free Index, a widely quoted emerging market benchmark, was +4.9%; while the average negative monthly return was -5.1%.


INVESTMENT ILLIQUIDITY
RISK Volatility in emerging markets may be exacerbated by illiquidity. Average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at much lower prices than the current market.

INTERNATIONAL STOCKS
ALSO EXPOSE INVESTORS
TO CURRENCY AND
OTHER RISKS              For U.S. investors, the returns of foreign investments,
                         such as those held by the Portfolios, are influenced by not only the returns on foreign common stocks themselves, but also by the returns on the currencies in which the stocks are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by a Portfolio. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S.
                         dollar generally declines, the returns on foreign stocks will be enhanced.

                         Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restriction on the flow of international capital.
--------------------------------------------------------------------------------


WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING TO INVEST
IN INTERNATIONAL
COMMON STOCKS            The Portfolios are designed for investors who seek a
                         low-cost "passive" approach for investing in a broadly diversified portfolio of international common stocks.
                         Unlike other actively-managed equity mutual funds, which generally seek to "beat" market averages with often unpredictable results, the Portfolios seek to "match" their respective indexes and thus are expected to provide returns that parallel those of their respective benchmarks.

                         The share prices of the Portfolios are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that a Portfolio will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing. Investors may wish to minimize the timing risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                         Because of the risks associated with international common stock investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolios' shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios have adopted exchange privilege limita-tions as described in the section "Exchange Privilege Limitations." Finally, the Portfolios reserve the right to suspend the offering of their shares. Investors should not consider the Portfolios a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIOS INVEST
IN INTERNATIONAL
COMMON STOCKS USING
SAMPLING TECHNIQUES The Portfolios utilize a number of investment practices in an effort to parallel the investment performance of their respective indexes.

                         The MSCI -- Europe Index consists of more than 550 equity securities from Europe, the MSCI -- Pacific
                         (Free) Index consists of more than 500 equity securities from Australia and the Far East, and the MSCI -- Select Emerging Markets (Free) Index consists of some 600 stocks from Asia, Latin America, Africa and Europe. The stocks included in each index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in the MSCI -- Europe, MSCI -- Pacific (Free), and MSCI -- Select Emerging Markets
                         (Free) Indexes is weighted according to its market value as a percentage of the total market value of all stocks in the respective index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in the index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.

                         The European, Pacific, and Emerging Markets Portfolios will be unable to hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Portfolio will attempt to hold a representative sample of approximately 500 or more of the securities in its respective Index, which will be selected utilizing a mathematical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Portfolio based on its contribution to certain country, capitalization, industry, and fundamental investment characteristics. Each Portfolio is constructed so that, in the aggregate, each Portfolio's country, capitalization, industry, and fundamental investment characteristics resemble those of its respective Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Indexes.

                         Due to the use of this sampling or "portfolio optimization" technique, the Portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Over time, the correlation between the performance of each Portfolio and its respective index is expected to be greater than 0.95. A correlation of
                         1.00 would indicate perfect correlation, which would be achieved when the net asset value of each Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES               Although each Portfolio's policy is to remain
                         substantially fully invested in common stocks, the Portfolios may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States
                         Government and its agencies or instrumentalities;
                         commercial paper (rated Prime-1 by Moody's Investors
                         Services, Inc. or A-1 by Standard & Poor's
                         Corporation), bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.

EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES               The Portfolios may utilize stock futures contracts,
                         options, warrants, convertible securities and swap agreements to a limited extent. Such instruments are commonly referred to as "derivatives," because their value is based on (or "derived" from) a traditional security or a market index. Specifically, each Portfolio may enter into futures contracts and options provided that not more than 5% of its assets is required as a margin deposit for futures contracts or options. Additionally, the Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Portfolios may not use them to leverage its net assets.

FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS       The risk of loss associated with futures contracts in
                         some strategies can be substantial due to the leverage associated with low margin deposits. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of a Portfolio.

                         Since there are no futures traded on the MSCI indexes, it will be necessary for the Portfolios to utilize a composite of other futures contracts to simulate the performance of the Indexes. This process may magnify the "tracking error" of a Portfolio's performance compared to that of its Index, due to lower correlation of the selected futures with its Index. The investment adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to resemble that of the underlying securities, although there can be no assurance that these selected futures will perfectly correlate with the performance of any Index.

                         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the Portfolios in the specific asset for which it is obligated to pay a return.

ALL FOUR PORTFOLIOS MAY
ENTER INTO FORWARD
CURRENCY CONTRACTS       Each Portfolio may enter into foreign currency forward
                         and foreign currency futures contracts in order to maintain the same currency exposure as its respective index. A Portfolio may not enter into such contracts for speculative purposes, or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

THREE PORTFOLIOS MAY
LEND THEIR SECURITIES    The European, Pacific and Emerging Markets Portfolios
                         may lend their investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income.
                         Loans of securities by the Portfolios will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least
                         100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS EXPECTED TO BE LOW    Although the Portfolios generally seek to invest for
                         the long term, the Portfolios retain the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolios, the portfolio turnover rate for each Portfolio is expected to be under 50%, a generally lower turnover rate than for most other mutual funds. A portfolio turnover rate of 50% would occur if one half of a Portfolio's securities were sold within one year. Ordinarily, securities will be sold from a Portfolio only to reflect certain administrative changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows out of the Portfolio while maintaining the similarity of the Portfolio to its benchmark index.

EACH PORTFOLIO MAY
BORROW MONEY             Each Portfolio may borrow money from a bank up to a
                         limit of 15% of the market value of its assets, but
                         only for temporary or emergency purposes. A Portfolio
                         may borrow money only to meet redemption requests prior
                         to the settlement of securities already sold or in the
                         process of being sold by the Portfolio. To the extent
                         that a Portfolio borrows money prior to selling
                         securities, the Portfolio may be leveraged; at such
                         times, the Portfolio may appreciate or depreciate in
                         value more rapidly than its benchmark index. Each
                         Portfolio will repay any money borrowed in excess of 5%
                         of the market value of its total assets prior to
                         purchasing additional portfolio securities.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS

THE PORTFOLIOS HAVE
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS              Each Portfolio has adopted limitations on some of its
                         investment policies. Some of these limitations are that each Portfolio will not:


                         (a) with respect to 75% of its assets, purchase
                             securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except for the Total International Portfolio, which will normally invest 100% of its assets in the underlying Portfolios of the International Equity Index Fund.
                         (b) with respect to 75% of its assets, purchase more
                             than 10% of the voting securities of any issuer;
                         (c) invest more than 25% of its assets in any one
                             industry, except for the Total International
                             Portfolio which may invest more than 25% of its assets in investment companies which are the underlying Portfolios of the Fund; and
                         (d) borrow money except from banks for temporary or
                             emergency purposes and in no event in excess of 15% of the market value of its total assets.

                         A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of each Portfolio's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE PORTFOLIOS

VANGUARD ADMINISTERS
AND DISTRIBUTES
THE PORTFOLIOS           Vanguard International Equity Index Fund is a member of
                         The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment port-folios and total assets in excess of $360 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the
                         Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately

                         .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services, Inc.).

                         Vanguard Total International Portfolio is an independent series of Vanguard STAR Fund. The Portfolio operates under a separate service agreement and, to the extent that its assets are composed of shares of other Vanguard funds, it will bear no direct expenses.

                         The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Directors (Trustees). The Directors (Trustees) set broad policies for the Funds and choose the Officers. A list of the Directors (Trustees) and Officers of the Funds and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                         Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

                         Vanguard provides distribution and marketing services to the Funds. The Funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each Fund bears its own share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISER

VANGUARD MANAGES
THE PORTFOLIOS ON AN
AT-COST BASIS            The Vanguard International Equity Index Fund and the
                         Total International Portfolio of Vanguard STAR Fund receive all investment advisory services on an at-cost basis from Vanguard's Core Management Group, which also provides investment advisory services to Vanguard Index
                         Trust, the equity portion of Vanguard Balanced Index
                         Fund, Vanguard Institutional Index Fund, a portion of the assets of Vanguard/Windsor II, Vanguard Explorer
                         Fund, and Vanguard/Morgan Growth Fund, the Equity Index
                         Portfolio of Vanguard Variable Insurance Fund, Vanguard
                         Tax-Managed Fund, the REIT Index Portfolio of Vanguard
                         Specialized Portfolios, the Aggressive Growth Portfolio of Vanguard Horizon Fund, and several indexed separate accounts. Total indexed assets under management as of December 31, 1997, were $97 billion. The Portfolios of
                         Vanguard International Equity Index Fund are not actively managed, but are instead administered by the Core Management Group using computerized, quantitative techniques. The Group is supervised by the Officers of the Funds.



                         The adviser is authorized to choose brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the adviser may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a  broker who,  in  addition  to
                         executing the transaction, will provide research services to the adviser or the Portfolios. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Portfolios may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


--------------------------------------------------------------------------------


DIVIDENDS,
CAPITAL GAINS
AND TAXES

DIVIDENDS AND ANY
CAPITAL GAINS WILL BE
PAID ANNUALLY Each Portfolio intends to distribute substantially all of its ordinary income in the form of dividends. The Portfolios pay annual dividends. Capital gains distributions, if any, are also made annually.

                         Each Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                         In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by each Portfolio and received by shareholders on December 31 of the prior year.

EACH PORTFOLIO WILL
CHARGE A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio will automatically deduct a $10 annual
                         account maintenance fee from the dividend income of each Portfolio account on an annual basis. If the dividend to be paid to an account is less than the fee to be deducted, sufficient shares will be redeemed from an account to make up the difference. The Board of Directors (Trustees) reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and may be treated as an investment expense by each shareholder (subject to limitations). The account maintenance fee will be waived for shareholders with an account balance of $10,000 or more.

                         Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not generally qualify for the intercorporate dividends-received deduction.

                         Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in a Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year or when a Portfolio receives distributions of long-term capital gains from investments in other regulated investment companies. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                         Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                         The Funds will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.

THREE PORTFOLIOS MAY
"PASS THROUGH"
FOREIGN TAXES            The European, Pacific, and Emerging Markets Portfolios
                         may elect to "pass through" to their shareholders the amount of foreign income taxes paid by a Portfolio. The
                         Portfolios will make such an election only if it is deemed to be in the best interests of shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio.
                         However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

ANY FOREIGN TAX CREDITS
WOULD NOT "PASS
THROUGH" TO TOTAL
INTERNATIONAL PORTFOLIO
SHAREHOLDERS             If the European, Pacific or Emerging Markets Portfolios
                         elect to pass through foreign taxes to their shareholders, the foreign tax credit would not pass through to Total International Portfolio shareholders.
                         Since the Total International Portfolio holds shares of the European, Pacific and Emerging Markets Portfolios, which are U.S. corporations, and does not hold shares of foreign securities, it cannot pass through the foreign tax credit to its investors. However, the Total
                         International Portfolio would claim a deduction for foreign taxes paid by the underlying funds.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION               A sale of shares of a Portfolio is a taxable event, and
                         may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). You are responsible for calculating any capital gains or losses realized upon redemption or exchange of a Portfolio's shares.

                         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                         Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.

                         Vanguard International Equity Index Fund has obtained a certificate of authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, shares of the Fund will be exempt from Pennsylvania personal property taxes.

                         Vanguard Total International Portfolio is part of the STAR Fund, a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
EACH PORTFOLIO           Each Portfolio's share price, or "net asset value" per
                         share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock
                         Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.

                         Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                         Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-sized transactions in similar groups of securities as well as any developments related to specific securities.

                         Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors (Trustees) deems in good faith to reflect fair value.


                         In determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors (Trustees).

                         Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors (Trustees) deems in good faith to reflect fair value.

                         The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Index Funds.
--------------------------------------------------------------------------------

GENERAL
INFORMATION              Vanguard International Equity Index Fund is organized
                         as a Maryland corporation. The Articles of Incorporation permit the Directors to issue
                         1,500,000,000 shares of common stock with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of three series.

                         The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                         The Total International Portfolio is an independent series of Vanguard STAR Fund, a Pennsylvania business trust.

                         All securities and cash for the European, Pacific and Emerging Markets Portfolios are held by Morgan Stanley Trust Company. CoreStates Bank, N.A., holds the daily cash balances that are used by these three Portfolios to invest in repurchase agreements or securities acquired in these transactions. Securities and cash for the Total International Portfolio are held by CoreStates. The Vanguard Group, Inc., Valley Forge, PA, serves as the Funds' Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountant for the Funds and will audit their financial statements annually. The Funds are not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts; $500 minimum for an Education IRA). To open a new account by wire, you must call Client Services before initiating the wire transfer. If you wish to establish a Vanguard Individual Retirement Account, you must establish the account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than $1,000, but no more than $2,000 if you are making a regular IRA contribution. (Rollover IRA contributions may be made in greater amounts.) If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                         The shares of each Portfolio are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS             1) Because of the risks associated with common stock
                            investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolios reserve the right to reject any specific purchase (and exchange purchase) request. The Portfolios also reserve the right to suspend the offering of shares for a period of time.

                         2) Vanguard will not accept third-party checks to
                            purchase shares of the Portfolios. Please be sure your purchase check is made payable to The Vanguard Group.

IMPORTANT NOTE
ON EXPENSES              The Emerging Markets Portfolio assesses a 1%
                         transaction fee on redemptions. Each Portfolio assesses a transaction fee on purchases (1.0% for the Emerging
                         Markets Portfolio, 0.5% for the European Portfolio,
                         0.5% for the Pacific Portfolio, and 0.5% for the Total
                         International Portfolio), as well as a $10 annual account maintenance fee. The $10 annual account maintenance fee will be waived for shareholders with an account balance of $10,000 or more at the time of the annual deduction. See "Portfolio Expenses."

ADDITIONAL
INVESTMENTS              Subsequent investments to regular accounts may be made
                         by mail ($100 minimum), wire ($1,000 minimum), written exchange from another Vanguard Fund account ($100 minimum), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another

                         Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
   -----------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                                NEW ACCOUNT                         TO EXISTING ACCOUNTS
PURCHASING BY MAIL              Please include the amount           Additional investments
                                of your initial investment          should include the
Complete and sign the           on the registration form,           Invest-by-Mail remittance
enclosed Account                make your check payable to          form attached to your Fund
Registration Form               The Vanguard Group-(Portfolio       confirmation statements.
                                Number), see below for              Please make your check
                                appropriate Portfolio number,       payable to The Vanguard
                                and mail to:                        Group-(Portfolio Number),
                                                                    see below for the
                                                                    appropriate Portfolio
                                THE VANGUARD GROUP                  number, write your account
                                P.O. BOX 2600                       number on your check and,
                                VALLEY FORGE, PA 19482-2600         using the return envelope
                                                                    provided, mail to the
                                                                    address indicated on the
                                                                    Invest-by-Mail Form.
For express or                  THE VANGUARD GROUP                  All written requests should
registered mail,                455 DEVON PARK DRIVE                be mailed to one of the
send to:                        WAYNE, PA 19087-1815                addresses indicated for new
                                                                    accounts. Do not send
                                                                    registered or express mail
                                                                    to the post office box
                                                                    address.
                                European Portfolio -- 79
                                Emerging Markets Portfolio -- 533
                                Pacific Portfolio -- 72
                                Total International Portfolio -- 113
                                ---------------------------
PURCHASING BY WIRE              CORESTATES BANK, N.A.
                                ABA 031000011
Money should be                 CORESTATES NO. 0101 9897
wired to:                       ATTN: VANGUARD
                                VANGUARD INTERNATIONAL EQUITY
BEFORE Wiring                   INDEX FUND
                                NAME OF PORTFOLIO
Please contact                  ACCOUNT NUMBER (or temporary reference number
Client Services                   for new accounts)
(1-800-662-2739)                ACCOUNT REGISTRATION

                         You should notify our Client Services Department of your intended wire purchase by 12:00 noon (Eastern time). To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business. Funds must be received at the Federal Reserve Bank by 4:00 p.m. Eastern time in order to receive that day's trade date.

-----------------------------------------------------------------------------
PURCHASING BY
EXCHANGE (from a
Vanguard account)        Telephone exchanges are not accepted for the
                         Portfolios. You may, however, open an account by exchange by providing the appropriate information on the Account Registration Form. The new account will have the same registration as the existing account. The
                         Portfolios reserve the right to refuse any exchange purchase request.

-----------------------------------------------------------------------------
PURCHASING BY
FUND EXPRESS
Automatic Investment     The Fund Express Automatic Investment option lets you
                         move money automatically from your bank account to your
                         Vanguard account on the schedule (monthly, bimonthly
                         [every other month], quarterly, semiannually, or
                         annually) you select. To establish this option, please
                         provide the appropriate information on the Account
                         Registration Form. We will send you a confirmation of
                         your Fund Express enrollment; please wait two weeks
                         before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION You must select one of four distribution options:

                         1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                            capital gains distributions will be reinvested in additional shares. This option will be selected for you automatically unless you specify one of the other options.

                         2. CASH DIVIDEND OPTION -- Your dividends will be paid
                            in cash and your capital gains will be reinvested in additional shares.

                         3. CASH CAPITAL GAINS OPTION -- Your capital gains
                            distributions will be paid in cash and your dividends will be reinvested in additional shares.

                         4. ALL CASH OPTION -- Both dividend and capital gains
                            distributions will be paid in cash.

                         You may change your option by calling our Client Services Department (1-800-662-2739).

                         If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                         In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING         Under Federal tax laws, each Portfolio is required to
                         distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution
                         (assuming there is no market change) -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                         Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolios' annual dividend and capital gains distributions normally occur in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION              The easiest way to establish optional Vanguard services
                         on your account is to select the options you desire when you complete your Account Registration Form.

ESTABLISHING OPTIONAL
SERVICES IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES               For our mutual protection, we may require a signature
                         guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                         SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY
                         PUBLIC.

CERTIFICATES             Share certificates for the European and Pacific
                         Portfolios (but not for the Emerging Markets and Total
                         International Portfolios) will be issued upon request.
                         If a certificate is lost, you may incur an expense to replace it.

BROKER/DEALER
PURCHASES                If you purchase shares in Vanguard Funds through a
                         registered broker/dealer or investment adviser, the broker/dealer or adviser may charge a service fee.

CANCELLING               TRADES The Portfolios will not cancel any trade (e.g.,
                         purchase, exchange or redemption) believed to be authentic, once the trade request has been received in writing or by telephone.


ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access."

--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED              Your trade date is the date on which your account is
                         credited. If your purchase is made by check, Federal
                         Funds wire or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. All four Portfolios charge a transaction fee on purchases (1.0% for the Emerging Markets
                         Portfolio, 0.5% for the

                         European Portfolio, 0.5% for the Pacific Portfolio, and 0.5% for the Total International Portfolio). See "Portfolio Expenses."

                         In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES                   You may withdraw any portion of the funds in your
                         account by redeeming shares at any time. (Please see
                         "Important Redemption Information.") You generally may
                         initiate a request by writing or by telephoning. Your
                         redemption proceeds are normally mailed within two
                         business days after the receipt of the request in Good
                         Order. No interest will accrue on amounts represented
                         by uncashed redemption checks.
-----------------------------------------------------------------------------
SELLING BY MAIL          Requests should be mailed to THE VANGUARD GROUP,
                         VANGUARD INTERNATIONAL INDEX PORTFOLIOS, P.O. BOX 1120,
                         VALLEY FORGE, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard
                         International Index Portfolios, 455 Devon Park Drive,
                         Wayne, PA 19087-1815.)

                         The Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including exchanges of shares).

                         The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
-----------------------------------------------------------------------------
DEFINITION OF
GOOD ORDER GOOD ORDER means that the request includes the following:

                         1. The account number and Portfolio name.
                         2. The amount of the transaction (specified in dollars
                            or shares).
                         3. The signatures of all owners EXACTLY as they are
                            registered on the account.
                         4. Any required signature guarantees.
                         5. Other supporting legal documentation that may be
                            required in the case of estates, corporations, trusts and certain other accounts.
                         6. Any certificates that you are holding for the
                            account.

                         IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT
                         PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT
                         SERVICES DEPARTMENT (1-800-662-2739).
-----------------------------------------------------------------------------
SELLING BY TELEPHONE     To sell shares by telephone, you or your pre-authorized
                         representative may call our Client Services Department
                         at 1-800-662-2739. The proceeds will be sent to you by
                         mail. PLEASE NOTE: As a protection against fraud, your
                         telephone mail redemption privilege will be suspended
                         for 15 calendar days following any expedited address
                         change to your account. An expedited address change is
                         one that is made by telephone or in writing, without
                         the signatures of all account owners. Please see
                         "Important Information About Telephone Transactions."
-----------------------------------------------------------------------------

SELLING BY FUND
EXPRESS
Automatic
Withdrawal               With the Fund Express Automatic Withdrawal option,
                         money will be automatically moved from your Vanguard
                         Fund account to your bank account according to the
                         schedule you have selected. You may elect Fund Express
                         on the Account Registration Form or call our Investor
                         Information Department (1-800-662-7447) for a Fund
                         Express Application.
-----------------------------------------------------------------------------
SELLING                  BY EXCHANGE You may sell shares by making an exchange
                         to another Vanguard Fund account. Exchanges to or from
                         the Portfolios may be made only by mail. Please see
                         "Exchanging Your Shares" for details.
-----------------------------------------------------------------------------
IMPORTANT
REDEMPTION
INFORMATION              Shares purchased by check or Fund Express may be
                         redeemed at any time. However, your redemption proceeds
                         will not be paid until payment for the purchase is
                         collected, which may take up to ten calendar days.
-----------------------------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS                 Redemption requests received by telephone prior to the
                         close of trading on the Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                         Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                         Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described in "Important Redemption Information."

                         If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Portfolios reserve the right to revise or terminate the telephone redemption privilege at any time.

                         Each Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                         If the Board of Directors determines that it would be detrimental to the best interests of a Portfolio's remaining shareholders to make payment in cash, a Portfolio may pay redemption proceeds in excess of $250,000 in whole or in part by a distribution in kind of readily marketable securities.

-----------------------------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT           If you make a redemption from a qualifying account,
                         Vanguard will send you an Average Cost Statement which
                         provides you with the tax basis of the shares you
                         redeemed. Please see "Statements and Reports" for
                         additional information.
-----------------------------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT      Due to the relatively high cost of maintaining smaller
                         accounts, each Portfolio will automatically deduct a $10 annual fee in either June or December from non-retirement accounts with balances falling below
                         $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed
                         $50,000.

                         In addition, each Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                         Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------


EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of a Portfolio for those of other available Vanguard Funds. Exchanges to or from a Portfolio may be made only by mail. TELEPHONE EXCHANGES BETWEEN REGULAR (NON-RETIREMENT) ACCOUNTS ARE NOT ACCEPTED FOR THE FUND. Note, too, that the Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the exchange of shares).

-----------------------------------------------------------------------------
EXCHANGING BY MAIL       Please be sure to include on your exchange request the
                         name and account number of your current Portfolio, the
                         name of the Fund you wish to exchange into, the amount
                         you wish to exchange, and the signatures of all
                         registered account holders. Send your request to THE
                         VANGUARD GROUP, VANGUARD INTERNATIONAL INDEX
                         PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA 19482-1120.
                         (For express or registered mail, send your request to
                         The Vanguard Group, Vanguard International Index
                         Portfolios, 455 Devon Park Drive, Wayne, PA
                         19087-1815.)
-----------------------------------------------------------------------------
EXCHANGING               ONLINE You may use your personal computer to exchange
                         shares of most Vanguard funds by accessing our website
                         (www.vanguard.com). To establish this service for your account, you must first register through the website.
                         We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                         The Vanguard funds that you cannot purchase or sell
                         through online exchange are VANGUARD INDEX TRUST,
                         VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL
                         EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO,
                         VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD
                         GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard
                         Quantitative Portfolios). These funds do permit online
                         exchanges within IRAs and other retirement accounts.
-----------------------------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION              Before you make an exchange, you should consider the
                         following:

                         - Please read the Fund's prospectus before making an
                           exchange. For an additional copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                         - An exchange is treated as a redemption and a
                           purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                         - Exchanges by telephone are accepted only if the
                           registrations and the taxpayer identification numbers of the two accounts are identical.

                         - To exchange into an account with a different
                           registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners on your written instructions.

                         - The shares to be exchanged must be on deposit and not
                           held in certificate form.

                         - New accounts are not currently accepted in
                           Vanguard/Windsor Fund.

                         - The redemption price of shares redeemed by exchange
                           is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                         - When opening a new account by exchange, you must meet
                           the minimum investment requirement of the new Fund.

                         Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange as deemed necessary, at any time.
--------------------------------------------------------------------------------


EXCHANGE
PRIVILEGE
LIMITATIONS              The Portfolios' exchange privilege is not intended to
                         afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Portfolios have established a policy of limiting excessive exchange activity.

                         Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard port-folios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS             The ability to initiate redemptions (except wire or
                         Fund Express redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                         To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                         1. SECURITY CHECK. To request a transaction by
                            telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                         2. PAYMENT POLICY. The proceeds of any telephone
                            redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                         Neither the Portfolios nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION             You may transfer the registration of any of your Fund
                         shares to another person by completing a transfer form
                         and sending it to: THE VANGUARD GROUP, ATTENTION:
                         TRANSFER DEPARTMENT, P.O. BOX 1110, VALLEY FORGE, PA
                         19482-1110. The request must be in Good Order. To
                         obtain a transfer form and full instructions, please
                         call our Client Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                         Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account during the most recent quarter may expect to receive an Average Cost Statement along with their quarterly Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                         Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE          With Vanguard Direct Deposit Service, most U.S.
                         Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE         Vanguard Automatic Exchange Service allows you to move
                         money automatically among your Vanguard Fund accounts.
                         For instance, the service can be used to "dollar-cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services
                         Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                         Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard Dividend Express allows you to transfer your dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT(R)          Vanguard Tele-Account is a convenient, automated
                         service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                         Vanguard Tele-Account service, dial 1-800-ON-BOARD
                         (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                         Information Department (1-800-662-7447).

COMPUTER ACCESS

VANGUARD ONLINE
www.vanguard.com
                         Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                         Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                                    PART B

                              VANGUARD STAR FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 23, 1998

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated April 23, 1998). To obtain the Prospec-tuses please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Limitations.....................................................   1
Repurchase Agreements......................................................   2
Management of Vanguard STAR Fund...........................................   4
Investment Advisory Services...............................................   7
Portfolio Transactions.....................................................  25
Termination of Advisory Agreements.........................................  26
Purchase of Shares.........................................................  26
Redemption of Shares.......................................................  27
Yield and Total Return.....................................................  28
Comparative Indexes........................................................  28
General Information........................................................  31
Financial Statements.......................................................  32

                            INVESTMENT LIMITATIONS

  The following policies supplement the Fund's investment objectives, policies and limitations set forth in the Prospectuses. These policies are fundamental with respect to each Portfolio of the Fund and may not be changed without the approval of at least a majority of the Portfolio's outstanding shares (a term which means the lesser of (i) 67% or more of the shares present at the meeting if the holders of more than 50% of the shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the total outstanding shares of the Portfolio. Each Portfolio of the Fund may not:

    1) Issue senior securities;

    2) Purchase any securities on margin, make short sales of securities or purchase or sell puts and calls, or combinations thereof;

    3) Borrow money, except from banks for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of the market value or costs of its assets, in which case it may pledge, mortgage or hy-pothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;

    4) Underwrite the securities of other issuers or invest more than 15% of its assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, or repurchase agreements having maturities of more than seven days;

    5) Purchase real estate or real estate mortgage loans, although the un-derlying mutual funds in which the Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein;

    6) Purchase or sell commodities or commodity contracts, except that the Growth, Conservative Growth, Moderate Growth and Income Portfolios may en-ter into futures contracts and options transactions as described in the prospectus;

    7) Invest directly in oil, gas, or other mineral exploration or develop-ment programs; provided, however, that the underlying funds in which the Fund's Portfolios will invest may purchase the securities of companies en-gaged in such activities;

    8) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' con-tinuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or open-end investment com-panies which are member Funds of The Vanguard Group of Investment Compa-
  nies);

    9) Purchase or retain any security other than shares of the underlying Vanguard Funds if (i) one or more officers or Trustees of the Fund individ-ually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer and (ii) in the aggregate such per-sons own or would own more than 5% of such securities;

    10) Make loans except by purchasing bonds, debentures or similar obliga-tions (including repurchase agreements, subject to the limitation described in (4) above) which are either publicly distributed or customarily pur-chased by institutional investors;

    11) Invest in companies for the purpose of exercising control of manage-ment.

  These investment limitations are considered at the time investment securi-ties are purchased.

  Because of its investment objective and policies, each Portfolio of the Fund will concentrate more than 25% of its assets in the mutual fund industry. How-ever, each of the underlying mutual funds in which STAR will invest will not concentrate 25% or more of its total assets in any one industry.

                             REPURCHASE AGREEMENTS

  Each Portfolio of the Fund (and each of the underlying Vanguard Funds) may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (gener-ally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (nor-mally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon inter-est rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transac-tions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repur-chase agreement and are held by a Portfolio's custodian bank until repur-chased. In addition, the Fund's Trustees will monitor each Portfolio's repur-chase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of each Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the under-lying security is collateral for a loan by a Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collat-eral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

                       MANAGEMENT OF VANGUARD STAR FUND

OFFICERS AND TRUSTEES

  The Fund's Officers, under the supervision of the Board of Trustees, manage its day-to-day operations and are responsible for determining what portion of the Fund's assets will be invested in each of the available Vanguard Funds pursuant to the Fund's investment objective and policies. The Trustees, set broad policies for the Fund and choose its Officers.

  A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

  The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Se-        ALFRED M. RANKIN, JR., (DOB:
nior Chairman, and Trustee*               10/8/1941) Trustee
 Senior Chairman, and Director of          Chairman, President, Chief Execu-
 The Vanguard Group, Inc., and each        tive Officer and Director of NACCO
 of the investment companies in The        Industries, Inc.; Director of The
 Vanguard Group. Director of The           BFGoodrich Company, and The Stan-
 Mead Corporation, General Accident        dard Products Company.
 Insurance, and Chris-Craft Indus-
 tries, Inc.

                                          JOHN C. SAWHILL, (DOB: 6/12/1936)
                                          Trustee

JOHN J. BRENNAN, (DOB: 7/29/1954)          President and Chief Executive Offi-
Chairman, Chief Executive Officer &        cer of The Nature Conservancy; for-
Trustee*                                   merly, Director and Senior Partner
 Chairman, Chief Executive Officer         of McKinsey & Co., and President,
 and Director of The Vanguard              New York University; Director of
 Group, Inc., and of each of the           Pacific Gas and Electric Company,
 investment companies in The Van-          Procter & Gamble Company, and NACCO
 guard Group.                              Industries.


ROBERT E. CAWTHORN, (DOB: 7/28/1935)      JAMES O. WELCH, JR., (DOB:
Trustee                                   5/13/1931) Trustee
 Chairman Emeritus and Director of         Retired Chairman of Nabisco Brands,
 Rhone-Poulenc Rorer, Inc.; Manag-         Inc., retired Vice Chairman and Di-
 ing Director of Global Health Care        rector of RJR Nabisco; Director of
 Partners/DLJ Merchant Banking             TECO Energy, Inc., and Kmart Corpo-
 Partners; Director of Sun Company,        ration.
 Inc. and Westinghouse Electric
 Corporation.
                                          J. LAWRENCE WILSON, (DOB: 3/2/1936)
BARBARA BARNES HAUPTFUHRER,               Trustee Chairman and Chief Executive
(DOB: 10/11/1928) Trustee                  Officer of Rohm & Haas Company;
 Director of The Great Atlantic and        Director of Cummins Engine Company,
 Pacific Tea Company, IKON Office          Inc., and The Mead Corporation;
 Solutions, Inc., Raytheon Company,        Trustee of Vanderbilt University.
 Knight-Ridder, Inc., Massachusetts
 Mutual Life Insurance Co. and La-        RAYMOND J. KLAPINSKY, (DOB:
 dies Professional Golf Associa-          12/7/1938) Secretary*
 tion; and Trustee Emerita of              Managing Director and Secretary of
 Wellesley College.                        The Vanguard Group, Inc.; Secretary
                                           of each of the investment companies
                                           in The Vanguard Group.

BRUCE K. MACLAURY, (DOB: 5/7/1931)
Trustee President Emeritus of The         RICHARD F. HYLAND, (DOB: 3/22/1937)
 Brookings Institution; Director of
 American Express Bank, Ltd., The
 St. Paul Companies, Inc. and Na-         Treasurer* Treasurer of The
 tional Steel Corporation.                 Vanguard Group, Inc. and of each of
                                           the investment companies in The
                                           Vanguard Group.

BURTON G. MALKIEL, (DOB: 8/28/1932)       KAREN E. WEST, (DOB: 9/13/1946) Con-
Trustee Chemical Bank Chairman's          troller* Principal of The Vanguard
 Professor of Economics, Princeton        Group, Inc.; Controller of each
 University; Director of Prudential       of the investment companies in The
 Insurance Co. of America, Amdahl         Vanguard Group.
 Corporation, Baker Fentress & Co.,
 The Jeffrey Co., and Southern           --------
 New England Telecommunications          * Officers of the Fund are "inter-
 Company.                                  ested persons" as defined in the
                                           Investment Company Act of 1940.

  The Trustees and Officers of the Fund will receive no remuneration from the Fund. However, the Trustees are also Directors (Trustees) of The Vanguard Group, Inc. ("Vanguard") and of the Fund's underlying investment companies in The Vanguard Group (the "Vanguard Funds"). Each Vanguard Fund pays its unaf-filiated Directors (Trustees) an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. The Officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard Fund for its proportionate share of Officers' salaries and benefits.

THE VANGUARD GROUP

  Through their jointly-owned subsidiary, Vanguard, the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and dis-tribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

  Vanguard employs a supporting staff of management personnel needed to pro-vide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under procedures approved by the Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Trustees of the Fund also are Directors of Vanguard. The officers of the Fund and the Vanguard Funds are also officers and employees of Vanguard. No officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group, Inc. was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Vanguard funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement for all Funds provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may con-tribute to Vanguard's Capitalization.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of advi-sory and other services provided to the Vanguard Funds by third parties.

  DISTRIBUTION. Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertis-ing, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Di-rectors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

  INVESTMENT ADVISORY SERVICES. An experienced investment management staff em-ployed directly by Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institu-tional Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund; Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Penn-sylvania Tax-Free Fund, Vanguard Index Trust, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Tax-Managed Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Van-guard STAR Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and Vanguard Explorer Fund, as well as several in-dexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

  SPECIAL SERVICING AGREEMENT. The Fund has entered into a Special Servicing Agreement with Vanguard under which Vanguard will provide management, administrative, distribution and other services and will act as the Fund's Dividend Disbursing, Shareholder Servicing and Transfer Agent. Currently the Fund is not a party to the Funds' Service Agreement described above, and therefore is not a member of The Vanguard Group of Investment Companies. (However, a recent S.E.C. order gives the Board of Directors/Trustees of the Vanguard Funds the discretionary authority to modify the Funds' Service Agreement to make the Fund a member of the Vanguard Group of Investment Companies without the Fund's bearing any duplicative capital contribution or expense allocation costs.) The Special Servicing Agreement gives authority to the Fund to utilize the Vanguard name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of each Portfolio are invested pursuant to the Fund's objective and policies in shares of the various Vanguard Funds (except for such cash or cash items as the Trustees may determine to maintain from time to time to meet redemptions). The Special Servicing Agreement provides that Vanguard will utilize assets deposited with the custodian of each Portfolio from the sale of the Portfolio's shares to promptly purchase shares of the specified Vanguard Funds, and will undertake redemption or exchange of such shares of the Vanguard Funds in the manner provided by the objective and policies of the Portfolio.

  The allocation of the assets of each Portfolio will be made by Officers of the Fund pursuant to the instructions of the Fund's Board of Trustees and as set forth in the Fund's investment objective, policies and restrictions. The Declaration of Trust authorizes the Trustees to retain an investment adviser if they determine that such action is in the best interests of the sharehold-ers of each Portfolio, and that the compensation called for under the invest-ment advisory agreement is reasonable when considered in connection with the advisory fees, if any, paid by the Vanguard Funds in which the Fund has in-vested its assets. However, the Trustees have no present intention to retain an investment adviser. In accordance with the provisions of the Investment Company Act of 1940, approval of the shareholders would be required for such an advisory agreement.

  The Special Servicing Agreement provides that the Fund will pay, on an "out-of-pocket" basis, for services to be rendered by Vanguard. The Fund will also bear the expenses of services provided by outside parties, including auditors, the custodian and outside legal counsel, as well as taxes and other direct ex-penses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset in whole, or in part, by reimbursement from Vanguard for
(a) contributions made by the Fund to the cost of operating the Vanguard Funds in which the Fund invests in, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Trustees believe that the reimbursements to be made by Vanguard to the Fund should be sufficient to offset most, if not all, the expenses in-curred by each Portfolio. Therefore, the Portfolios are expected to operate at a very low, or zero, expense ratio. For the fiscal year ended December 31, 1997, the STAR and Life Strategy Portfolios had expense ratios of zero, as did the Total International Portfolio.

  While the Fund's shareholders will not pay duplicate capital contribution charges to Vanguard, the shareholders of each Portfolio will indirectly bear their fair share of the costs of maintaining and operating Vanguard since the Portfolios, as shareholders of the selected Vanguard Funds, will be subject to the proportionate contributions of those underlying Funds. Since the Fund cur-rently is not a member fund of The Vanguard Group of Investment Companies it will benefit, as a shareholder of the selected Vanguard funds, only from such cost-sharing reductions in proportion to its interest in such Vanguard Funds.

                         INVESTMENT ADVISORY SERVICES

  Vanguard STAR Fund will not employ an investment adviser and therefore, it will pay no advisory fees. As a shareholder of an underlying Fund, the Portfo-lios will bear their proportionate share of the investment advisory fees paid by those Funds. The following is a description of the investment advisory agreements for each underlying Vanguard Fund.

                             VANGUARD/WINDSOR FUND

  Wellington Management Company ("WMC") serves as investment adviser to Vanguard/Windsor Fund. Vanguard/Windsor Fund pays WMC a Basic Fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $17.5 billion.................................................. .125%
     Over $17.5 billion................................................... .100%

  The Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") for the same period.

  The Basic Fee, as provided above, shall be increased or decreased by apply-ing an incentive/penalty fee adjustment based on the investment performance of Windsor Fund relative to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

  During the fiscal years ended October 31, 1995, 1996 and 1997,
Vanguard/Windsor Fund paid the following advisory fees:

                                             1995        1996          1997
                                          ----------- -----------  ------------
     Basic Fee..........................  $19,022,000 $18,816,000  $ 23,502,000
     Increase (Decrease) for Performance
      Adjustment........................    7,752,000  (4,417,000)  (11,821,000)
                                          ----------- -----------  ------------
     Total..............................  $26,774,000 $14,399,000  $ 11,681,000
                                          =========== ===========  ============

                          VANGUARD/MORGAN GROWTH FUND

  Vanguard/Morgan Growth Fund ("Morgan") employs two separate investment ad-visers each of whom manages the investment and reinvestment of a portion of the Fund's assets. Additionally, Vanguard's Core Management Group manages ap-proximately 9% of Morgan's assets on an at-cost basis.

WELLINGTON MANAGEMENT COMPANY

  Morgan employs Wellington Management Company ("WMC") under an investment ad-visory agreement dated as of April 1, 1996 to manage the investment and rein-vestment of approximately 38% of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  Morgan pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .175%
     Next $500 million.................................................... .100%
     Over $1 billion...................................................... .075%

  The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Morgan managed by WMC relative to the investment record of The Growth Fund Stock Index (the "Index") which is described in the Prospectus.

  The following table sets forth the incentive/penalty fee rates payable by the Fund to WMC under the proposed investment advisory agreement:

     CUMULATIVE 36-MONTH PERFORMANCE                            PERFORMANCE FEE
     VERSUS THE GROWTH FUND STOCK INDEX                           ADJUSTMENT*
     ----------------------------------                        -----------------
     Less than -12%........................................... -0.50 X Basic Fee
     Between -12% and -6%..................................... -0.25 X Basic Fee
     Between -6% and 6%.......................................  0.00 X Basic Fee
     Between 6% and 12%....................................... +0.25 X Basic Fee
     More than 12%............................................ +0.50 X Basic Fee

--------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

RELATED INFORMATION CONCERNING WMC

  WMC is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 of the other investment companies of The Vanguard Group. As of December 31, 1997, WMC held discretionary management au-thority with respect to more than $175 billion of assets. WMC and its prede-cessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Messrs. Robert W. Doran, Duncan M. McFarland and John R. Ryan.

  During the last three fiscal years, the Fund paid the following advisory fees to WMC:

                                                1995        1996       1997
                                              ---------  ---------- ----------
     Basic Fee............................... $ 892,794  $1,084,780 $1,292,417
     Increase (Decrease) for Performance
      Adjustment.............................  (321,731)     51,915    (63,493)
                                              ---------  ---------- ----------
     Total................................... $ 571,063  $1,136,695 $1,228,924
                                              =========  ========== ==========

  These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

FRANKLIN PORTFOLIO ASSOCIATES LLC

  Morgan employs Franklin Portfolio Associates LLC ("Associates") under an in-vestment advisory agreement dated as of April 1, 1996 to manage the investment and reinvestment of approximately 38% of Morgan's assets. Associates dis-charges its responsibilities subject to the control of the Officers and Direc-tors of Morgan.

  Morgan pays Associates an advisory fee by applying various percentage rates to the average net assets of Morgan managed by Associates. The fee schedule is as follows:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $100 million................................................... 0.25%
     Next $200 million.................................................... 0.20%
     Next $200 million.................................................... 0.15%
     Over $500 million.................................................... 0.10%

  The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Fund relative to the investment record of the Index. Such incentive/penalty fee provides for an increase or decrease in Associates' basic fee in an amount equal to .100% per annum (.025% per quarter) of the average month-end net assets of the por-tion of Morgan managed by Associates if the investment performance of that portion of Morgan for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Index for the same period.

  The following table sets forth the incentive/penalty fee rates payable by Morgan to Associates under the proposed investment advisory agreement:

     THREE YEAR PERFORMANCE                                ANNUAL  INCENTIVE
     DIFFERENTIAL VS. THE INDEX                         (+)/PENALTY (-) FEE RATE
     --------------------------                         ------------------------
     +6% or more above.................................          +.100%
     Between +6% and -6%...............................             -0-
     -6% or more below.................................          -.100%

  During the fiscal years ended December 31, 1995, 1996 and 1997, Morgan paid Associates the following advisory fees:

                                                   1995      1996       1997
                                                 -------- ---------- ----------
     Basic Fee.................................. $848,530 $  987,145 $1,310,220
     Increase (Decrease) for Performance
      Adjustment................................   74,545    115,797    571,862
                                                 -------- ---------- ----------
     Total...................................... $923,075 $1,102,942 $1,882,082
                                                 ======== ========== ==========

  These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

RELATED INFORMATION CONCERNING ASSOCIATES

  Associates is a Massachusetts limited liability company. The shares of Asso-ciates are owned by MBC Investments Corporation, a holding company of Mellon Bank Corporation. Associates is managed by a Board of Trustees consisting of Messrs. John J. Nagorniak, Chairman, Donald A. McMullen, Jr. and G. Christian Lantzsch.

  Associates is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative in-vestment models. As of December 31, 1997, Associates provided investment advi-sory services with respect to approximately $13.5 billion of clients assets, including approximately $2.1 billion for Vanguard Growth and Income Portfolio, Inc., another mutual fund member of The Vanguard Group. During the year ended December 31, 1997, Vanguard Growth and Income Portfolio, Inc. paid Associates an annual advisory fee equal to 0.13% before a decrease of 0.01% based on per-formance.

                     VANGUARD FIXED INCOME SECURITIES FUND

  Wellington Management Company serves as investment adviser to the GNMA Port-folio, the Long-Term Corporate Portfolio and the High Yield Bond Portfolio of Vanguard Fixed Income Securities Fund. The Portfolios of the Fund will invest a portion of their assets only in the GNMA and Long-Term Corporate Portfolios.

  Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the GNMA Portfolio and the Long-Term Corporate Portfo-lio. The two Portfolios pay WMC an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each Portfolio.

                                GNMA PORTFOLIO

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $3 billion..................................................... .020%
     Next $3 billion...................................................... .010%
     Over $6 billion...................................................... .008%

                         LONG-TERM CORPORATE PORTFOLIO

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $1 billion..................................................... .040%
     Next $1 billion...................................................... .030%
     Next $1 billion...................................................... .020%
     Over $3 billion...................................................... .015%

  During the fiscal years ended January 31, 1996, 1997 and 1998 the GNMA and Long-Term Corporate Portfolios paid WMC the following advisory fees:

     PORTFOLIO                                       1996      1997      1998
     ---------                                    ---------- -------- ----------
     GNMA........................................ $1,181,000 $992,000 $1,067,000
                                                  ========== ======== ==========
     Long-Term Corporate......................... $1,118,000 $951,000 $  963,000
                                                  ========== ======== ==========

      SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE PORTFOLIOS OF
                     VANGUARD FIXED INCOME SECURITIES FUND

  The Short-Term Corporate and Intermediate-Term Corporate Portfolios (as well as four U.S. Treasury Portfolios that are not utilized by the Fund) receive all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by Vanguard. This staff also provides investment advisory services to Vanguard Money Market Re-serves,

Vanguard Bond Market Fund, Vanguard Municipal Bond Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund and the Money Market and High-Grade Bond Portfolios of Vanguard Variable Insurance Fund. The compensation and other ex-penses of the staff are allocated among the Portfolios of each of the Funds listed above. During the fiscal years ended January 31, 1996, 1997, and 1998, the Short-Term Corporate Portfolio's share of these expenses totaled approxi-mately $408,000, $543,000 and $698,000, respectively. During the fiscal years ended January 31, 1996, 1997, and 1998, the Intermediate-Term Corporate Port-folio's share of these expenses totaled approximately $28,000, $63,000 and $102,000, respectively.

  The investment management staff is supervised by the senior Officers of the Fund. The senior Officers, who are also officers of Vanguard, Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Van-guard State Tax-Exempt Funds, and Vanguard Variable Insurance Fund, are di-rectly responsible to the Board of Directors of the Fund. The Board of Direc-tors, elected annually by shareholders, sets broad policies for the Fund and chooses its Officers.

                              VANGUARD/WINDSOR II

BARROW, HANLEY, MEWHINNEY & STRAUSS

  Vanguard/Windsor II has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage approximately 68% of the assets of Vanguard/Windsor II. Under this agreement BHM&S manages the investment and reinvestment of the assets of Vanguard/Windsor II assigned to it and continuously reviews, supervises and administers the investment pro-gram of Vanguard/Windsor II. BHM&S discharges its responsibilities subject to the control of the officers and Trustees of that Company.

  Vanguard/Windsor II pay BHM&S a fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

     NET RATE                                                              RATE
     --------                                                              -----
     First $200 million................................................... .300%
     Next $300 million.................................................... .200%
     Next $500 million.................................................... .150%
     Over $1 billion...................................................... .125%

  INCENTIVE/PENALTY FEE. The basic fee paid to BHM&S, as provided above, will be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S (the "BHM&S Portfolio") over a trailing 36-month period relative to that of the Standard & Poor's/ BARRA Value Index (the "BARRA Value Index"). Such incentive/penalty fee provides for (1) a 25% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for the 36 months preceding the end of the quarter is 9 percentage points or more above or below, respectively, the investment record of the BARRA Value Index for the same period; or (2) a 15% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for such 36 months is 6 or more but less than 9 percentage points above or below, respectively, the in-vestment record of the BARRA Value Index for the same period.

  The following table illustrates the incentive/penalty fee payable by Vanguard/Windsor II to BHM&S under the new agreement:

   CUMULATIVE THREE YEAR PERFORMANCE                        ANNUAL INCENTIVE/
   DIFFERENTIAL VS THE BARRA VALUE INDEX                  PENALTY FEE ADJUSTMENT
   -------------------------------------                  ----------------------
   Less than or equal to -9% points.....................    0.75% X Basic Fee
   Less than or equal to -6% points but greater than -9%
    points..............................................    0.85% X Basic Fee
   Less than +6% points but greater than -6% points (the
    "Benchmark")........................................        Basic Fee
   Greater than or equal to +6% points but less than +9%
    points..............................................    1.15% X Basic Fee
   Greater than or equal to +9% points..................    1.25% X Basic Fee

  The BARRA Value Index includes stocks in the Standard and Poor's 500 Compos-ite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

  The investment performance of the BHM&S Portfolio, for any period, expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the BHM&S Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

  The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

  The investment record of the BARRA Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weight-ing in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

  For the purposes of determining the incentive/penalty fee adjustment, the net assets of the BHM&S Portfolio will be averaged over the same period as the investment performance of the BHM&S Portfolio and the investment record of the BARRA Value Index are computed.

  During the fiscal years ended October 31, 1995, 1996 and 1997
Vanguard/Windsor II paid advisory fees to BHM&S of approximately $8,514,842, $11,475,528, and $16,925,953 before a performance increase of $2,495,021, re-
spectively.

EQUINOX

  Equinox is a professional investment counseling firm founded in 1989. As of December 31, 1997, Equinox provided investment advisory services with respect to approximately assets of $9.3 billion. Ronald J. Ulrich, Director and Presi-dent, Edward E. Murphy and David Connor are the principal investment officers of Equinox. Equinox has had no experience in serving as an investment adviser to an investment company.

  Under the terms of an investment advisory agreement dated August 1, 1996 Windsor II pays Equinox an advisory fee by applying a quarterly rate to the portion of Vanguard/Windsor II's average month-end net assets managed by Equi-nox. The fee schedule is as follows:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $400 million................................................... .200%
     Next $600 million.................................................... .150%
     Next $1 billion...................................................... .125%
     Over $2 billion...................................................... .100%

  The basic fee paid to Equinox, as provided above, may be increased or de-creased by applying an incentive/penalty fee based on the investment perfor-mance of the portion of Vanguard/Windsor II's assets managed by Equinox rela-tive to the investment record of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

  The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Equinox under the new investment advisory agreement:

     CUMULATIVE 36-MONTH
     PERFORMANCE VERSUS THE                                    PERFORMANCE FEE
     INDEX                                                       ADJUSTMENT*
     ----------------------                                   -----------------
     Less than -9%........................................... -0.50 X Basic Fee
     Between -9% and -4.5%................................... -0.25 X Basic Fee
     Between -4.5% and 4.5%..................................  0.00 X Basic Fee
     Between 4.5% and 9%..................................... +0.25 X Basic Fee
     More than 9%............................................ +0.50 X Basic Fee

--------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

  The investment performance of the Equinox Portfolio for such period, ex-pressed as a percentage of the Equinox Portfolio's net asset value per share at the beginning of such period, shall be the sum of: (i) the change in the Equinox Portfolio's net asset value per share during such period; (ii) the value of the Equinox Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Equinox Portfo-lio for undistributed realized long-term capital gains. The foregoing notwith-standing, any computation of the investment performance of the Equinox Portfo-lio and the investment record of the Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose cash distributions on the securities which com-prise the Index shall be treated as reinvested in the Index at least as fre-quently as the end of each calendar quarter following the payment of the dividend.

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the Equinox Portfolio shall be averaged over the same period as the investment performance of the Equinox Portfolio and the investment record of the Index are computed.

  During the fiscal years ending October 31, 1995, 1996, and 1997
Vanguard/Windsor II paid advisory fees to Equinox of approximately $1,681,435, $1,980,458 before a performance adjustment of $4,747, and $2,791,342 before a performance adjustment of $408,295, respectively.

TUKMAN

  Tukman is a professional investment counseling firm founded in 1980. As of December 31, 1997 Tukman provided investment advisory services with respect to assets of approximately $5.2 billion. Melvin T. Tukman, President and Direc-tor, and Daniel L. Grossman, Vice President serve as the firm's principal in-vestment professionals. Tukman has had no experience in serving as an invest-ment adviser to an investment company.

  Under the terms of an investment advisory agreement dated November 1, 1991 the Fund pays Tukman an investment advisory fee by applying a quarterly rate, based on the following annual percentage rates, to the average month-end as-sets of the portion of the Vanguard/Windsor II's assets managed by Tukman:

     NET ASSETS                                                             RATE
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Over $1 billion....................................................... .15%

  The basic fee paid to Tukman, as provided above, may be increased or de-creased by applying an incentive/penalty fee based on the investment perfor-mance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such incentive/penalty fee pro-vides for (i) a 50% increase or decrease in the basic advisory fee if the in-vestment performance of the Tukman Portfolio for the 36 months preceding the end of the quarter is 12 percentage points or more above or below, respective-ly, the investment record of the S&P 500 for the same period; or (ii) a 25% increase or decrease in the basic advisory fee if the investment performance of the Tukman Portfolio for such 36 months is 6 or more but less than 12 per-centage points above or below, respectively, the investment record of the S&P 500 for the same period.

  The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Tukman under the new investment advisory agreement:

     CUMULATIVE THREE YEAR PERFORMANCE                       ANNUAL INCENTIVE
     DIFFERENTIAL VS. THE S&P 500                         PENALTY FEE ADJUSTMENT
     ---------------------------------                    ----------------------
     Less than or equal to -12% points..................     0.50 X Basic Fee
     Less than or equal to -6% points but greater than -
      12% points........................................     0.75 X Basic Fee
     Less than +6% points but greater than -6% points...        Basic Fee
     Greater than or equal to +6% points but less than
      +12% points.......................................     1.25 X Basic Fee
     Greater than or equal to +12% points...............     1.50 X Basic Fee

  The investment performance of the Tukman Portfolio, for any period, ex-pressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Tukman Portfolio unit value during such period; (ii) the unit value of Vanguard/ Windsor II's cash distributions from the Tukman Portfolio net investment income and real-ized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistrib-uted realized long-term capital gains realized from the Tukman Portfolio.

  The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

  The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus div-idends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

  For the purposes of determining the incentive/penalty fee, the net assets of the Tukman Portfolio will be averaged over the same period as the investment performance of the Tukman Portfolio and the investment record of the S&P 500 are computed.

  During the fiscal year ended October 31, 1995, 1996 and 1997
Vanguard/Windsor II paid advisory fees to Tukman of approximately $2,184,838, $2,699,458 before a performance adjustment of $930,724, and $3,622,904 before a performance adjustment of $785,658, respectively.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES

  In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of direc-tors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insig-nificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb" the performance difference should be at least +/- 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular perfor-mance difference exist before the maximum fee adjustment may be made". The Re-lease concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differ-ences that can reasonably be considered significant." The Board of Directors of Windsor II has fully considered the SEC Release and believes that the per-formance adjustments as included in the proposed agreements with Equinox and Tukman are entirely appropriate although not within the +/- 10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreements, the maximum performance adjustments are made at a differ-ence of +/- 12 and +/- 9 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +/- 4 and +/- 3 percentage points difference per year.

  The investment advisory agreement with Equinox continues until July 31, 1998. The investment advisory agreement with Tukman continues until October 31, 1998. The investment advisory agreement with BHM&S continues until April 30, 1998. The agreements will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of Vanguard/Windsor II's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contracts or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approv-al. In addition, the question of the continuance of the agreements may be pre-sented to the shareholders of Vanguard/Windsor II. In such event, such contin-uance shall be effected, only if approved by the affirmative vote of a majority of the outstanding voting securities of Vanguard/Windsor II.

VANGUARD'S CORE MANAGEMENT GROUP

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of the Vanguard/Windsor II's assets (currently approximately 7%). The Core Management Group also provides invest-ment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund and Vanguard Institutional Index Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were ap-proximately $97 billion as of December 31, 1997. The portion of Vanguard/Windsor II managed by the Core Management Group is not actively man-aged, but is instead administered by the Core Management Group using computer-ized, quantitative techniques based on a value index constructed to approxi-mate the aggregate fundamental characteristics of a typical large capitalization-value fund such as Vanguard/Windsor II. The index is composed of approximately two hundred and fifty stocks that are chosen through quanti-tative analysis of market capitalization, price/earnings ratios and yield characteristics which are similar to the stocks that would normally be held in the actively-managed portions of Vanguard/ Windsor II's portfolio. The Core Management Group is supervised by the Officers of the Trust.

                            VANGUARD EXPLORER FUND

  Vanguard Explorer Fund, Inc. ("Explorer") currently employs four investment advisers: Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109; Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154; Chartwell Investment Partners ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312; and Vanguard's Core Management Group. Un-til February 28, 1990, when Explorer acquired the assets of Explorer II, WMC was sole investment adviser to Explorer (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.

  The proportion of the net assets of Explorer managed by each adviser is es-tablished by the Board of Directors of Explorer, and may be changed in the fu-ture by the Board of Directors as circumstances warrant. Investors will be ad-vised of any substantive change in the proportions managed by each adviser.

WELLINGTON MANAGEMENT COMPANY

  Explorer has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Explorer's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Explorer's investment program with respect to those assets. As of October 31, 1997, WMC managed approximately 30% of the Fund's equity investments. WMC dis-charges its responsibilities subject to the control of the officers and Direc-tors of Explorer.

  Explorer pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .250%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Over $1 billion...................................................... .100%

  The Basic Fee paid to WMC may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the net assets of the WMC Portfolio relative to the investment performance of the Russell 2000 Small Stock Index (the "Index").

  The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC under this investment advisory agreement:

     CUMULATIVE 36-MONTH                                      PERFORMANCE FEE
     PERFORMANCE VERSUS THE INDEX                               ADJUSTMENT*
     ----------------------------                            -----------------
     Less than -12%......................................... -0.50 X Basic Fee
     Between -12% and -6%................................... -0.25 X Basic Fee
     Between -6% and 6%.....................................  0.00 X Basic Fee
     Between 6% and 12%..................................... +0.25 X Basic Fee
     More than 12%.......................................... +0.50 X Basic Fee

--------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the WMC Portfolio shall be aver-aged over the same period as the investment performance of the WMC Portfolio and the investment record of the Index are computed.

  Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percent-ages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with WMC (the "previous rate") shall be used.

  The investment performance of the WMC Portfolio for such period, expressed as a percentage of the WMC Portfolio's net asset value per share at the begin-ning of such period, shall be the sum of: (i) the change in the WMC Portfo-lio's net asset value per share during such period; (ii) the value of the WMC Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the WMC Portfolio for undistributed realized long-term capital gains. The foregoing notwithstanding, any computation of the investment performance of the WMC Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

  The "WMC Portfolio unit value" shall be determined by dividing the total net assets of the WMC Portfolio by a given number of units. On the initial date of the Agreement, the number of units in the WMC Portfolio shall equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio shall be adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose cash distributions on the securities which com-prise the Index shall be treated as reinvested in the Index at least as fre-quently as the end of each calendar quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Russell 2000 are computed.

  Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

  During the fiscal years ended October 31, 1995, 1996 and 1997 Vanguard Ex-plorer Fund paid WMC approximately the following advisory fees:

                                                1995        1996       1997
                                             ----------  ---------- ----------
     Basic Fee.............................. $1,698,254  $1,922,594 $1,950,387
     Increase (Decrease) for Performance
      Adjustment............................    (44,661)      6,708    (89,408)
                                             ----------  ---------- ----------
     Total.................................. $1,653,593  $1,929,302 $1,860,979
                                             ==========  ========== ==========

GRANAHAN INVESTMENT MANAGEMENT, INC.

  Granahan Investment Management, Inc. ("Granahan") serves as a second invest-ment adviser to Explorer. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1997, Granahan managed approximately 48% of the Fund's equity investments. Prior to February 10, 1994, Granahan managed approximately 25% of the Explorer Fund's assets. Granahan discharges its responsibilities subject to the control of the officers and Directors of Explorer.

  The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .300%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Over $1 billion...................................................... .100%

  The Basic Fee paid to Granahan shall be increased or decreased in an amount equal to .075% per annum (.01875% per quarter) of the average month-end net assets of the Granahan Portfolio if the investment performance of the Granahan Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Stock Index (the "Index") for the same period; or by an amount equal to .0375% per annum (.009375% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Index for the same period.

  For the purposes of determining the incentive/penalty fee, the net assets of the Granahan Portfolio shall be averaged over the same period as the invest-ment performance of the Granahan Portfolio and the investment record of the Index are computed.

  The investment performance of the Granahan Portfolio for any period, ex-pressed as a percentage of the "Granahan Portfolio unit value" at the begin-ning of such period, shall be the sum of: (i) the change in the Granahan Port-folio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

  The "Granahan Portfolio unit value" shall be determined by dividing the to-tal net assets of the Granahan Portfolio by a given number of units. On the initial date of the Agreement, the number of units in the Granahan Portfolio shall equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio shall be adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the Granahan Portfolio are averaged over the same pe-riod as the investment performance of the Granahan Portfolio and the invest-ment record of the Russell 2000 are computed.

  Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accor-dance with any then applicable rules of the Securities and Exchange Commis-sion.

                                                 1995       1996       1997
                                              ---------- ---------- ----------
     Basic Fee............................... $1,799,069 $2,389,787 $2,532,966
     Increase (Decrease) for Performance
      Adjustment.............................     69,595    386,752   (242,952)
                                              ---------- ---------- ----------
     Total................................... $1,868,664 $2,776,539 $2,290,014
                                              ========== ========== ==========

  The factors discussed with respect to SEC Release No. 7113 on page 21 also apply to the above-referenced agreement.

CHARTWELL INVESTMENT PARTNERS

  Explorer has entered into an advisory agreement with Chartwell dated as of August 1, 1997 under which Chartwell manages the investment and reinvestment of a portion of the Explorer's assets (the "Chartwell Portfolio") and continu-ously reviews, supervises and administers the Explorer's investment program with respect to those assets. As of October 31, 1997, Chartwell managed ap-proximately 10% of the Fund's equity investments. Chartwell discharges its re-sponsibilities subject to the control of the Officers and Directors of the Fund.

  For the services provided by Chartwell under the advisory agreement the Fund will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Chartwell Portfolio for the quar-ter:

   NET ASSETS                                                              RATE
   ----------                                                              ----
   First $250 million..................................................... 0.40%
   Next $250 million...................................................... 0.30%
   Over $500 million...................................................... 0.20%

  Effective with the quarter ending July 31, 1998 the Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Chartwell Portfolio rel-ative to the investment performance of the Small Company Growth Fund Stock

Index. The following table sets forth the fee payable by the Fund to Chartwell based upon the incentive/penalty adjustment:

   THREE-YEAR CUMULATIVE
   PERFORMANCE DIFFERENTIAL                                     PERFORMANCE FEE
   VERSUS SCGFSI                                                  ADJUSTMENT*
   ------------------------                                    -----------------
   Trails by - 12% or more.................................... -0.20 X Basic Fee
   Trails by more than -6% up to -12%......................... -0.10 X Basic Fee
   Trails/exceeds from -6 through +6..........................  0.00 X Basic Fee
   Exceeds by more than 6% but less than 12%.................. +0.10 X Basic Fee
   Exceeds by 12% or more..................................... +0.20 X Basic Fee

--------
* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against the Fund's average net assets over the same time period which the performance is measured.

  Through the quarter ending July 31, 2000, the incentive/penalty fee for Chartwell will be calculated according to the following transition rules:

    (A) AUGUST 1, 1997 THROUGH APRIL 30, 1998. Beginning with the quarter ending October 31, 1997 and through the quarter ending April 30, 1998, there will be no Performance Fee Adjustment.

    (B) MAY 1, 1998 THROUGH JULY 31, 2000. Beginning with the quarter ending July 31, 1998 and through the quarter ending July 31, 2000, the Performance Fee Adjustment will be computed based upon a comparison of the investment performance of the Chartwell Portfolio and that of the Index over the num-ber of quarters that have elapsed between August 1, 1997 and the end of the quarter for which the fee is computed. During this period, the number of percentage points by which the investment performance of the Chartwell Portfolio must exceed or trail the investment performance of the Index at each Performance Fee Adjustment level shall be determined on the basis of a fraction applied to the performance differentials shown in the above table. For each quarter, this fraction shall equal the number of quarters elapsed since August 1, 1997 divided by twelve.

    (C) ON AND AFTER JULY 31, 2000. For the quarter ending July 31, 2000 and thereafter, the period used to calculate the Performance Fee Adjustment shall be the 36 months through the end of the quarter for which the fee is being computed and the number of percentage points used shall be as stated in the table above.

  The investment performance of the Portfolio, for any period, expressed as a percentage of the "Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Portfolio Unit Value during such period;
(ii) the unit value of the Fund's cash distributions from the Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains from the Portfolio.

  The "Portfolio Unit Value" will be determined by dividing the total net as-sets of the Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Portfolio, the number of units of the Portfolio will be ad-justed based on the unit value of the Portfolio on the day such changes are executed.

  For the purposes of determining the incentive/penalty fee adjustment, the Portfolio's net assets will be averaged over the same time period as the in-vestment performance of those assets and the investment record of the Small Company Growth Fund Stock Index are computed.

  For the period August 1, 1997 to October 31, 1997, the Fund paid Chartwell Investment Partners the following advisory fee:

   Basis Fee........................................................... $202,329
   Increase (Decrease) for Performance Adjustment......................        0
                                                                        --------
     Total............................................................. $202,329
                                                                        ========

          DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

  The Fund's current agreements with WMC, Granahan and Chartwell continue in effect until July 31, 1999. The agreements will be renewable thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approv-al. In addition, the question of continuance of an investment advisory agree-ment may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. An agreement is au-tomatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the advis-er, or (2) by the adviser upon 90 days' written notice to the Fund.

             MORE INFORMATION ON ADVISERS' INCENTIVE PENALTY FEES

  In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of di-rectors and investment advisors to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insig-nificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb' the performance difference should be at least P10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular perfor-mance difference exist before the maximum fee adjustment may be made." The Re-lease concludes that the directors of a fund should satisfy themselves that the maximum performance adjustment will be made only for performance differ-ences that can reasonably be considered "significant." The Board of Directors of Vanguard Explorer Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreements are appropriate, although not within the P10 percentage point per year range suggested in the Release. Under the proposed investment advisory agreement be-tween Vanguard Explorer Fund and Granahan, and Vanguard Explorer Fund and WMC, the maximum performance adjustment is made at a difference of P12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately P4 percentage points dif-ference per year.

THE VANGUARD GROUP, INC.

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 10% of Vanguard Explorer Fund's assets. The Core Management Group employs a quantitative investment approach that uses computer techniques to track--and, if possible, outperform--a specific market standard. For Explorer Fund, this market standard is the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small com-pany funds.

  The Core Management Group also provides investment advisory services to sev-eral Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, the Total International Portfo-lio of Vanguard STAR Fund, the Equity Index Portfolio of Vanguard Variable In-surance Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, a portion of Vanguard Windsor II Fund's assets, a portion of Vanguard/Morgan Growth Fund's assets, as well as several indexed separate accounts. The Core Management Group is supervised by the Officers of the Fund.

  Vanguard also manages the Fund's cash reserves. Vanguard is supervised by the Officers of the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

    B. A change in the terms of an advisory agreement.

    C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

                        VANGUARD U.S. GROWTH PORTFOLIO

LINCOLN CAPITAL MANAGEMENT COMPANY

  The Vanguard U.S. Growth Portfolio entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) on April 1, 1993, under which Lincoln manages the investment and reinvestment of the assets in-cluded in the Vanguard U.S. Growth Portfolio and continuously reviews, super-vises and administers the Portfolio. Lincoln will invest or reinvest such as-sets only in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Directors of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

     NET ASSETS                                                             RATE
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Next $1.5 billion..................................................... .15%
     Over $2.5 billion..................................................... .10%

  For the fiscal years ended August 31, 1995, 1996 and 1997 the Fund paid ad-visory fees of $4,523,000, $6,139,000 before an increase of $393,000 based on performance, and $8,475,000, respectively, to Lincoln.

  Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; and Ray Zemon, Executive Vice President.

  Because Lincoln provides only investment advisory services to the Fund and has no control over the Fund's expenses, Lincoln has not undertaken to guaran-tee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with the state authorities which do not require an expense guar-antee.

  The agreement with Lincoln continues until March 31, 1998. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Vanguard U.S. Growth Portfolio; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Vanguard U.S. Growth Portfolio.

                            VANGUARD/PRIMECAP FUND

PRIMECAP MANAGEMENT COMPANY

  Vanguard/PRIMECAP Fund ("PRIMECAP") employs PRIMECAP Management Company (the "Adviser") under an investment advisory agreement dated as of October 1, 1997 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Of-ficers and Directors of the Fund.

  PRIMECAP pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                           ------
     First $50 million................................................... 0.500%
     Next $200 million................................................... 0.450%
     Next $250 million................................................... 0.375%
     Next $1,750 million................................................. 0.250%
     Next $2,750 million................................................. 0.200%
     Next $5,000 million................................................. 0.175%
     Over $10,000 million................................................ 0.150%

  During the fiscal years ended December 31, 1995, 1996, and 1997 PRIMECAP paid investment advisory fees of approximately $7,700,000, $10,439,000, and $14,455,000, respectively.

  The agreement with the Adviser is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the PRIMECAP's Board of Directors, including the affirmative votes of a majority of the Di-rectors who are not parties to the contract or "interested persons" (as de-fined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the share-holders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting secu-rities of the Fund.

  The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the of-fices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, Vice Chairman and Treasurer, Theofanis Anastasios Kolokotrones, Presi-dent and Secretary, and Joel P. Fried, Senior Vice President.

                              THE PRIME PORTFOLIO

  Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Prime Portfolio of Vanguard Money Market Trust (see page 10 for a more complete description of the Fixed Income Group).

                        VANGUARD ASSET ALLOCATION FUND

  Vanguard Asset Allocation Fund, Inc. ("VAAF") employs Mellon Capital Manage-ment Corporation ("MCM"), 595 Market St., 30th Floor, San Francisco, Califor-nia, 94105, under an investment advisory agreement dated as of April 1, 1996 to manage the investment and reinvestment of the assets of VAAF and to contin-uously review, supervise and administer the VAAF's investment program. MCM discharges its responsibilities subject to the control of the officers and Di-rectors of VAAF.

  VAAF pays MCM a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the VAAF's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $100 million................................................... .200%
     Next $900 million.................................................... .150%
     Next $500 million.................................................... .125%
     Over $1.5 billion.................................................... .100%

  This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of a Combined Index. The Combined Index is comprised of the Standard & Poor's 500 composite Price Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index). The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the Combined Index for the same period.

  For the fiscal years ended September 30, 1995, 1996 and 1997, Vanguard Asset Allocation Fund paid MCM approximately $1,954,000 (before a decrease of $131,000 based on performance), $2,691,000 (before a decrease of $515,000 based on performance), and $3,723,000 (before a decrease of $921,000 based on performance), respectively.

  The agreement will continue until June 30, 1999 and will be renewable there-after for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

  VANGUARD INDEX TRUST--TOTAL STOCK MARKET PORTFOLIOAND VANGUARD STAR FUND--
                         TOTAL INTERNATIONAL PORTFOLIO

  The above-referenced Funds receive all investment advisory services on an at-cost basis from Vanguard's Core Management Group.

  The Core Management Group also provides investment advisory services to sev-eral other Vanguard Funds, including the remaining 5 Portfolios in Vanguard Index Trust, the European, Pacific and Emerging Markets Portfolios of Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Balanced Index Fund, Vanguard Variable Insurance Fund--Equity Index Portfolio, several Portfolios of Vanguard Tax-Managed Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II, and a portion of Vanguard Explorer Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $97 billion as of December 31, 1997. The Funds are not actively managed, but is instead administered by the Core Management Group us-ing computerized, quantitative techniques. The Core Management Group is super-vised by the Officers of the respective funds.

                            PORTFOLIO TRANSACTIONS

  Each of the investment advisory agreements discussed on pages 7-25 autho-rizes the respective Adviser (with the approval of the respective Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund and directs the Ad-viser to use its best efforts to obtain the best available price and most fa-vorable execution as to all transactions for the respective Fund. Each Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

  In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services neces-sary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical infor-mation and provide other services in addition to execution services to the re-spective Fund and/or each Adviser, provided that each Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the respective Fund's Board of Directors, the Adviser may cause the respective Fund to pay a broker-dealer which furnishes brokerage and re-search services a higher commission than that which might be charged by an-other broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

  Currently, it is each Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. Each Adviser will only pay such higher commis-sions if it believes this to be in the best interest of the respective Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the respective Fund that it will not pay higher commission rates specifically for the purpose of obtaining re-search services.

  Since each Fund does not market its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, each Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers. Each Fund may direct its Adviser(s) to use a particular broker in exchange for commissions or rebates or research services provided to the Fund. Although the Funds managed by Vanguard's Core Management Group and Vanguard's Fixed Income Group do not operate pursuant to a formal investment advisory agreements, the aforementioned requirements and policies also apply to them.

                      TERMINATION OF ADVISORY AGREEMENTS

  Each of the investment advisory agreements described in the preceding pages are automatically terminated if assigned, and may be terminated without pen-alty at any time (1) by either a vote of the respective Fund's Board of Direc-tors (Trustees) or by vote of a majority of the outstanding voting securities of the respective Fund, upon 60 days' written notice to the investment advi-sor, or (2) by the investment adviser upon 90 days' written notice to the re-spective Fund.

                              PURCHASE OF SHARES

  The purchase price of shares of the Fund's Portfolios is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time, on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Portfolio's underlying securities to materially affect its net asset value per share. An order re-ceived prior to the close of the Exchange will be executed at the price com-puted on the date of receipt; and an order received after the close of the Ex-change will be executed at the price computed on the next day the Exchange is open.

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund, and (iii) to re-duce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Portfolios' shares.

  To assure that the Fund continues to operate in the manner set forth in this Prospectus, including the desired composition of shareholder investments in the Fund, the Officers of the Fund will monitor and report to the Trustees the composition of the Fund's shareholder base. The Fund's shares will be marketed to tax-advantaged and other retirement accounts. The Officers will recommend to the Trustees any action they deem necessary to assure that investments in the Fund do not become inconsistent with the policies applicable to the Fund. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

  A 0.50% portfolio transaction fee is deducted from purchases of the Total International Portfolio, including any purchases made by each of the Portfo-lios of Vanguard STAR Fund. Portfolio transaction fees are paid directly to this Portfolio in order to offset transaction costs of buying international securities in the European, Pacific and Emerging Markets Portfolios. The fee is not a sales charge.

STOCK CERTIFICATES

  Your purchase will be made in full and fractional shares of STAR calculated to three decimal places. Shares are normally held on deposit for shareholders by STAR, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeep-ing the certificates, and saves STAR the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares. Share certificates will not be offered for the Income, Conservative Growth, Moderate Growth and Growth Portfolios.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for STAR to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit. Any redemptions may be more or less than the sharehold-er's cost depending on the market value of the Fund's underlying securities.

  The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and condi-tions. Under this arrangement, the Fund will be deemed to have received a pur-chase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Cus-tomer orders that are properly transmitted to the Fund by Schwab, or if appli-cable, Schwab's authorized designee, will be priced as follows:

  Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders re-ceived by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Vanguard from fraud, signature guaran-tees are required for certain redemptions. Signature guarantees enable the Fund to verify the authenticity of a signature. Signature guarantees are re-quired in connection with: (1) all redemptions, regardless of the amount in-volved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests.

  These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) cer-tain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain in-stances.

  Signature guarantees can be obtained from a bank, broker or any other guar-antor that Vanguard deems acceptable. Notaries public are not acceptable guar-antors.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                            YIELD AND TOTAL RETURN

  The yield of the STAR Portfolio for the 30-day period ended December 31, 1997 was 3.43%. The yield of the Income, Conservative Growth, Moderate Growth and Growth Portfolios of the LifeStrategy Funds for the 30-day period ended December 31, 1997 was 5.44%, 4.44%, 3.51% and 2.47%, respectively.

  The average annual total return of the STAR Portfolio for the one- five- and ten-year periods ended December 31, 1997 was 21.15%, 14.90% and 14.12%, re-spectively. The average annual total return of the Life Strategy Funds--Income Portfolio for the one-year period ended December 31, 1997 and, since its in-ception on September 30, 1994 was 14.23% and 13.63%. The average annual total return of the Life Strategy Funds--Conservative Growth Portfolio for the one-year period ended December 31, 1997 and, since its inception on September 30, 1994 was 16.81% and 15.65%. The average annual total return of the Life Strat-egy Funds--Moderate Growth Portfolio for the one-year period ended December 31, 1997 and, since its inception on September 30, 1994 was 19.77% and 18.04%. The average annual total return of the Life Strategy Funds--Growth Portfolio for the one-year period ended December 31, 1997 and, since its inception on September 30, 1994 was 22.26% and 20.26%. The average annual total return of the Total International Portfolio for the one year period ended December 31, 1997 and, since its inception on April 29, 1996 was -0.77% and -0.13%. Total return is computed by finding the average compounded rates of return over the one-year and since inception periods set forth above that would equate an ini-tial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Van-guard STAR Fund, may from time to time, use one or more of the following un-managed indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity securi-ties, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

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MSCI EMF INDEX--an arithmetic, market value-weighted average of the perfor-
mance of securities listed on the stock exchanges of twenty-two developing countries.

MSCI EAFE + SELECT EMF INDEX--an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Austra-lia, the Far East and fourteen developing countries.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,000 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered, fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index.)

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a mar-ket weighted index that contains individually priced U.S. Treasury, agency and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agen-cy, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The in-dex has a market value of over $900 billion.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

IBBOTSON ASSOCIATES YEARBOOK--various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analyt-ical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of av-erage non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL CAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Ex-changes or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Trust was established as a "business trust" under Pennsylvania law under a Declaration of Trust dated July 19, 1983. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Trust is offering shares of six Portfolios.

  The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A share-holder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and
(ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

  The Fund will continue without limitation of time, provided however that:

    (1) Subject to the majority vote of the holders of shares of any Portfo-lio outstanding, the Trustees may sell or convert the assets of such Port-folio to another investment company in exchange for shares of such invest-ment company, and distribute such shares, ratably among the shareholders of such Portfolio;

    (2) Subject to the majority vote of shares of any Portfolio outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfo-lio; and

    (3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

  Upon completion of the distribution of the remaining proceeds or the remain-ing assets of any Portfolio as provided in paragraphs 1), 2) and 3) above, the Fund shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Pennsylvania law, shareholders of a trust may, under certain circum-stances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instru-ment entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any share-holder held personally liable for the obligations of the Trust. The Declara-tion of Trust also provides that the Trust shall, upon request, assume the de-fense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions. The Trustees and officers of the Trust believe that, in view of the above, the risk of personal liability to shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be lia-ble for errors of judgment or mistakes of fact or law, but nothing in the Dec-laration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negli-gence, or reckless disregard of the duties involved in the conduct of his of-fice.

                             FINANCIAL STATEMENTS

  Vanguard STAR Fund's financial statements as of and for the year ended De-cember 31, 1997, appearing in Vanguard STAR Portfolio 1997 Annual Report to Shareholders, Vanguard Life Strategy Portfolios 1997 Annual Report to Share-holders and the reports thereon of Price Waterhouse LLP, independent accoun-tants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

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